As filed with the Securities and Exchange Commission on May 27, 2005

Registration No. 333-___

Investment Company Act File No. 811-03175

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

PRUDENTIAL SECTOR FUNDS, INC.

(d/b/a Jennison Sector Funds, Inc.)

(Exact Name of Registrant as Specified in Charter)

Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Deborah A. Docs, Esq.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

with a copy to:

William G. Farrar, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

(212) 558-4000

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered:  Shares of common stock, par value $0.01 per share of Jennison Technology Fund of Jennison Sector Funds, Inc.  No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing become effective on June 27, 2005, pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant has previously registered an indefinite number of shares of common stock under the Securities Act of 1933.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS TECHNOLOGY FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

June 30, 2005

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby the assets of your Strategic Partners Technology Fund (the "SP Tech Fund") would be acquired by the Prudential Technology Fund (doing business as Jennison Technology Fund) (the "Jennison Tech Fund" and together with the SP Tech Fund, the "Funds") and Jennison Tech Fund would assume all the liabilities of SP Tech Fund. The SP Tech Fund is a series of Strategic Partners Mutual Funds, Inc. ("SP Mutual Funds"), a Maryland corporation (formerly American Skandia Advisor Funds, Inc.). Jennison Tech Fund is a series of Prudential Sector Funds, Inc., a Maryland corporation doing business as Jennison Sector Funds, Inc. A shareholder meeting for the SP Tech Fund (the "Meeting") is scheduled for Wednesday, September 21, 2005 at 12:30 p.m. Eastern time. Only shareholders of the SP Tech Fund will vote on the acquisition of the SP Tech Fund's assets by the Jennison Tech Fund.

This package contains information about the proposal and includes materials you will need in order to vote. The Board of Directors of SP Mutual Funds has reviewed and approved the proposal and recommended that it be presented to shareholders of the SP Tech Fund for their consideration. Although the directors have determined that the proposal is in the best interests of SP Tech Fund shareholders, the final decision is up to you.

If approved, the proposed reorganization would give you the opportunity to participate in a mutual fund with similar investment policies. Combining SP Tech Fund with Jennison Tech Fund will allow you to enjoy a larger asset base over which expenses may be spread. In addition, SP Tech Fund shareholders are expected to realize a reduction in both the net and gross annual operating expenses borne by such shareholders, including a reduction in investment management fees. The accompanying combined proxy statement and prospectus include a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders on systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur shortly after the Meeting), future purchases will automatically be made in shares of the Jennison Tech Fund.

If you have any questions before you vote, please call Computershare Fund Services at 1-888-999-5241 toll-free. They will be happy to help you understand the proposal and assist you in voting. Thank you for your participation.

  Judy A. Rice
  President

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS TECHNOLOGY FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Strategic Partners Technology Fund (the "SP Tech Fund"), a series of Strategic Partners Mutual Funds, Inc. ("SP Mutual Funds"), a Maryland corporation, will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on Wednesday, September 21, 2005, at 12:30 p.m. Eastern time, for the following purposes:

1.  For shareholders of the SP Tech Fund to approve or disapprove a Plan of Reorganization and the reorganization it contemplates under which the SP Tech Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Prudential Technology Fund doing business as Jennison Technology Fund (the "Jennison Tech Fund"), a series of Prudential Sector Funds, Inc. (doing business as Jennison Sector Funds, Inc.), a Maryland corporation. In connection with this proposed reorganization, each whole and fractional share of each class of the SP Tech Fund will be exchanged for whole and fractional shares of equal dollar value of the corresponding class of the Jennison Tech Fund, outstanding shares of the SP Tech Fund will be cancelled and the SP Tech Fund will be liquidated.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors of the SP Mutual Funds, on behalf of the SP Tech Fund, has fixed the close of business on June 24, 2005 as the record date for the determination of the shareholders of the SP Tech Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
  Secretary

Dated: June 30, 2005

A proxy card is enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors recommends that you vote FOR the proposal.

Your vote is important.
Please return your proxy card promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1.	XYZ Corporation	John Smith, President

2.	XYZ Corporation	John Smith, President

c/o John Smith, President

B. 1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

2.	Jones Family Trust	Charles Jones, Trustee

3.	Sarah Clark, Trustee	Sarah Clark, Trustee

u/t/d 7/1/85

C. 1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

f/b/o Jessica Wilson UTMA

New Jersey

STRATEGIC PARTNERS TECHNOLOGY FUND
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.
PROXY STATEMENT

and

PRUDENTIAL TECHNOLOGY FUND
(d/b/a Jennison Technology Fund)
A SERIES OF PRUDENTIAL SECTOR FUNDS, INC.
(d/b/a Jennison Sector Funds, Inc.)

PROSPECTUS

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated June 30, 2005

Acquisition of the Assets of the Strategic Partners Technology Fund
By and in exchange for shares of the Jennison Technology Fund

This combined Proxy Statement and Prospectus ("Prospectus/Proxy Statement") is being furnished to the shareholders of the Strategic Partners Technology Fund ("SP Tech Fund"), a series of Strategic Partners Mutual Funds, Inc. ("SP Mutual Funds"), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of the SP Mutual Funds for use at a special meeting of shareholders of SP Tech Fund and at any adjournments thereof (the "Meeting").

The Meeting will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102 on Wednesday, September 21, 2005 at 12:30 p.m. Eastern time. This Prospectus/Proxy Statement will first be sent to shareholders on or about July 8, 2005.

The purpose of the Meeting is for shareholders of SP Tech Fund to vote on a Plan of Reorganization (the "Plan") under which SP Tech Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Technology Fund (doing business as Jennison Technology Fund) (the "Jennison Tech Fund"), which is a series of Prudential Sector Funds, Inc. (the "Jennison Sector Funds"), a Maryland corporation doing business as Jennison Sector Funds, Inc., in exchange for shares of Jennison Tech Fund, which will be distributed to shareholders of SP Tech Fund, and the subsequent cancellation of shares of SP Tech Fund and its liquidation. If the Plan is approved, each whole and fractional share of each class of SP Tech Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of Jennison Tech Fund as soon as practicable following the Meeting and the SP Tech Fund will be liquidated and the Jennison Tech Fund will be the surviving fund.

The investment objective of the SP Tech Fund is to seek capital growth by investing primarily in the equity securities of companies operating in the technology sector, while the investment objective of the Jennison Tech Fund is to seek long-term capital appreciation. The SP Tech Fund invests primarily in equity securities of technology-related companies while the Jennison Tech Fund buys securities of companies in the technology sector, such as those that derive, or that Jennison Tech Fund's investment adviser expects will derive, a substantial portion of their sales from products or services in technology and technology-related activities. If the shareholders of SP Tech Fund approve the Plan, the shareholders of SP Tech Fund will become shareholders of Jennison Tech Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and issuance of shares of the Jennison Tech Fund that you should know before voting. You should retain it for future reference. Additional information about the Jennison Tech Fund and the proposed reorganization has been filed with the

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Securities and Exchange Commission ("SEC") and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The prospectus for the Jennison Sector Funds, dated March 18, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information ("SAI") for the Jennison Sector Funds, dated March 18, 2005, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated June 30, 2005, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Jennison Sector Funds at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Prospectus for the Jennison Sector Funds (enclosed as Exhibit B) and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan of Reorganization that will have the effect of combining the SP Tech Fund and the Jennison Tech Fund into a single mutual fund. Both Funds are series of open-end investment companies that are organized as Maryland corporations. Each Fund follows a non-fundamental investment policy regarding its investments: SP Tech Fund's non-fundamental policy is to invest at least 80% of its investable assets in securities issued by technology-related companies; Jennison Tech Fund's non-fundamental policy is to invest at least 80% of its investable assets in the type of investment suggested by its name.

If shareholders of the SP Tech Fund vote to approve the Plan, the assets of the SP Tech Fund will be transferred to, and all of its liabilities will be assumed by, the Jennison Tech Fund in exchange for an equal value of shares of the Jennison Tech Fund. Shareholders of the SP Tech Fund will have their shares exchanged for shares of Jennison Tech Fund of equal dollar value based upon the value of the shares at the time SP Tech Fund's assets are transferred to Jennison Tech Fund. After the transfer of assets and exchange of shares has been completed, SP Tech Fund will be liquidated and dissolved. If the Plan is approved, you will cease to be a shareholder of SP Tech Fund and will become a shareholder of Jennison Tech Fund.

A similar proposal is being submitted at this time to the shareholders of Strategic Partners Managed OTC Fund ("SP OTC Fund"), a different Series of SP Mutual Funds. Under a Plan of Reorganization for SP OTC Fund (the "SP OTC Plan"), the assets of the SP OTC Fund will be transferred to, and all of its liabilities will be assumed by Jennison Tech Fund in exchange for an equal value of shares of Jennison Tech Fund. Consummation of the Plan is not contingent on approval of the SP OTC Plan. If both the Plan and the SP OTC Plan are approved and their shares are exchanged for Jennison Tech Fund shares, shareholders are expected to benefit from greater economies of scale.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Directors of the SP Mutual Funds and the Board of Directors of the Jennison Sector Funds, respectively, have determined that the proposed reorganization is in the best interests of the shareholders of the SP Tech Fund and the Jennison Tech Fund, and have also concluded that the shareholders of either Fund would not be subject to any dilution in value as a result of the consummation of the Plan.

The Board of Directors of the SP Mutual Funds, on behalf of the SP Tech Fund, has approved the Plan and unanimously recommends that you vote to approve the Plan.

The Board of Directors of Jennison Sector Funds, on behalf of the Jennison Tech Fund, has also approved the Plan.

Shareholder Voting

Shareholders who own shares of the SP Tech Fund at the close of business on June 24, 2005 (the "Record Date") will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the SP Tech Fund. To approve the Plan for the reorganization of the SP Tech Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the SP Tech Fund outstanding and entitled to vote thereon must be voted in favor of the Plan which, for purposes of this vote, under the Investment Company Act of 1940 (the "Investment Company Act"), means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of SP Tech Fund represented at a meeting at which more than 50% of the outstanding voting shares of SP Tech Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of SP Tech Fund.

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Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (the "proxy card") or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting by persons appointed as proxies.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

The Investment Objectives and Policies of the Funds

This section describes the investment policies of the SP Tech Fund and the Jennison Tech Fund and the differences between them. For a complete description of the investment policies and risks for the Jennison Tech Fund, you should read the Prospectus (enclosed) and SAI for the Jennison Tech Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives and investment policies of the Funds are similar. The investment objective of the SP Tech Fund is to seek capital growth by investing primarily in the equity securities of companies engaged in technology-related industries, while the investment objective of the Jennison Tech Fund is to seek long-term capital appreciation. The investment objective for the SP Tech Fund is a non-fundamental policy that can be changed by the Board of Directors without shareholder approval, while the investment objective for the Jennison Tech Fund is a fundamental policy that cannot be changed without shareholder approval. There can be no assurance that the Jennison Tech Fund or the SP Tech Fund will achieve its investment objective.

Each Fund pursues its investment objective through various investment strategies that are employed by that Fund's respective subadviser. After the reorganization is completed, it is expected that the combined fund will be managed according to the investment objective and policies of Jennison Tech Fund.

Under normal circumstances SP Tech Fund will invest at least 80% of the value of its investable assets in securities issued by companies engaged in technology-related industries. These industries include, but are not limited to, applied technology, biotechnology, communications, computers, video, electronics, Internet, IT services and consulting, oceanography, office and factory automation, networking, robotics, and video. A portion of the Fund's assets may be invested outside of this sector.

Jennison Tech Fund normally invests at least 80% of its investable assets in stocks of companies that derive at least 50% of revenues from operations in the technology sector, including in companies that design, manufacture or sell computers, peripheral products, electronic components and systems software, equipment vendors, electronic component manufacturers, contract manufacturers and distributors, and electronic instruments and system vendors. They also include companies that provide media, telecommunication and information services and companies expected to benefit from technological advances and improvements.

Both Funds emphasize an investment style that focuses on similar characteristics in selecting portfolio investments: company fundamentals and growth prospects. Each Fund also evaluates the management of the companies in which they are considering investing. SP Tech Fund prefers to invest in strongly managed companies that the SP Tech Fund's subadviser believes will generate above-average growth rates for the next three to five years. These companies are usually large established firms that are leaders in their field and have a strategic advantage over their competitors. The remainder of the SP Tech Fund's portfolio consists of faster-growing, more volatile technology companies, which the SP Tech Fund's subadviser believes to be emerging leaders in their field.

Jennison Tech Fund looks for companies that have growth in sales and earnings driven by products or services. These companies usually have a unique market niche, a strong new product profile or what the Jennison Tech Fund's subadviser believes to be superior management.

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The Jennison Tech Fund is a non-diversified fund. The SP Tech Fund is a diversified fund and therefore subject to additional restrictions. See "Investment Restrictions" below.

SP Tech Fund and Jennison Tech Fund both typically distribute annually all or substantially all of their ordinary income and net realized capital gains.

Comparison of Other Policies of the Funds

Diversification

Jennison Tech Fund is a "non-diversified" investment company and SP Tech Fund is a diversified investment company under the Investment Company Act, meaning SP Tech Fund cannot invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in volume of securities issued by one issuer may represent a greater portion of the total assets of a non-diversified fund.

Foreign Securities

Each of the Funds may invest in securities of foreign issuers. SP Tech Fund may invest up to 25% of its assets in foreign securities, while Jennison Tech Fund may invest up to 20% of its investable assets in foreign securities but usually invests no more than 10% of its investable assets in such securities. Investments in foreign securities present specific risks, including the exposure to economies and political systems that may not be as stable as in the United States. Investments in foreign securities also expose the Fund to currency risk, i.e. the risk that changing values of foreign currencies could adversely impact the Fund's returns.

Fixed Income Obligations

Jennison Tech Fund can only invest up to 10% of its total assets in fixed-income obligations, but SP Tech Fund features no limitation on the amount of debt securities it may invest in, as long as at least 80% of its assets are invested in equity-related securities issued by companies in the sector as indicated by its name.

Derivative Instruments

Each Fund may invest in various derivative instruments. Generally, with derivatives, the relevant subadviser is trying to predict whether the underlying investment – a security, market index, currency, interest rate or some other asset, rate or index – will go up or down at some future date. Jennison Tech Fund usually invests less than 10% of its assets in derivatives. These derivative instruments include futures, options, foreign currency forward contracts and swaps. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Derivatives involve costs and can be volatile. When using derivative strategies, each Fund segregates cash or other liquid assets. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Short Sales

Jennison Tech Fund may engage in short sales covering up to 20% of the Fund's investable assets regardless of whether Jennison Tech Fund owns or has the right to acquire the security sold. SP Tech Fund may not sell securities short, except in limited circumstances.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Funds may also be illiquid.

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Borrowing and Pledging Assets

Each Fund may borrow for investment purposes up to 33 1/3% of the value of its total assets, calculated when the loan is made and may pledge up to 33 1/3% of its total assets to secure these borrowings. Jennison Tech Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, if outstanding loans do not exceed 33 1/3% of the value of such Fund's assets and the loans are callable at any time by the Fund.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, during periods of adverse market conditions, they may invest up to 100% of their respective assets in investments such as money market instruments or U.S. Government securities, in response to adverse market, economic or political conditions. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Investments in Affiliated Funds

Jennison Tech Fund may invest up to 25% of its total assets in shares of affiliate money-market funds or open-ended short-term bond funds with a portfolio maturity of three years or less. Both Funds may invest up to 10% of its total assets in other investment companies, subject to additional restrictions under the Investment Company Act.

Investment Restrictions

A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; and (vi) make loans (except for certain securities lending transactions).

In addition, SP Tech Fund, but not the Jennison Tech Fund, has adopted a fundamental investment restriction to diversify its investments. Accordingly, the SP Tech Fund is a diversified fund, under the Investment Company Act. This means that it may not, with respect to 75% of the value of its total assets, purchase a security of any issuer (other than U.S. Government securities) or securities of other investment companies) if, as a result (i) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund. Jennison Tech Fund is not subject to comparable restrictions.

Risks of Investing in the Funds

Like all investments, an investment in Jennison Tech Fund or SP Tech Fund involves risk. There is no assurance that either Fund will meet its investment objective. Both Funds primarily invest in securities of technology companies and, as a result, the investments are limited to a comparatively narrow segment of the economy. In addition, products and services of technology companies may quickly become obsolete and their performance is dependent upon global markets. Companies operating in that sector, in particular those with electronic products, typically face intense competition and technology-related products and services may quickly become obsolete. Securities of companies with emerging concepts may be more volatile due to their limited product lines, markets or financial resources.

Both Funds invest primarily in equity or equity-related securities. As with any mutual fund investing primarily in equity securities, the value of securities held by a Fund may decline. Stock values can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities market

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generally. These declines may be substantial. In addition, changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

If either Fund participates in the initial public offering ("IPO") market, it may own securities that are very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors.

Jennison Tech Fund is a non-diversified fund under the Investment Company Act and, as a result, can invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Both Funds may use investment strategies, such as derivative investing, that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses.

Investing in foreign securities subjects the Fund to additional risks. Foreign markets, economies and political systems may not be as stable as those in the U.S. and may involve additional risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses. These securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information.

To the extent the Funds invest in fixed-income obligations, the investments are subject to the credit risk of the issuer, market risk with respect to the value of the investment and interest rate risk.

Due to the substantial similarity of investment policies and strategies followed by Jennison Tech Fund and SP Tech Fund, investments in both funds are exposed to a very similar set of principal risks, with the exception of risk resulting from the fact that Jennison Tech Fund, as opposed to SP Tech Fund, is a non-diversified fund.

For more information about the risks associated with Jennison Tech Fund's investment strategies, see the Jennison Tech Fund's Prospectus (enclosed), and for a more detailed discussion of the Jennison Tech Fund's investments, see the Fund's SAI, both of which are incorporated by reference into this Prospectus/Proxy Statement.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net

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investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The reorganization may entail various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Forms of Organization

The SP Tech Fund is a series of SP Mutual Funds and Jennison Tech Fund is a series of Jennison Sector Funds. Both SP Mutual Funds and Jennison Sector Funds are open-end management investment companies organized as Maryland corporations.

SP Mutual Funds is authorized to issue 5.5 billion shares of capital stock, par value $0.001 per share, 150,000,000 of which are designated as shares of SP Tech Fund, which are further divided into Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

Jennison Sector Funds is authorized to issue 2,000,000,000 shares of common stock, $.01 par value per share, 400,000,000 of which are designated as shares of Jennison Tech Fund. The shares of Jennison Tech Fund are further divided into 100,000,000 Class A shares, 100,000,000 Class B shares, 100,000,000 Class C shares and 100,000,000 Class Z shares. If the Plan is approved, Jennison Tech Fund will authorize and issue four additional classes of shares that will be equivalent to Class L, Class M, Class X and New Class X of SP Tech Fund.

SP Mutual Funds and Jennison Sector Funds (together, the "Companies") operate pursuant to charters, which include their Articles of Incorporation and supplements, corrections and amendments thereto, and by-laws. SP Mutual Funds and Jennison Sector Funds are each governed by a Board of Directors. We refer to these as a "Board" and sometimes refer separately to "directors." We have summarized below certain rights of shareholders of SP Mutual Funds and of Jennison Sector Funds to highlight differences in the governing documents of the Companies. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the charter and by-laws of SP Mutual Funds and Jennison Sector Funds for more complete information.

Form of Ownership

Ownership interests in the Companies and their series are represented by shares of common stock of a corporation. The par value of the Jennison Sector Funds' common stock is $.01 and the par value of the SP Mutual Funds' common stock is $.001. We refer to the ownership interest as "shares" and to holders of shares as "shareholders."

Extraordinary Transactions

As registered open-end investment companies, the Companies are authorized under Maryland law to transfer all of their respective assets (or the assets of any class or series of their shares) without shareholder approval, but pursuant to their charters, most other extraordinary transactions, including mergers, consolidations, share exchanges and dissolutions, must be approved by a majority vote of the shares entitled to vote on the matter.

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Shareholder Meetings

Place of Meeting

The Companies may hold shareholder meetings at any place set by the Board, except that in the case of SP Mutual Funds, that place is required to be within the United States.

Shareholder Voting Rights

Each share of the Companies' common stock entitles its holder to one vote and fractional shares are entitled to pro rata voting rights. In all elections for directors, each share of the Companies' stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Record Date

The Companies' Boards have the sole power to set a record date, which must be at or after close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings

The Companies are not required to hold annual meetings of their shareholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act.

Special Meetings

The Companies must call a special meeting of shareholders if so requested by the chairman or the president or by a majority of the directors. In addition, SP Mutual Funds shall call a special meeting, in the discretion of the Board, on the written request of shareholders holding at least 10% of the outstanding shares of a series. In the case of Jennison Sector Funds, a special meeting will be held on the written request of shareholders representing a majority of the votes entitled to be cast at the meeting. The Companies' Boards have sole power to fix the date and time of any special meeting of shareholders.

Inspector of Elections

SP Mutual Funds is required to appoint one or more inspectors of election to conduct the voting at any meeting, if so ordered by the chairman of the meeting or upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. Jennison Sector Funds' Board may appoint one or three inspectors before a shareholder meeting. In addition, the chairman may make such appointment and must do so upon the request of at least 10% of the shareholders.

Advance Notice of Shareholder Proposals

The by-laws of Jennison Sector Funds provide that in order for a shareholder to nominate a director for election or propose business to be considered at an annual meeting of shareholders, such shareholder must give notice of such nomination or proposal to the Secretary of Jennison Sector Funds not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. However, if no annual meeting was held in the preceding year, any such shareholder must give notice to the Secretary not earlier than the 90th day prior to such meeting and not later than either the 60th day prior to such meeting or the 10th day after public announcement of such meeting is made. Although the charter of SP Mutual Funds provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SP Mutual Funds may submit proposals from the floor of an annual meeting. Under Maryland law, the purpose of any special meeting must be described in the notice of such meeting so only items included in the notice may be considered at special meetings of shareholders of the Companies.

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Quorum

The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of the Companies shall constitute a quorum for the transaction of business at a meeting of such shareholders.

Adjournments

Whether or not a quorum is present, Jennison Sector Funds may adjourn a meeting of shareholders convened on the date for which it was called, by action of the chairman of the meeting, to a date not more than 120 days after the original record date. For SP Mutual Funds a majority vote of the shareholders present is needed to achieve such an adjournment.

Shareholder Action Without a Meeting

Shareholders of the Companies are not entitled to act by written consent unless such consent is unanimous.

Amendments to Charter

Amendments to each Fund's charter generally require the approval of the Board and at least a majority of the votes entitled to be cast. However, the Board may amend the charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, each Fund's Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares without shareholder approval.

Amendment of By-Laws

The Companies' by-laws can be amended by a majority vote of the shareholders, or by a majority vote, in the case of SP Mutual Funds, and by a two-thirds vote in the case of Jennison Sector Funds, of the Board.

Board of Directors

Number of Members

SP Mutual Funds' Board may change the number of directors to any number from three (3) to twenty-five (25), inclusive. Jennison Sector Funds' Board may change the number of directors to any number from three (3) to twenty (20), inclusive.

Removal of Board Members

SP Mutual Funds' shareholders may remove a Board member, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members. Jennison Sector Funds' shareholders may remove a Board member, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Board members.

Board Vacancies

A vacancy on the Companies' Boards may be filled by a majority of the remaining members of the Board (unless, in the case of SP Mutual Funds, the vacancy results from the removal of a director by the shareholders, in which case the shareholders may elect a successor to fill the vacancy, the vacancy results from an increase in the number of directors, in which case a majority of the entire Board may fill the vacancy, or unless otherwise required by law).

Limitation on Liability of Directors and Officers

The Companies' charters provide that, to the extent allowed by law, directors and officers will not be liable to the Funds or their shareholders for monetary damages for a breach of fiduciary duty. Maryland law permits such

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limitation of liability except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Indemnification of Directors, Officers, Employees and Agents

The Companies' charter or by-laws provide for indemnification of directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. Additionally, under the Investment Company Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

Under Maryland law, the Companies' shareholders generally have no personal liability for the debts or obligations of SP Mutual Funds as a result of their status as shareholders.

Termination and Dissolution

Dissolution of the Companies requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, under Maryland law, the Companies may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

American Skandia Investment Services, Inc. ("ASISI"), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC ("PI"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers (each an "Investment Manager" and together, the "Investment Managers") pursuant to an investment management agreement with the SP Mutual Funds on behalf of the SP Tech Fund (the "SP Tech Fund Management Agreement"). Under the SP Tech Fund Management Agreement, PI, as co-manager, will provide supervision and oversight of ASISI's investment management responsibilities with respect to the SP Mutual Funds. Pursuant to the SP Tech Fund Management Agreement, the Investment Managers jointly administer the SP Tech Fund's business affairs and supervise the Fund's investments. Subject to approval by the Board of Directors, the Investment Managers may select and employ one or more subadvisers for the Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Directors, the Investment Managers may reallocate the SP Tech Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the SP Tech Fund's investment objectives.

Under a management agreement with Jennison Tech Fund, PI (the "Manager") manages that Fund's investment operations and administers its business affairs. As of December 31, 2004, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $90.4 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for Jennison Tech Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising Jennison Tech Fund's investment adviser.

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Both the SP Mutual Funds and Jennison Sector Funds have obtained an exemption from the SEC that permits an Investment Manager or Manager to change subadvisers for each of its series, including the Funds, and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Boards of Directors of the SP Mutual Funds or Jennison Sector Funds, as applicable. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the SP Mutual Funds and Jennison Sector Funds) is intended to facilitate the efficient supervision and management of the subadvisers by the respective Investment Manager or the Manager and the directors of the SP Mutual Funds and Jennison Sector Funds, respectively.

With respect to the SP Tech Fund and Jennison Tech Fund, the respective Investment Manager or Managers currently engage the following subadvisers to manage the investments of each Fund in accordance with that Fund's investment objective, policies and limitations and any investment guidelines established by the respective Investment Manager or Managers. Each subadviser is responsible, subject to the supervision and control of the Investment Manager or Managers, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

Dreyfus Corporation ("Dreyfus") serves as subadviser for the SP Tech Fund. Dreyfus is located at 200 Park Avenue, New York, New York 10166. As of December 31, 2004, Dreyfus managed approximately $161 billion in assets. Dreyfus is an indirect, wholly-owned subsidiary of Mellon Financial Corporation (Mellon). Founded in 1947, Mellon is a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon is one of the world's leading providers for corporations and institutions and affluent individuals. Prior to July 21, 2004, the Fund was managed by INVESCO Institutional, N.A.

Mr. Mark Herskovitz is the portfolio manager responsible for the day-to-day management of the SP Tech Fund. Mr. Herskovitz also serves as the primary portfolio manager of the Dreyfus Premier Technology Growth Fund, where he has been a manager since its inception in October 1997. He serves as the primary portfolio manager of the Dreyfus Technology Growth Separate Account Portfolio. Additionally, he joined the Lighthouse Ashland Investments Growth equity management team as a portfolio manager in July 2003. Prior to joining Dreyfus, Mr. Herskovitz served as a senior technology analyst at National City Corp., where he was responsible for coverage of companies in the data processing, computer hardware & software, semiconductor and telecom equipment and services industries. Mr. Herskovitz received his A.B. from The University of Chicago where he studied economics and history.

Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, NY 10017, is Jennison Tech Fund's investment adviser. As of December 31, 2004, Jennison had approximately $64 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. Jennison has been serving as an investment adviser to the Jennison Tech Fund since 2003. Prudential Investment Management, Inc. served as an investment adviser to the Jennison Tech Fund from its inception until June 9, 2003, when PI allocated investment advisory responsibility for 100% of the assets of the Jennison Tech Fund to Jennison.

Susan Hirsch is the portfolio manager responsible for the day-to-day management of Jennison Tech Fund. Ms. Susan Hirsch, an Executive Vice President of Jennison, has managed the portfolio of that Fund since its inception. Prior to joining Jennison in August 2000, Ms. Hirsch was a Managing Director of Prudential Investment Management, Inc. which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During that time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. Ms. Hirsch received her B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc.

Subsequent to the consummation of the reorganization, Jennison will be the subadviser for the surviving Fund.

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of December 31, 2004.

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Other Accounts Managed by Portfolio Manager

The table below identifies, for the portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. None of the portfolio managers were paid a  fee based on performance.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed	Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed	Other Accounts Managed	Assets of Other Accounts Managed
Mark Herskovitz	4	$2,000,000,000	2	$7,300,000	0	N/A
Susan Hirsch	3	$722,079,577	1	$25,997,849	0	N/A

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Tech Fund	DREYFUS:
Compensation
Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The fund's portfolio managers are compensated by Dreyfus or its affiliates and not by the fund. The incentive compensation plan is comprised of three components: portfolio performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus' pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in Mellon Financial Corporation restricted stock.
Portfolio performance is measured by the 1-year (40%) and 3-year (60%) total return of all of the portfolio manager's accounts relative to the annualized total return of the appropriate Lipper peer group. The portfolio manager's performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.
Individual qualitative performance is based on Dreyfus' Chief Investment Officer's evaluation of portfolio manager's performance based on any combination of the following: marketing contributions, new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.
Portfolio managers are also eligible for Dreyfus' Long Term Incentive Plan. Under that plan, cash and/or Mellon Financial Corporation restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.
Potential Conflicts of Interest
Security Ownership. The portfolio managers do not beneficially own any securities issued by the Funds.

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Tech Fund	Other Conflicts. Portfolio managers at Dreyfus may manage multiple accounts for a
(concluded)	diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").
Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.
Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.
A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Jennison Tech Fund	JENNISON:
Compensation
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.
Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:
•	One and three year pre-tax investment performance of groupings of accounts (a Composite) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;
•	The investment professional's contribution to client portfolio's pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.
Potential Conflicts of Interest
Securities Ownership. As of November 30, 2004, Susan Hirsch was the beneficial owner of shares of Jennison Tech Fund with a value in the range from $100,001 to $500,000.
Other Conflicts. In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Jennison Tech Fund (concluded)
Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Investment Management Fees

Pursuant to the SP Tech Fund Management Agreement, ASISI receives a monthly investment management fee for the performance of its services for SP Tech Fund. PI does not receive a fee for its management of the SP Tech Fund. Pursuant to the Management Agreement with Jennison Tech Fund, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. ASISI, as co-manager of the SP Tech Fund, and PI, as manager of the Jennison Tech Fund, pay each subadviser of the applicable Fund a portion of its fee for the performance of the subadvisory services at no additional cost to the Fund.

The SP Tech Fund is obligated to pay ASISI an annual investment management fee equal to 1% of its average daily net assets under the SP Tech Fund Management Agreement. The SP Tech Fund does not pay PI a fee for its management services for that Fund. Under the Jennison Tech Fund's Management Agreement with PI, Jennison Tech Fund is obligated to pay PI an annual investment management fee equal to 0.75% of its average daily net assets up to $1 billion and 0.70% of its average daily net assets in excess of $1 billion. As a result, if the Plan is approved, the shareholders of the SP Tech Fund will pay investment management fees at a lower rate. During its fiscal year ended

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October 31, 2004, the SP Tech Fund paid $236,946 in investment management fees to ASISI and during its fiscal year ending November 30, 2004, the Jennison Tech Fund paid $1,214,509 in investment management fees to PI.

Each Fund's Investment Manager pays the respective subadviser a portion of the investment management fee that ASISI and PI receive from the SP Tech Fund and the Jennison Tech Fund, respectively. Each Investment Manager pays such subadvisory fees without any additional expense to the respective Fund. With respect to the SP Tech Fund, ASISI pays Dreyfus an annual rate equal to 0.55% on first $100 million of the Fund's average daily net assets, 0.45% of the Fund's average daily net assets over $100 million to $200 million, 0.425% of the Fund's average daily net assets over $200 million to $400 million, 0.40% of the Fund's average daily net assets over $400 million to $900 million, and 0.35% of the Fund's average daily net assets over $900 million. With respect to the Jennison Tech Fund, PI pays to Jennison 0.375% of the Fund's average daily net assets.

Distribution Plan

American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC ("PIMS") (collectively, the "SP Tech Fund distributor") jointly serve as the principal underwriter and distributor for the SP Tech Fund. PIMS serves as the principal underwriter and distributor for the Jennison Tech Fund. SP Mutual Funds and Jennison Sector Funds each adopted a Distribution and Service Plan (commonly known as a "12b-1 Plan") for each class of shares (other than Class Z shares of Jennison Sector Fund) to compensate the Funds' respective distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay its distributor at the following rates for assets attributable to the indicated share class:

Share Class	Rate
Class A*	0.30% of the Fund's average daily net assets attributable to Class A shares

Class B	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares

Class L**	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M**	1.00% of the Fund's average daily net assets attributable to Class M shares

Class X**	1.00% of the Fund's average daily net assets attributable to Class X shares

Class Z***	N/A

*  For the fiscal years ending November 30, 2005 and October 31, 2005, respectively, the distributors for Jennison Tech Fund and SP Tech Fund, respectively, have each contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of each Fund's average daily net assets of the Class A shares.

**  Currently, only the SP Tech Fund has Class L, M, X and New Class X shares. Pending approval of this reorganization, the Jennison Tech Fund will offer equivalent share classes to accommodate the SP Tech Fund's Class L, M, X and New Class X shareholders, respectively. The Class L, M, X and New Class X shares will not be available for new or subsequent purchases, but will be available for dividend reinvestment and exchange to and from the same class of certain other funds.

***   Only the Jennison Tech Fund has Class Z shares. Class Z shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

Each Fund's distributor may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, distribution and service fees received under the Class X Plans as reimbursement by the distributor are used for such distributor's purchases of bonus shares, which are additional shares granted to investors in Class X shares.

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Valuation

In connection with the reorganization, each whole and fractional share of each class of the SP Tech Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of Jennison Tech Fund. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

Each Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued 15 minutes after the close of trading on the New York Stock Exchange ("NYSE"). Except when the Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

Each Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, the Funds will not price, and you will not be able to purchase, redeem or exchange a Fund's shares even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV, the Funds' NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

Portfolio Holdings

In addition to the description contained herein, a description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also contained in that Fund's prospectus, SAI and on that Fund's website (for SP Tech Fund, see www.strategicpartners.com, and for Jennison Tech Fund, see www.jennisondryden.com). Each Fund will provide a full list of its portfolio holdings as of the end of the fiscal

18

quarter on its website within approximately 60 days after the end of the Fund's fiscal quarter. The Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports. In addition, each Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a monthly basis. Such information will be posted to the relevant Fund's website no earlier than 15 days after the end of each month, and will be available on each Fund's website for at least six months from the posting date.

[When authorized by the Fund's Chief Compliance Officer ("CCO") and another Officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for a Fund, rating and ranking organizations, and certain affiliated persons of a Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an Officer of the Fund must be executed with the recipient of the fund holdings information.

4. An Officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Custodian Banks.

As of the date of this Prospectus/Proxy Statement, each Fund will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to the Subadviser, custodian, sub-custodian (if any) and accounting agents at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

•  Full holdings to each Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  Each Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

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In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential, which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the potential misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before each Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Boards of both Funds have adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's transfer agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and

20

submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Fund's policies as set forth in each Fund's prospectus and SAI on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Neither Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a contingent deferred sales charge ("CDSC") will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds.

The SP Tech Fund, but not the Jennison Tech Fund, has issued Class L, Class M, Class X and New Class X shares as well. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class M, Class X and New Class X shares are sold subject to a CDSC of 6.0%, decreasing annually. Class L, Class M, Class X and New Class X shares are no longer offered for direct purchase.

If the Plan is approved, the Jennison Tech Fund will create Class L, Class M, Class X and New Class X shares to accommodate Class L, M, X and New Class X shareholders, respectively, of the SP Tech Fund who will become shareholders of the Jennison Tech Fund. The proposed Class L, M, X and New Class X shares of the Jennison Tech Fund will not be offered for new or subsequent purchases, but will be available for dividend reinvestment and exchange to and from the same class of certain other funds. The proposed Class L, M, X and New Class X shares for the Jennison Tech Fund would have similar sales charges as described above for the Class L, M, X and New Class X shares of the SP Tech Fund. The Jennison Tech Fund, but not the SP Tech Fund offers Class Z shares.

The redemption policies for each Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the SP Mutual Funds or Jennison Sector Funds at NAV per share at the time of exchange. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may

21

have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in the opinion of PI (and, with respect to the SP Tech Fund, ASISI), such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. The Funds will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

Share Class Designations

Please note that in 2004, SP Mutual Funds renamed Class A and Class B shares, and created two new classes designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of SP Mutual Funds designated as "Class A" or "Class B" at the time of purchase, SP Mutual Funds now refers to your shares as "Class L" and "Class M", respectively. Please be sure to consult information about the appropriate share class when reviewing these materials.

In addition, pursuant to its charter, SP Mutual Funds may issue both "Class X" shares and "New Class X" shares of SP Tech Fund. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

FEES AND EXPENSES

The following table describes the fees and expenses that shareholders may pay if they hold shares of the SP Tech Fund or the Jennison Tech Fund, as well as the projected unaudited pro forma fees and expenses of the Jennison Tech Fund that will continue in effect after consummation of the Plan. The holding period for shares held by investors in the SP Tech Fund will be counted in computing the holding period of shares subsequently held in Jennison Tech Fund for purposes of determining any applicable CDSCs.

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Shareholder Fees and Operating Expenses

Class A Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP Tech Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load) (as % of original purchase price)	1.00%[2]	1.00%[2]	1.00%[2]
Redemption Fee	None[3]	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP Tech Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Management Fees	1.00%	0.75%	0.75%
+ Estimated Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	1.84%	0.58%	0.58%
= Total annual fund operating expenses	3.14%	1.63%	1.63%
– Fee waiver and/or Expense Reimbursement	(1.49)%[4]	(0.05)%[5]	(0.05)%[4]
= Net annual fund operating expenses	1.65%	1.58%	1.58%

Class B Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP Tech Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	5.00%[6]	5.00%[6]	5.00%[6]
Redemption Fee	None[3]	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP Tech Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Management Fees	1.00%	0.75%	0.75%
+ Estimated Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	1.84%	0.58%	0.58%
= Total annual fund operating expenses	3.84%	2.33%	2.33%
– Fee waiver and/or Expense Reimbursement	(1.44)%[4]	None	None[4]
= Net annual fund operating expenses	2.40%	2.33%	2.33%

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Class C Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP Tech Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	1.00%[6]	1.00%[6]	1.00%[6]
Redemption Fee	None[3]	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP Tech Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Management Fees	1.00%	0.75%	0.75%
+ Estimated Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	1.84%	0.58%	0.58%
= Total annual fund operating expenses	3.84%	2.33%	2.33%
– Fee waiver and/or Expense Reimbursement	(1.44)%[4]	None	None[4]
= Net annual fund operating expenses	2.40%	2.33%	2.33%

Class L Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP Tech Fund	Jennison Tech Fund[7]	Pro Forma Jennison Tech Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.75%	N/A	5.75%
Maximum contingent deferred sales charge (load) (as % of original purchase price)	None[2]	N/A	None[2]
Redemption Fee	None[3]	N/A	None
Exchange Fee	None	N/A	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP Tech Fund	Jennison Tech Fund[7]	Pro Forma Jennison Tech Fund After Reorganization
Management Fees	1.00%	N/A	0.75%
+ Estimated Distribution (12b-1) Fees	0.50%	N/A	0.50%
+ Other Expenses	1.84%	N/A	0.58%
= Total annual fund operating expenses	3.34%	N/A	1.83%
– Fee waiver and/or Expense Reimbursement	(1.44)%[4]	N/A	None[4]
= Net annual fund operating expenses	1.90%	N/A	1.83%

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Class M Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP Tech Fund	Jennison Tech Fund[7]	Pro Forma Jennison Tech Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	N/A	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	6.00%[6]	N/A	6.00%[6]
Redemption Fee	None[3]	N/A	None
Exchange Fee	None	N/A	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP Tech Fund	Jennison Tech Fund[7]	Pro Forma Jennison Tech Fund After Reorganization
Management Fees	1.00%	N/A	0.75%
+ Estimated Distribution (12b-1) Fees	1.00%	N/A	1.00%
+ Other Expenses	1.84%	N/A	0.58%
= Total annual fund operating expenses	3.84%	N/A	2.33%
– Fee waiver and/or Expense Reimbursement	(1.44)%[4]	N/A	None[4]
= Net annual fund operating expenses	2.40%	N/A	2.33%

Class X Shares (as of twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP Tech Fund	Jennison Tech Fund[7]	Pro Forma Jennison Tech Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	N/A	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	6.00%[6]	N/A	6.00%[6]
Redemption Fee	None[3]	N/A	None
Exchange Fee	None	N/A	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP Tech Fund	Jennison Tech Fund[7]	Pro Forma Jennison Tech Fund After Reorganization
Management Fees	1.00%	N/A	0.75%
+ Estimated Distribution (12b-1) Fees	1.00%	N/A	1.00%
+ Other Expenses	1.84%	N/A	0.58%
= Total annual fund operating expenses	3.84%	N/A	2.33%
– Fee waiver and/or Expense Reimbursement	(1.44)%[4]	N/A	None[4]
= Net annual fund operating expenses	2.40%	N/A	2.33%

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1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares or Class L shares, to the extent Class L is open to new purchases, and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).

3  A $10 fee may be imposed for wire transfers of redemption proceeds.

4  SP Tech Fund's Investment Managers has voluntarily agreed to reimburse and/or waive fees so that SP Tech Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distributions and extraordinary expenses do not exceed 1.40% of SP Tech Fund's average net assets. SP Tech Fund's Investment Managers may terminate the above voluntary agreements at any time without notice to shareholders. Due to the reorganization, the Investment Managers could benefit from the elimination of voluntary fee waivers currently being waived for SP Tech Fund since the Investment Manager for Jennison Tech Fund currently is not waiving or reimbursing any of its fees. The Investment Manager (or an affiliate), however, is paying for the reorganization expenses. The fee waivers and/or expense reimbursements shown for SP Tech Fund include the Distributors contractual waiver of 0.05% of the SP Tech Fund's distribution and service (12b-1) fees for Class A shares until October 31, 2005.

5  The Fund's distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending November 30, 2005 in the case of the Jennison Tech Fund.

6  If you purchase Class B, M or X shares, you do not pay an initial sales charge but you may pay a CDSC if you redeem some or all of your shares before the end of the sixth (in the case of Class B shares), seventh (in the case of M shares and Class X shares) or eighth (in the case of New Class X shares) year after which you purchased such shares. The CDSC is 5%, 4%, 3%, 2%, 1% and 1% for redemptions of Class B shares occurring in years one through six, respectively. The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for redemptions of Class M and Class X shares occurring in years one through seven, respectively. The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for redemptions of New Class X shares occurring in years one through eight, respectively. No CDSC is charged after these periods. If you purchase Class C shares, you may incur a 1% CDSC if you redeem some or all of your Class C shares within 12 months of the calendar month of purchase.

7  Jennison Tech Fund does not currently offer Class L, Class M, Class X or New Class X shares. If the Plan is approved, Jennison Tech Fund will offer Class L, Class M, Class X and New Class X share classes to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Tech Fund who will become shareholders of Jennison Tech Fund. These share classes will be closed to new or subsequent purchases but will be available for dividend reinvestment and exchanges to and from the same class of other funds.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the reorganization with the cost of investing in the Jennison Tech Fund after consummation of the Plan. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects the conversion.

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Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	$849	$1,465	$2,104	$3,808
Jennison Tech Fund	$707	$1,036	$1,388	$2,376
Jennison Tech Fund (Pro forma projected after the reorganization)	$707	$1,036	$1,388	$2,376

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	$886	$1,472	$2,076	$3,850
Jennison Tech Fund	$736	$1,027	$1,345	$2,410
Jennison Tech Fund (Pro forma projected after the reorganization)	$736	$1,027	$1,345	$2,410

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	$486	$1,172	$1,976	$4,070
Jennison Tech Fund	$336	$727	$1,245	$2,666
Jennison Tech Fund (Pro forma projected after the reorganization)	$336	$727	$1,245	$2,666

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	$892	$1,543	$2,216	$3,997
Jennison Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund (Pro forma projected after the reorganization)	$750	$1,117	$1,508	$2,599

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	$986	$1,572	$2,176	$3,920
Jennison Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund (Pro forma projected after the reorganization)	$836	$1,127	$1,445	$2,491

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	$986	$1,572	$2,276	$4,070
Jennison Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund (Pro forma projected after the reorganization)	$836	$1,127	$1,545	$2,666

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund	$135	$421	$729	$1,601
Jennison Tech Fund (Pro forma projected after the reorganization)	$135	$421	$729	$1,601

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No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	$849	$1,465	$2,104	$3,808
Jennison Tech Fund	$707	$1,036	$1,388	$2,376
Jennison Tech Fund (Pro forma projected after the reorganization)	$707	$1,036	$1,388	$2,376

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	$386	$1,172	$1,976	$3,850
Jennison Tech Fund	$236	$727	$1,245	$2,410
Jennison Tech Fund (Pro forma projected after the reorganization)	$236	$727	$1,245	$2,410

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	$386	$1,172	$1,976	$4,070
Jennison Tech Fund	$236	$727	$1,245	$2,666
Jennison Tech Fund (Pro forma projected after the reorganization)	$236	$727	$1,245	$2,666

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	$892	$1,543	$2,216	$3,997
Jennison Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund (Pro forma projected after the reorganization)	$750	$1,117	$1,508	$2,599

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	$386	$1,172	$1,976	$3,920
Jennison Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund (Pro forma projected after the reorganization)	$236	$727	$1,245	$2,491

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	$386	$1,172	$1,976	$4,070
Jennison Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund (Pro forma projected after the reorganization)	$236	$727	$1,245	$2,666

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
SP Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund	$135	$421	$729	$1,601
Jennison Tech Fund (Pro forma projected after the reorganization)	$135	$421	$729	$1,601

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

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Performance of the Funds

A number of factors – including risk – can affect how each Fund performs. The following bar charts show the performance of the Class L shares of SP Tech Fund and Class A shares of the Jennison Tech Fund for each full calendar year of the respective Fund's operation. The first table below each bar chart shows each Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class L shares of SP Tech Fund and Class B shares of Jennison Tech Fund.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a Fund will achieve similar results in the future.

SP Tech Fund

Annual Total Returns* (Class L Shares)

* These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total return of the SP Tech Fund's Class L shares from January 1, 2005 to March 31, 2005 was –8.45%.

BEST QUARTER: 36.90% (4th quarter of 2003) WORST QUARTER: –40.83% (3rd quarter of 2001)

Average Annual Total Returns (as of December 31, 2004)

	1 YR	SINCE INCEPTION (September 11, 2000)
Return Before Taxes[1]
Class M	–5.27%	–26.20%
Class C	–1.35%	–25.79%
Class X	–5.27%	–26.31%
Class L
Return Before Taxes	–4.70%	–26.35%
Return After Taxes on Distributions[2]	–4.70%	–26.36%
Return After Taxes on Distributions and Sale of Fund Shares[2]	–3.05%	–20.24%
Index (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	10.87%	–3.55%
Lipper Science and Technology Funds Average	3.97%	–21.81%

(footnotes on next page)

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1  No information is presented with respect to Class A shares and Class B shares of the Funds, since these share classes have not been in existence for a full calendar year.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Jennison Tech Fund

Annual Total Returns* (Class A Shares)

* These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the annual returns for Class A shares would have been lower. Effective June 9, 2003, Jennison became the Fund's sole investment adviser. The total return of the Fund's Class A shares from January 1, 2005 to March 31, 2005 was –8.38%.

BEST QUARTER: 25.04% (4th quarter of 2001) WORST QUARTER: –33.21% (3rd quarter of 2001)

Average Annual Total Returns1 (as of December 31, 2004)

	1 YR	5 YRS	SINCE INCEPTION (June 30, 1999)
Return Before Taxes
Class A shares 3.76% –14.43%	(–14.53)%	–4.37%	(–4.47)%
Class C shares 7.89% –14.10%	(–14.20)%	–4.10%	(–4.20)%
Class Z shares 9.99% –13.25%	(–13.35)%	–3.15%	(–3.25)%
Class B Shares
Return Before Taxes 3.89% –14.26%	(–14.36)%	–4.25%	(–4.35)%
Return After Taxes on Distributions[2] 3.89% –14.87%	(–14.96)%	–5.02%	(–5.12)%
Return After Taxes on Distributions and Sale of Fund Shares[2] 2.53% –10.69%	(–10.78)%	–3.47%	(–3.56)%
Index (reflects no deduction for fees, expenses or taxes)
S&P SC 1500 Index[2]	11.78%	–1.07%	0.36%
S&P SC Information Technology Index	2.24%	–14.98%	–7.77%
Lipper Science & Technology Funds Average	3.97%	–16.49%	–6.28%

(footnotes on next page)

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Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses.

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

1  Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, management fee waivers were in effect. Without such management fee waivers, the returns for the classes would have been lower, as indicated in parenthesis. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index, S&P SC Information Technology Index, and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

REASONS FOR THE REORGANIZATION

The directors, including all of the directors who are not "interested persons" of the SP Mutual Funds or the Jennison Sector Funds, respectively (the "Independent Directors"), have unanimously determined that the reorganization would be in the best interests of the shareholders of each Fund and that the interests of the shareholders of each Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on March 2, 2005, the Investment Managers advised the directors that, as of November 30, 2004, the SP Tech Fund had net assets of approximately $22 million, while the Jennison Tech Fund had assets of approximately $155.9 million at that date. In addition, the Investment Managers advised the directors that the SP Tech Fund had higher total cost structures and higher gross expense ratios, than the Jennison Tech Fund. Accordingly, by merging the Funds, the SP Tech Fund's shareholders would enjoy a greater asset base over which fund expenses may be spread. The directors considered the Investment Managers' advice that if the Plan is approved, shareholders of the SP Tech Fund, regardless of the class of shares they own, should realize an immediate reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment, although there can be no assurance that operational savings will be realized. In recommending approval of the Plan, the Investment Managers advised the directors that the Funds have similar investment objectives, and similar policies and investment portfolios. Moreover, the Investment Managers reported that the Funds have similar investment styles and that shareholders of SP Tech Fund would benefit because the management fee paid by shareholders of Jennison Tech Fund is significantly lower than the management fee paid by shareholders of SP Tech Fund. The directors were also advised that Jennison Tech Fund had better investment performance than SP Tech Fund.

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The directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of either Fund from consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the shareholders of the Funds:

•  The Funds have similar investment objectives, policies and restrictions;

•  Shareholders of the SP Tech Fund would realize a reduction in net and gross operating expenses as result of the consummation of the Plan;

•  The SP Tech Fund is significantly smaller than the Jennison Tech Fund;

•  The SP Tech Fund has not in the past and is not expected in the future to achieve satisfactory asset growth, whereas Jennison Tech Fund has been achieving satisfactory asset growth; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The directors also considered that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders. The directors were advised that the expense associated with the proxies would be borne by the investment manager of Jennison Tech Fund.

Consequently, the directors approved the Plan and recommended that shareholders of the SP Tech Fund vote to approve the Plan.

For the reasons discussed above, the Board of Directors of SP Mutual Funds unanimously recommends that you vote FOR the Plan.

If shareholders of the SP Tech Fund do not approve the Plan, the Board will consider other possible courses of action for the SP Tech Fund, including, among others, consolidation of the SP Tech Fund with one or more funds of the SP Mutual Funds or unaffiliated funds other than the Jennison Tech Fund. In the event that the shareholders of the SP Tech Fund do not approve the Plan, the Investment Managers of the SP Tech Fund may consider recommending to the Board and shareholders the liquidation of the SP Tech Fund in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. A liquidation of the SP Tech Fund would result in taxable gains or losses for most shareholders of the SP Tech Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Closing

If shareholders of the SP Tech Fund approve the Plan, the reorganization will take place after various conditions are satisfied by SP Mutual Funds on behalf of the SP Tech Fund and Jennison Sector Funds on behalf of the Jennison Tech Fund, including the preparation of certain documents. SP Mutual Funds and Jennison Sector Funds will mutually determine a specific date for the actual reorganization to take place. This is called the "closing date." If the shareholders of the SP Tech Fund do not approve the Plan, the reorganization will not take place and the Board of the SP Tech Fund will consider alternative courses of actions, as described above.

If the shareholders of the SP Tech Fund approve the Plan, SP Mutual Funds on behalf of the SP Tech Fund will deliver to the Jennison Tech Fund substantially all of its assets on the closing date. Jennison Sector Funds on behalf of Jennison Tech Fund will deliver to SP Tech Fund shares of Jennison Tech Fund of a value equal to the dollar value of the net assets delivered to the Jennison Tech Fund, less the value of liabilities assumed by Jennison Tech Fund. SP Tech Fund will then distribute to its shareholders of record as of the close of business on the closing date, the Jennison Tech fund shares in equivalent value and of equivalent class as such shareholder holds in SP Tech Fund. SP Tech Fund will subsequently terminate and dissolve and Jennison Tech Fund will be the surviving fund. The stock

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transfer books of the SP Tech Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the SP Tech Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the SP Mutual Funds may amend the Plan without shareholder approval. It may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the SP Tech Fund.

SP OTC Fund Plan of Reorganization

A similar plan of reorganization, the "SP OTC Plan," is being submitted at this time to the shareholders of SP OTC Fund, a different series of SP Mutual Funds. If the SP OTC Plan is approved by the shareholders of SP OTC Fund, the assets of SP OTC Fund will be transferred to, and all liabilities will be assumed by, Jennison Tech Fund in exchange for an equal value of shares of Jennison Tech Fund. Shareholders of SP OTC Fund will have their shares exchanged for shares of Jennison Tech Fund of equal dollar value based on the value of their shares at the time SP OTC Fund's assets are transferred to Jennison Tech Fund. SP OTC Fund will be liquidated and Jennison Tech Fund will be the surviving fund. The reorganization under the SP OTC Plan may take place concurrently with the reorganization under the Plan. Since consummation of the SP OTC Plan affects the total assets of Jennison Tech Fund, but not its NAV, whether or not the SP OTC Plan is approved and consummated will not directly impact the shareholders of Jennison Tech Fund (including the shareholders of SP Tech Fund after consummation of the Plan), except that, if the SP OTC Plan is approved and consummated, they will benefit from economies of scale.

Expenses resulting from the Reorganization

The expenses resulting from the reorganization, including proxy solicitation costs, will be paid by the Manager or an affiliate. The portfolio securities of the SP Tech Fund will be transferred in-kind to the Jennison Tech Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring. The estimated solicitation costs associated with the reorganization are approximately $______.

Tax Consequences of the Reorganization

The consummation of the Plan is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Plan that the Funds will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by the Jennison Tech Fund of the assets of the SP Tech Fund in exchange solely for voting shares of the Jennison Tech Fund and the assumption by the Jennison Tech Fund of the liabilities, if any, of the SP Tech Fund, followed by the distribution of the Jennison Tech Fund shares received by the SP Tech Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Jennison Tech Fund and the SP Tech Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of the SP Tech Fund will not recognize a gain or loss upon the exchange of all of their shares of the SP Tech Fund solely for shares of the Jennison Tech Fund, as described in this Prospectus/Proxy Statement and the Plan;

3.  No gain or loss will be recognized by the SP Tech Fund upon the transfer of its assets to the Jennison Tech Fund in exchange solely for voting shares of the Jennison Tech Fund and the assumption by the Jennison Tech Fund of the liabilities, if any, of the SP Tech Fund. In addition, no gain or loss will be recognized by the SP Tech Fund on the distribution of such shares to the shareholders of the SP Tech Fund (in liquidation of the SP Tech Fund);

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4.  No gain or loss will be recognized by the Jennison Tech Fund upon the acquisition of the assets of the SP Tech Fund in exchange solely for voting shares of the Jennison Tech Fund and the assumption of the liabilities, if any, of the SP Tech Fund;

5.  The Jennison Tech Fund's tax basis for the assets acquired from the SP Tech Fund will be the same as the tax basis of these assets when held by the SP Tech Fund immediately before the transfer, and the holding period of such assets acquired by the Jennison Tech Fund will include the holding period of such assets when held by the SP Tech Fund;

6.  The SP Tech Fund's shareholders' tax basis for the shares of the Jennison Tech Fund received by them pursuant to the reorganization will be the same as their tax basis in the SP Tech Fund shares exchanged therefor; and

7.  The holding period of the Jennison Tech Fund shares received by the shareholders of the SP Tech Fund will include the holding period of their SP Tech Fund shares exchanged therefor, provided such SP Tech Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. If the Plan is consummated but fails to qualify as a "reorganization" within the meaning of Section 368 of the Code, the transaction would be treated as a taxable sale of assets by the SP Tech Fund to the Jennison Tech Fund followed by a taxable liquidation of the SP Tech Fund and the shareholders of the SP Tech Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the SP Tech Fund and the shares of the Jennison Tech Fund received in exchange therefor. SP Tech Fund does not have any capital loss carry-forwards and, therefore, their use would not be limited as a result of the transaction. Shareholders of the SP Tech Fund should consult their tax advisers regarding the tax consequences to them of the Plan in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Plan, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Plan.

Characteristics of Jennison Tech Fund Shares

Jennison Sector Funds, of which Jennison Tech Fund is a series, was formed in Maryland on April 29, 1981. It is registered with the SEC as an open-end management investment company. Jennison Sector Funds is authorized to issue 2 billion shares of common stock, par value $0.01 per share, divided into four series and four classes, designated Class A, Class B, Class C and Class Z shares. Jennison Tech Fund is authorized to issue up to 400 million shares, of which 100,000,000 shares are designated as each of Class A, Class B, Class C and Class Z shares. Jennison Tech Fund does not currently offer Class L, Class M, Class X or New Class X shares. If the Plan is approved, Jennison Tech Fund will create Class L, Class M, Class X and New Class X share classes to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Tech Fund who will become shareholders of Jennison Tech Fund pursuant to the Plan. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases, except for purchases through reinvestment of any dividends and distributions.

Each class of shares represents an interest in the same assets of Jennison Tech Fund and is identical in all respects except that:

•  each class is subject to different sales charges and distribution or service fees (12b-1 fees) (except for Class Z shares, which are not subject to any sales charges and distribution or service fees), which may affect net asset value, dividends and liquidation rights;

•  each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

•  each class has a different exchange privilege;

•  Class Z shares are only available to a limited class of shareholders; and

34

•  Class B, Class M, Class X and New Class X shares will have a conversion feature whereby Class B, Class M, Class X and New Class X shares will automatically convert to Class A shares as follows: at the end of seven years (Class B shares), eight years (Class M shares and Class X shares) and ten years (New Class X shares), respectively, after the original purchase of shares.

Shares of Jennison Tech Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Jennison Tech Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than Class A and Class L shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class L shareholders, whose distribution expenses are lower and to Class Z shareholders, whose shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Jennison Tech Fund's prospectus.

Jennison Sector Funds, of which Jennison Tech Fund is a series, does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders, and the Investment Company Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of two-thirds of the outstanding shares of Jennison Sector Funds may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of Jennison Sector Funds' outstanding shares.

Shares of the Jennison Tech Fund that will be distributed to shareholders of the SP Tech Fund and will have the same legal characteristics as the shares of the SP Tech Fund with respect to such matters as assessibility, conversion rights, and transferability.

Capitalizations of the Funds and Capitalization after the Reorganization

The following table sets forth, as of November 30, 2004, the capitalization of shares of the SP Tech Fund, and the Jennison Tech Fund. The table also shows the unaudited pro forma projected capitalization of the Jennison Tech Fund shares as adjusted to give effect to the proposed reorganization. The capitalization of the Jennison Tech Fund is likely to be different when the Plan is consummated.

Class A

	SP Tech Fund	Jennison Tech Fund	Adjustments*	Jennison Tech Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$2,261,461	$45,559,296	N/A	$47,820,757
Total shares outstanding	805,370	6,579,670	(478,569)	6,906,471
Net asset value per share	$2.81	$6.92	N/A	$6.92

Class B

	SP Tech Fund	Jennison Tech Fund	Adjustments*	Jennison Tech Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$186,144	$77,752,079	N/A	$77,938,223
Total shares outstanding	68,553	11,698,471	(40,561)	11,726,463
Net asset value per share	$2.72	$6.65	N/A	$6.65

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Class C

	SP Tech Fund	Jennison Tech Fund	Adjustments*	Jennison Tech Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$5,538,407	$26,004,126	N/A	$31,542,533
Total shares outstanding	2,029,478	3,912,537	(1,196,635)	4,745,380
Net asset value per share	$2.73	$6.65	N/A	$6.65

Class L**

	SP Tech Fund	Jennison Tech Fund	Adjustments*	Jennison Tech Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$4,339,294	N/A	N/A	$4,339,294
Total shares outstanding	1,551,037	N/A	(923,971)	627,066
Net asset value per share	$2.80	N/A	N/A	$6.92

Class M**

	SP Tech Fund	Jennison Tech Fund	Adjustments*	Jennison Tech Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$8,346,899	N/A	N/A	$8,346,899
Total shares outstanding	3,071,775	N/A	(1,816,602)	1,255,173
Net asset value per share	$2.72	N/A	N/A	$6.65

Class X**

	SP Tech Fund	Jennison Tech Fund	Adjustments*	Jennison Tech Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$1,663,972	N/A	N/A	$1,663,972
Total shares outstanding	608,364	N/A	(358,143)	250,221
Net asset value per share	$2.74	N/A	N/A	$6.65

*  Reflects the change in shares and par value of SP Tech Fund upon conversion in Jennison Tech Fund.

**  Jennison Tech Fund does not currently offer Class L, Class M, Class X or New Class X shares. If the Plan is approved, Jennison Tech Fund will create Class L, Class M, Class X and New Class X share classes to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Tech Fund who will become shareholders of Jennison Tech Fund. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases.

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VOTING INFORMATION

Required Vote

Only shareholders of record of the SP Tech Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were shares of the SP Tech Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the SP Tech Fund entitled to be voted at the Meeting is required to constitute a quorum of the SP Tech Fund at the Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the SP Tech Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the Investment Company Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of SP Tech Fund represented at a meeting at which more than 50% of the outstanding voting shares of SP Tech Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of SP Tech Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of the SP Tech Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote SP Tech Fund shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The SP Mutual Funds will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, since approval of the Plan requires the affirmative vote of the lesser of 67% of the voting shares present at the Meeting or a majority of the total number of shares of SP Tech Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

Shareholders having more than one account in the SP Tech Fund generally will receive a single proxy statement and a separate proxy card for each account, including separate proxy cards. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

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If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of SP Mutual Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the SP Mutual Funds. In addition, the SP Mutual Funds has engaged Computershare Fund Services, a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $•. As the Meeting date approaches, you may receive a phone call from a representative of Computershare Fund Services if the SP Mutual Funds has not yet received your vote. Computershare Fund Services may ask you for authority, by telephone, to permit Computershare Fund Services to execute your voting instructions on your behalf.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of the Record Date, each shareholder that owns of record more than 5% of any class of each Fund.

Fund and Share Class	Beneficial Owner Name*	Address	Class	Percent Ownership
SP Tech Fund:	[to be provided]

Jennison Tech Fund:

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

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As of the Record Date, the officers and directors of the SP Mutual Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of the SP Tech Fund.

ADDITIONAL INFORMATION ABOUT JENNISON SECTOR FUNDS AND THE FUNDS

The Jennison Tech Fund is a series of the Jennison Sector Funds, which is an open-end management investment company registered with the SEC under the Investment Company Act. Detailed information about Jennison Sector Funds and the Jennison Tech Fund is contained in the prospectus for Jennison Sector Funds, dated March 18, 2005, which is enclosed hereto and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Jennison Tech Fund is included in Jennison Sector Funds' SAI, dated March 18, 2005 which has been filed with the SEC and is incorporated by reference into the SAI relating to this Prospectus/Proxy Statement.

A copy of Jennison Sector Funds' Annual Report to Shareholders for the fiscal year ended November 30, 2004, may be obtained by calling 1-800-225-1852 or by writing to Jennison Sector Funds at Three Gateway Center, 100 Mulberry Street, Newark, NJ 07102.

The SP Mutual Funds, on behalf of the SP Tech Fund, and Jennison Sector Funds, on behalf of the Jennison Tech Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law relating to the validity of shares of Jennison Tech Fund to be issued pursuant to the Plan will be passed upon by DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Jennison Sector Funds.

Independent Registered Public Accounting Firm

The audited financial statements of SP Tech Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Reports of SP Tech Fund for the fiscal year ending October 31, 2004.

The audited financial statements of Jennison Tech Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, whose report thereon is included in the Annual Reports of Jennison Tech Fund for the fiscal year ending November 30, 2004.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the SP Tech Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

SP Mutual Funds is not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or SP Mutual Funds' governing documents.

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Pursuant to rules adopted by the SEC, a shareholder may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of SP Mutual Funds which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the SP Mutual Funds a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Directors of SP Mutual Funds intends to bring before the Meeting the matter set forth in the foregoing notice. The directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the SP Mutual Funds, by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached)

B	Prospectus for the Jennison Tech Fund, dated March 18, 2005 (enclosed)

C	Jennison Technology Fund's Annual Report to Shareholders for the fiscal year ended November 30, 2004 (enclosed)

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Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ____th day of _____, 2005, by and between Strategic Partners Mutual Funds, Inc. ("SPMF"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on behalf of the Strategic Partners Technology Fund, a series of SPMF (the "Acquired Fund") and Prudential Sector Funds, Inc. ("JSF"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 and doing business as Jennison Sector Funds, Inc., on behalf of Prudential Technology Fund, a series of JSF doing business as Jennison Technology Fund (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds," and SPMF and JSF are referred to as the "Companies."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.01 each, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by SPMF and JSF on behalf of the Acquired Fund and the Acquiring Fund, respectively:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, SPMF on behalf of the Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, and to assume substantially all of the liabilities of the Acquired Fund. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, JSF on behalf of the Acquiring Fund shall at the Closing deliver to the Acquired Fund the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that SPMF agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

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(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Acquired Fund shall distribute pro rata to its shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund stockholder receiving shares of the same Class or Classes of the Acquiring Fund as such stockholder holds of the Acquired Fund, and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of JSF relating to the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in SPMF's charter and currently effective prospectus and statement of additional information.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in JSF's charter and currently effective prospectus and statement of additional information.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the SPMF's charter and currently effective prospectus and statement of additional information.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be October 15, 2005, or such earlier or later date as determined by the parties hereto. The Closing shall take place at the principal office of JSF or at such other place as the parties may agree. SPMF on behalf of the Acquired Fund shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Fund at the Acquiring Fund's Custodian, State Street Bank and Trust Company. Also, SPMF on behalf of the Acquired Fund shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 each, of the Acquired Fund (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. JSF on behalf of the Acquiring Fund shall issue and deliver to the Secretary of SPMF at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of SPMF, or shall provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as SPMF on behalf of the Acquiring Fund may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

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(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to JSF by SPMF on behalf of the Acquired Fund.

SPMF makes the following representations and warranties to JSF:

(a)  The Acquired Fund is a series of SPMF, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). SPMF is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with SPMF's charter as a separate series of SPMF.

(b)  The financial statements appearing in the SPMF Annual Report to Shareholders for the fiscal year ended October 31, 2004 (copies of which have been furnished to JSF) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in SPMF's Semi-Annual Report to Shareholders for the period ended April 30, 2005 (copies of which will be furnished to JSF), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  SPMF has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  SPMF on behalf of the Acquired Fund is not a party to or obligated under any provision of SPMF's charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statements of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements

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therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by JSF, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties to SPMF by JSF on behalf of the Acquiring Fund.

JSF makes the following representations and warranties to SPMF:

(a)  The Acquiring Fund is a series of JSF, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the SDAT. JSF is duly registered under the 1940 Act, as an open-end, management Investment Company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the terms of JSF's charter as a separate series of JSF.

(b)  JSF on behalf of the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the under the charter and by-laws, no shareholder of JSF will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Annual Report to Shareholders of JSF for the fiscal year ended November 30, 2004 (copies of which have been furnished to SPMF) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in JSF's Semi-Annual Report to Shareholders for the period ended May 31, 2005 (copies of which will be furnished to SPMF), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  JSF has the necessary corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  JSF on behalf of the Acquiring Fund is not a party to or obligated under any provision of JSF's charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statements of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements

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therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by SPMF, on behalf of the Acquiring Fund, for use therein.

6.  Representations and Warranties by SPMF and JSF on behalf of the Acquired Fund and the Acquiring Fund, respectively.

SPMF and JSF make the following representations and warranties about the Acquired Fund and the Acquiring Fund, respectively.

(a)  The statement of assets and liabilities to be created by each Company for the respective Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the Company's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Fund.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Fund.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Company's Board of Directors and this Plan constitutes a valid and binding obligation enforceable against the Fund in accordance with its terms.

(f)  The Company anticipates that consummation of this Plan will not cause the Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year.

7.  Intentions of each Company on behalf of its respective Fund.

(a)  The Companies intend to operate the Funds' businesses as presently conducted between the date hereof and the Closing Date.

(b)  SPMF intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  SPMF on behalf of the Acquired Fund intends, if the Plan is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Companies intend that, by the time of Closing, each of the Funds' Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, SPMF on behalf of the Acquired Fund intends to have available a copy of the shareholder ledger accounts, certified by SPMF's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan.

(f)  SPMF intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

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(g)  JSF covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  SPMF intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  SPMF intends that it will, from time to time, as and when requested by JSF, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as JSF may deem necessary or desirable in order to vest in and confirm to Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  JSF intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  JSF intends that it will, from time to time, as and when requested by SPMF, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as SPMF may deem necessary or desirable in order to (i) vest in and confirm to Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Companies on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Companies on behalf of the Funds shall occur prior to the Closing; and (iii) the Companies shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of each Company on behalf of the Funds.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of a Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of a Fund to consummate the transactions herein contemplated.

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(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  SPMF shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to JSF, with respect to items in this section that relate to matters of Maryland law, and (ii) Sullivan & Cromwell LLP, counsel to the Acquiring Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  JSF is a corporation duly incorporated and validly existing under the laws of the state of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus and the Acquiring Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and JSF's charter as a separate series of JSF;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by JSF, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Plan by SPMF on behalf of the Acquired Fund, is a valid and legally binding obligation of JSF on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the shares of Acquiring Fund to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $.01 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not and the performance of this Plan by JSF of its obligations hereunder will not violate any provision of JSF's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in JSF's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by JSF, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by JSF, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  JSF has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against JSF, involving the Acquiring Fund, that would be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

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In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of JSF with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of JSF.

(g)  JSF shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to SPMF, with respect to items in this section that relate to matters of Maryland law, and (ii) Shearman and Sterling LLP, counsel to the Acquired Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  SPMF is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its charter under the laws of the State of Maryland, to own all of its properties and assets and, to carry on its business as described in its current prospectus, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and SPMF's charter as a separate series of SPMF;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by SPMF on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of the Plan by JSF, on behalf of the Acquiring Fund, is a valid and legally binding obligation of SPMF and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by SPMF and the Acquired Fund to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of SPMF and the Acquired Fund;

(4)  The execution and delivery of the Plan did not and the performance of this Plan by SPMF of its obligations hereunder will not, violate any provision of SPMF's charter or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in SPMF's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by SPMF of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against SPMF, involving Acquired Fund, that would be required to be disclosed in its registration statement on Form N-1A and is not so disclosed;

(7)  SPMF has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of SPMF with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of SPMF.

(h)  SPMF and JSF shall have received with respect to the Acquired Fund on or before the Closing Date, an opinion of Shearman & Sterling LLP, in form and substance satisfactory to SPMF and JSF, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the

A-8

Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Fund under Section 361(c)(1) of the Code as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of JSF and/or SPMF with regard to certain matters.

9.  Fees and Expenses.

(a)  Each Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by Prudential Investment LLC, or its affiliates.

A-9

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company on behalf of a Fund by resolution of the Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and neither SPMF, JSF, the Acquiring Fund nor the Acquired Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Company's Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and neither SPMF, JSF, nor any of their respective officers, directors, agents or shareholders nor any of the Funds nor their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either of the Funds or the Companies against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Companies' shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of SPMF or JSF, on behalf of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless SPMF on behalf of the Acquired Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the Funds for the enforcement of any claims arising out of or based on the obligations of the Companies or Funds hereunder, and in particular that none of the assets of the Companies other than the portfolio assets of the Funds may be resorted to for the enforcement of any claim based on the obligations of the Funds hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire plan of SPMF and JSF, on behalf of the Funds and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in writing by either Company on behalf of a Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of SPMF and JSF, on behalf of the Fund corresponding to the Fund

A-10

making the assignment. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to JSF at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to SPMF at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Strategic Partners Mutual Funds, Inc., on behalf of Strategic Partners Technology Fund and Prudential Sector Funds, Inc., on behalf of Prudential Technology Fund, has executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

STRATEGIC PARTNERS MUTUAL FUNDS, INC., on behalf of Strategic Partners Technology Fund
Attest: By:	By:
Title:
PRUDENTIAL SECTOR FUNDS, INC., on behalf of Prudential Technology Fund
Attest: By:	By:
Title:

A-11

Exhibit B

PROSPECTUS DATED MARCH 18, 2005

The Prospectus for Jennison Sector Funds, dated March 18, 2005, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED NOVEMBER 30, 2004

The Annual Report to Shareholders for Jennison Tech Fund to shareholders for the fiscal year ended November 30, 2004, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

3	Summary

3	The Proposal

3	Shareholder Voting

4	Comparisons of Important Features of the Funds

4	The Investment Objectives and Strategies of the Funds

5	Comparison of Other Policies of the Funds

6	Investment Restrictions

6	Risks of Investing in the Funds

7	Federal Income Tax Considerations

8	Organization

8	Form of Ownership

8	Extraordinary Transactions

9	Shareholder Meetings

10	Board of Directors

10	Limitation on Liability of Directors and Officers

11	Indemnification of Directors, Officers, Employees and Agents

11	No Liability of Shareholders

11	Termination and Dissolution

11	Management of the Funds

16	Investment Management Fees

17	Distribution Plan

18	Valuation

18	Portfolio Holdings

20	Frequent Purchases and Redemptions of Fund Shares

21	Purchases, Redemptions, Exchanges and Distributions

22	Share Class Designations

22	Fees and Expenses

23	Shareholder Fees and Operating Expenses

26	Expense Examples

29	Performance of the Funds

29	Strategic Partners Technology Fund

30	Jennison Technology Fund

31	Reasons for the Reorganization

32	Information About the Reorganization

32	Closing

33	SP OTC Fund Plan of Reorganization

33	Expenses resulting from the Reorganization

33	Tax Consequences of the Reorganization

34	Characteristics of Jennison Tech Fund Shares

35	Capitalizations of the Funds and Capitalization After the Reorganization

37	Voting Information

37	Required Vote

37	How to Vote

38	Revocation of Proxies

38	Solicitation of Voting Instructions

38	Principal Holders of Shares

38	Additional Information

39	Miscellaneous

39	Legal Matters

39	Independent Registered Public Accounting Firm

39	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

39	Shareholder Proposals

40	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus dated March 18, 2005 for Jennison Sector Funds (enclosed)

C-1	Exhibit C – Annual Report to Shareholders of Jennison Technology Fund for the fiscal year ended November 30, 2004 (enclosed)

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS MANAGED OTC FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

June 30, 2005

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby the assets of your Strategic Partners Managed OTC Fund (the "SP OTC Fund") would be acquired by the Prudential Technology Fund (doing business as Jennison Technology Fund) (the "Jennison Tech Fund" and together with the SP OTC Fund, the "Funds") and Jennison Tech Fund would assume all the liabilities of SP OTC Fund. The SP OTC Fund is a series of Strategic Partners Mutual Funds, Inc. ("SP Mutual Funds"), a Maryland corporation (formerly American Skandia Advisor Funds, Inc.). Jennison Technology Fund is a series of Prudential Sector Funds, Inc., a Maryland corporation doing business as Jennison Sector Funds, Inc. A shareholder meeting for the SP OTC Fund (the "Meeting") is scheduled for Wednesday, September 21, 2005 at 12:00 p.m. Eastern time. Only shareholders of the SP OTC Fund will vote on the acquisition of the SP OTC Fund's assets by the Jennison Tech Fund.

This package contains information about the proposal and includes materials you will need in order to vote. The Board of Directors of SP Mutual Funds has reviewed and approved the proposal and recommended that it be presented to shareholders of the SP OTC Fund for their consideration. Although the directors have determined that the proposal is in the best interests of SP OTC Fund shareholders, the final decision is up to you.

If approved, the proposed reorganization would combine two funds with different investment objectives but similar investment policies. The combined fund will be managed according to the investment objectives and policies of Jennison Tech Fund. Combining SP OTC Fund with Jennison Tech Fund will allow you to enjoy a larger asset base over which expenses may be spread. SP OTC Fund shareholders are expected to realize a reduction in the gross annual operating expenses borne by such shareholders, including a reduction in investment management fees. The accompanying combined proxy statement and prospectus include a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders on systematic investment plans must contact their financial advisor or call our customer service division, toll-free, at 1-800-225-1852 to change their options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur shortly after the shareholder meeting), future purchases will automatically be made in shares of the Jennison Technology Fund.

If you have any questions before you vote, please call Computershare Fund Services at 1-888-999-5241 toll-free. They will be happy to help you understand the proposal and assist you in voting. Thank you for your participation.

  Judy A. Rice
President

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS MANAGED OTC FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Strategic Partners Managed OTC Fund (the "SP OTC Fund"), a series of Strategic Partners Mutual Funds, Inc. ("SP Mutual Funds"), a Maryland corporation, will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on Wednesday, September 21, 2005, at 12:00 p.m. Eastern time, for the following purposes:

1.  For shareholders of the SP OTC Fund to approve or disapprove a Plan of Reorganization and the reorganization it contemplates under which the SP OTC Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Prudential Technology Fund (doing business as Jennison Technology Fund) (the "Jennison Tech Fund") a series of Prudential Sector Funds, Inc. (doing business as Jennison Sector Funds, Inc.), a Maryland corporation. In connection with this proposed reorganization, each whole and fractional share of each class of the SP OTC Fund will be exchanged for whole and fractional shares of equal dollar value of the corresponding class of the Jennison Tech Fund, outstanding shares of the SP OTC Fund will be cancelled and SP OTC Fund will be liquidated.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors of the SP Mutual Funds, on behalf of the SP OTC Fund, has fixed the close of business on June 24, 2005 as the record date for the determination of the shareholders of the SP OTC Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
  Secretary

Dated: June 30, 2005

A proxy card is enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors recommends that you vote FOR the proposal.

Your vote is important.
Please return your proxy card promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1.	XYZ Corporation	John Smith, President

2.	XYZ Corporation	John Smith, President

c/o John Smith, President

B. 1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

2.	Jones Family Trust	Charles Jones, Trustee

3.	Sarah Clark, Trustee	Sarah Clark, Trustee

u/t/d 7/1/85

C. 1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

f/b/o Jessica Wilson UTMA

New Jersey

STRATEGIC PARTNERS MANAGED OTC FUND
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.
PROXY STATEMENT

and

PRUDENTIAL TECHNOLOGY FUND
(d/b/a Jennison Technology Fund)
A SERIES OF PRUDENTIAL SECTOR FUNDS, INC.
(d/b/a Jennison Sector Funds, Inc.)

PROSPECTUS

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated June 30, 2005

Acquisition of the Assets of the Strategic Partners Managed OTC Fund
By and in exchange for shares of the Jennison Technology Fund

This combined Proxy Statement and Prospectus ("Prospectus/Proxy Statement") is being furnished to the shareholders of the Strategic Partners Managed OTC Fund ("SP OTC Fund"), a series of Strategic Partners Mutual Funds, Inc. ("SP Mutual Funds"), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of the SP Mutual Funds for use at a special meeting of shareholders of SP OTC Fund and at any adjournments thereof (the "Meeting").

The Meeting will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102 on Wednesday, September 21, 2005 at 12:00 p.m. Eastern time. This Prospectus/Proxy Statement will first be sent to shareholders on or about July 8, 2005.

The purpose of the Meeting is for shareholders of SP OTC Fund to vote on a Plan of Reorganization (the "Plan") under which SP OTC Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Technology Fund (doing business as Jennison Technology Fund) (the "Jennison Tech Fund"), which is a series of Prudential Sector Funds, Inc. (the "Jennison Sector Funds"), a Maryland corporation doing business as Jennison Sector Funds, Inc., in exchange for shares of Jennison Tech Fund, which will be distributed to shareholders of SP OTC Fund, and the subsequent cancellation of shares of SP OTC Fund and its liquidation. If the Plan is approved, each whole and fractional share of each class of SP OTC Fund shall be exchanged for whole and fractional shares of equal dollar value of the equivalent class of Jennison Tech Fund as soon as practicable following the Meeting and the SP OTC Fund will be liquidated and the Jennison Tech Fund will be the surviving fund.

The investment objectives and policies of the Funds are not identical. The investment objective of the SP OTC Fund is to provide investment results that correlate to the performance of a benchmark for securities traded in the over-the-counter market, with its current benchmark being a multiple of the NASDAQ-100 Index. The investment objective of the Jennison Tech Fund is to seek long-term capital appreciation. The SP OTC Fund invests primarily in securities of companies included in the NASDAQ-100 Index (the "NASDAQ-100"), or equity securities that, in the SP OTC Fund's subadviser's opinion should simulate the movement of the NASDAQ-100, and leveraged instruments, such as futures contracts, options and swaps relating to the NASDAQ-100. The Jennison Tech Fund buys primarily securities of companies that derive at least 50% of their revenues from operations in the technology sector. If the shareholders of SP OTC Fund approve the Plan, the shareholders of SP OTC Fund will become shareholders of Jennison Tech Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and issuance of shares of the Jennison Tech Fund that you should know before voting. You should retain it for future reference.

1

Additional information about the Jennison Tech Fund and the proposed reorganization has been filed with the Securities and Exchange Commission ("SEC") and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The prospectus for the Jennison Sector Funds, dated March 18, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information ("SAI") for the Jennison Sector Funds, dated March 18, 2005, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated June 30, 2005, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Jennison Sector Funds at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

2

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Prospectus for the Jennison Sector Funds (enclosed as Exhibit B) and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan of Reorganization that will have the effect of combining the SP OTC Fund and the Jennison Tech Fund into a single mutual fund. Both Funds are series of open-end investment companies that are organized as Maryland corporations. Each Fund follows a non-fundamental investment policy regarding its investments: SP OTC Fund's non-fundamental policy is to invest at least 80% of its investable assets in securities of companies included in the NASDAQ-100, or equity securities that, in the opinion of SP OTC Fund's subadviser should simulate the movement of the NASDAQ-100, and leveraged instruments, such as futures contracts, options and swaps relating to the NASDAQ-100. The Jennison Tech Fund's non-fundamental policy is to invest at least 80% of its investable assets in the type of investment suggested by its name.

If shareholders of the SP OTC Fund vote to approve the Plan, the assets of the SP OTC Fund will be transferred to, and all of its liabilities will be assumed by, the Jennison Tech Fund in exchange for an equal value of shares of the Jennison Tech Fund. Shareholders of the SP OTC Fund will have their shares exchanged for shares of Jennison Tech Fund of equal dollar value based upon the value of the shares at the time SP OTC Fund's assets are transferred to Jennison Tech Fund. After the transfer of assets and exchange of shares has been completed, the SP OTC Fund will be liquidated and dissolved. If the Plan is approved, you will cease to be a shareholder of the SP OTC Fund and will become a shareholder of the Jennison Tech Fund.

A similar proposal is being submitted at this time to the shareholders of Strategic Partners Technology Fund ("SP Tech Fund"), another series of SP Mutual Funds. Under a Plan of Reorganization for SP Tech Fund (the "SP Tech Plan"), substantially all of the assets of the SP Tech Fund will be transfered to, and all of its liabilities will be assumed by, Jennison Tech Fund in exchange for an equal value of shares of Jennison Tech Fund. Consummation of the Plan is not contingent on approval of the SP Tech Plan. If both the Plan and the SP Tech Plan are approved and their shares are exchanged for Jennison Tech Fund shares, shareholders are expected to benefit from greater economies of scale.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Directors of the SP Mutual Funds and the Board of Directors of the Jennison Sector Funds, respectively, have determined that the proposed reorganization is in the best interests of the shareholders of the SP OTC Fund and the Jennison Tech Fund, and have also concluded that shareholders of either Fund would not be subject to any dilution in value as a result of the consummation of the Plan.

The Board of Directors of the SP Mutual Funds, on behalf of the SP OTC Fund, has approved the Plan and unanimously recommends that you vote to approve the Plan.

The Board of Directors of Jennison Sector Funds, on behalf of the Jennison Tech Fund, has also approved the Plan.

Shareholder Voting

Shareholders who own shares of the SP OTC Fund at the close of business on June 24, 2005 (the "Record Date") will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the SP OTC Fund. To approve the Plan for the reorganization of the SP OTC Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the SP OTC Fund outstanding and entitled to vote thereon must be voted in favor of the Plan, which, for purposes of this vote, under the Investment Company Act of 1940 (the "Investment Company Act"), means that approval of the Plan

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requires the vote of the lesser of (i) 67% or more of the voting shares of SP OTC Fund represented at a meeting at which more than 50% of the outstanding voting shares of SP OTC Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of SP OTC Fund.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (the "proxy card") or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting by persons appointed as proxies.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

The Investment Objectives and Policies of the Funds

This section describes the investment policies of the SP OTC Fund and the Jennison Tech Fund and the differences between them. For a complete description of the investment policies and risks for the Jennison Tech Fund, you should read the Prospectus (enclosed) and SAI for the Jennison Tech Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives of the Funds are different. If the Plan is approved, the combined fund, after completion of the reorganization, will be managed according to the investment objective and policies of Jennison Tech Fund. The investment objective of the SP OTC Fund is to provide investment results that correlate to the performance of a benchmark for securities that are traded in the over-the-counter market. The SP OTC Fund's current benchmark is 125% of the NASDAQ-100. The investment objective of the Jennison Tech Fund is to seek long-term capital appreciation. The investment objective for SP OTC Fund is a non-fundamental policy that can be changed by the Board of Directors without shareholder approval, while the investment objective for the Jennison Tech Fund is a fundamental policy that cannot be changed by the Board of Directors without shareholder approval. There can be no assurance that the Jennison Tech Fund or the SP OTC Fund will achieve its investment objective. Each of the Funds pursues its investment objective through various investment strategies that are employed by that Fund's respective subadviser.

Under normal circumstances SP OTC Fund will invest at least 80% of its investable assets in equity securities of companies included in the NASDAQ-100, or equity securities that in the opinion of SP OTC Fund's subadviser should simulate the movement of the NASDAQ-100, and leveraged instruments relating to the NASDAQ-100. The NASDAQ-100 is an unmanaged index that includes the largest domestic and international non-financial companies listed on The NASDAQ Stock Market Inc. based on market capitalization. It includes companies across major industry groups such as computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology.

The SP OTC Fund's subadviser uses quantitative analysis techniques to structure the Fund to obtain the highest correlation to the daily movement of the NASDAQ-100, while remaining fully invested in all market environments. The Fund many also use sampling techniques.

Jennison Tech Fund normally invests at least 80% of its investable assets in stocks of companies that derive at least 50% of revenues from operations in the technology sector, including in companies that design, manufacture or sell computers, peripheral products, electronic components and systems software, equipment vendors, electronic component manufacturers, contract manufacturers and distributors, and electronic instruments and system vendors. They also include companies that provide media, telecommunication and information services and companies expected to benefit from technological advances and improvements.

Jennison Tech Fund focuses on company fundamentals, including management, and growth prospects in selecting portfolio investments. Jennison Tech Fund looks for companies that have growth in sales and earnings driven by products or services. These companies usually have a unique market niche, a strong new product profile or what the Jennison Tech Fund's subadviser believes to be superior management.

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SP OTC Fund and Jennison Tech Fund both typically distribute annually all or substantially all of their ordinary income and net realized capital gains.

Comparison of Other Policies of the Funds

Diversification

Each Fund is a "non-diversified" investment company under the Investment Company Act, meaning each Fund can invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in volume of securities issued by one issuer may represent a greater portion of the total assets of a non-diversified fund.

Foreign Securities

Jennison Tech Fund may invest up to 20% of its investable assets in foreign securities but usually invests no more than 10% of its investable assets in such securities. SP OTC Fund may invest in securities of foreign issuers without percentage limitation, subject to its primary investment policy. Investments in foreign securities present specific risks, including the exposure to economies and political systems that may not be as stable as in the United States. Investments in foreign securities also expose the Fund to currency risk, i.e., the risk that changing values of foreign currencies could adversely impact the Fund's returns.

Fixed Income Obligations

Jennison Tech Fund can only invest up to 10% of its total assets in fixed-income obligations. SP OTC Fund may invest in fixed-income obligations without percentage limitation, subject to its primary investment policy.

Derivative Instruments

Each Fund may invest in various derivative instruments. Generally, with derivatives, the relevant subadviser is trying to predict whether the underlying investment – a security, market index, currency, interest rate or some other asset, rate or index – will go up or down at some future date. Jennison Tech Fund usually invests less than 10% of its assets in derivatives, including futures, options, foreign currency forward contracts and swaps. Jennison Tech Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. The SP OTC Fund attempts to consistently use leveraged derivative instruments to increase the SP OTC Fund's exposure to 125% of the NASDAQ-100. Specifically, SP OTC Fund may purchase call options and sell put options on securities and securities indices, and may enter into stock index futures contracts and related options. Derivatives involve costs and can be volatile. When using derivative strategies, each Fund segregates cash or other liquid assets. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Short Sales

Jennison Tech Fund may engage in short sales covering up to 20% of the Fund's investable assets regardless of whether Jennison Tech Fund owns or has the right to acquire the security sold. SP OTC Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns ("short sales against the box"). Short sales may magnify losses relating to the underlying security, in particular due to share price volatility because the underlying security must be replaced at a specific time. Short sales against the box are not subject to these risks but give up the opportunity for capital appreciation in the security.

Illiquid Securities

Jennison Tech Fund and SP OTC Fund may invest up to 15% of their respective net assets in illiquid securities. The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Funds may also be illiquid.

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Borrowing and Pledging Assets

Each Fund may borrow for investment purposes up to 331/3% of the value of its total assets, calculated when the loan is made and may pledge up to 331/3% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowing falls below 300%, the Fund will take action to reduce its borrowings in accordance with applicable law. If the 300% asset coverage should decline, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Jennison Tech Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, if outstanding loans do not exceed 331/3% of the value of such Fund's assets and the loans are callable at any time by the Fund.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, during periods of adverse market conditions, they may invest up to 100% of their respective assets in investments such as money market instruments or U.S. Government securities, in response to adverse market, economic or political conditions. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Investments in Affiliated Funds

Jennison Tech Fund may invest up to 25% of its total assets in shares of affiliate money-market funds or open-ended short-term bond funds with a portfolio maturity of three years or less. Both Funds may invest up to 10% of their total assets in other investment companies, subject to additional restrictions under the Investment Company Act.

Investment Restrictions

A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; and (vi) make loans (except for certain securities lending transactions).

In addition, SP OTC Fund may not purchase any security, if, as a result, more than 25% of the SP OTC Fund's assets would be invested in the securities of issuers having their principal business activities in the same industry (except for U.S. Government securities). Jennison Tech Fund is not subject to fundamental investment restrictions with respect to industry concentration.

Also, SP OTC Fund, but not the Jennison Tech Fund, has adopted a fundamental investment restriction to the effect that SP OTC Fund may not, with respect to 50% of its total assets, purchase a security of any issuer (other than U.S. government securities, or securities other investment companies), if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Fund. Jennison Tech Fund is not subject to comparable restrictions.

Risks of Investing in the Funds

Like all investments, an investment in Jennison Tech Fund or SP OTC Fund involves risk. There is no assurance that either Fund will meet its investment objective. Both Funds invest in securities according to specific investment policies and objectives and, as a result, their investments are limited to a comparatively narrow segment of the economy.

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Jennison Tech Fund invests predominantly in the equity securities of companies in technology-related industries. Products and services of technology companies may quickly become obsolete and their performance is dependent upon global markets. Companies operating in that sector, in particular those with electronic products, typically face intense competition and technology-related products and services may quickly become obsolete. Securities of companies with emerging concepts may be more volatile due to their limited product lines, markets or financial resources. As a result of Jennison Tech Fund's participation in the initial public offering ("IPO") market, it may own securities that are very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors.

The SP OTC Fund attempts to produce investment results that correlate to 125% of the performance of the NASDAQ-100. If the SP OTC Fund achieves its goal, the value of the shares of SP OTC Fund will tend to increase by 125% of the value of any increase in the NASDAQ-100. However, when the value of the NASDAQ-100 declines, the value of the Fund's shares will tend to decrease by 125% of the value of any decrease in the NASDAQ-100. As a result, shareholders may lose money even if the SP OTC Fund achieves its investment objective.

In addition, because SP OTC Fund seeks to provide investment results that magnify fluctuations in the NASDAQ-100, an investment in the SP OTC Fund will be subject to greater risk and share price fluctuation than a fund that attempts to match performance of the NASDAQ-100. Included in the NASDAQ-100 are mainly large-capitalization companies, and, while the NASDAQ-100 includes companies across major industry groups, a number of constituent companies operate in environments like the technology, telecommunications or biotechnology sector and their securities may be subject to increased volatility.

Both Funds invest primarily in equity or equity-related securities. As with any mutual fund investing primarily in equity securities, the value of securities held by a Fund may decline. Stock values can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities market generally. These declines may be substantial. In addition, changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

Both Funds are "non-diversified" under the Investment Company Act and, as a result, can invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Both Funds may use investment strategies, such as derivative investing, that involve risk. Jennison Tech Fund uses these risk management techniques to try to preserve assets or enhance return. SP OTC Fund invests in leveraged derivatives instruments to produce investment results that correlate to 125% of the performance of the NASDAQ-100. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses.

Investing in foreign securities subjects the Funds to additional risks. Foreign markets, economies and political systems may not be as stable as those in the U.S. and may involve additional risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses. These securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information.

To the extent the Funds invest in fixed-income obligations, the investments are subject to the credit risk of the issuer, market risk with respect to the value of the investment and interest rate risk.

For more information about the risks associated with Jennison Tech Fund's investment strategies, see the Jennison Tech Fund's Prospectus (enclosed), and for a more detailed discussion of the Jennison Tech Fund's investments, see the Fund's SAI, both of which are incorporated by reference into this Prospectus/Proxy Statement.

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Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The reorganization may entail various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Forms of Organization

The SP OTC Fund is a series of SP Mutual Funds and Jennison Tech Fund is a series of Jennison Sector Funds. Both SP Mutual Funds and Jennison Sector Funds are open-end management investment companies organized as Maryland corporations.

SP Mutual Funds is authorized to issue 5.5 billion shares of capital stock, par value $0.001 per share, 150,000,000 of which are designated as shares of SP OTC Fund, which are further divided into Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

Jennison Sector Funds is authorized to issue 2,000,000,000 shares of common stock, $.01 par value per share, 400,000,000 of which are designated as shares of Jennison Tech Fund. The shares of Jennison Tech Fund are further divided into 100,000,000 Class A shares, 100,000,000 Class B shares, 100,000,000 Class C shares and 100,000,000 Class Z shares. If the Plan is approved, Jennison Tech Fund will authorize and issue four additional classes of shares that will be equivalent to Class L, Class M, Class X and New Class X of SP OTC Fund.

SP Mutual Funds and Jennison Sector Funds (together, the "Companies") operate pursuant to charters, which include their Articles of Incorporation and supplements, corrections and amendments thereto, and by-laws. SP Mutual Funds and Jennison Sector Funds are each governed by a Board of Directors. We refer to these as a "Board" and sometimes refer separately to "directors." We have summarized below certain rights of shareholders of SP Mutual Funds and of Jennison Sector Funds to highlight differences in the governing documents of the Companies. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the charter and by-laws of SP Mutual Funds and Jennison Sector Funds for more complete information.

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Form of Ownership

Ownership interests in the Companies and their series are represented by shares of common stock of a corporation. The par value of the Jennison Sector Funds' common stock is $.01 and the par value of the SP Mutual Funds' common stock is $.001. We refer to the ownership interest as "shares" and to holders of shares as "shareholders."

Extraordinary Transactions

As registered open-end investment companies, the Companies are authorized under Maryland law to transfer all of their respective assets (or the assets of any class or series of their shares) without shareholder approval, but pursuant to their charters, most other extraordinary transactions, including mergers, consolidations, share exchanges and dissolutions, must be approved by a majority vote of the shares entitled to vote on the matter.

Shareholder Meetings

Place of Meeting

The Companies may hold shareholder meetings at any place set by the Board, except that in the case of SP Mutual Funds, that place is required to be within the United States.

Shareholder Voting Rights

Each share of the Companies' common stock entitles its holder to one vote and fractional shares are entitled to pro rata voting rights. In all elections for directors, each share of the Companies' stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Record Date

The Companies' Boards have the sole power to set a record date, which must be at or after close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings

The Companies are not required to hold annual meetings of their shareholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act.

Special Meetings

The Companies must call a special meeting of shareholders if so requested by the chairman or the president or by a majority of the directors. In addition, SP Mutual Funds shall call a special meeting, in the discretion of the Board, on the written request of shareholders holding at least 10% of the outstanding shares of a series. In the case of Jennison Sector Funds, a special meeting will be held on the written request of shareholders representing a majority of the votes entitled to be cast at the meeting. The Companies' Boards have sole power to fix the date and time of any special meeting of shareholders.

Inspector of Elections

SP Mutual Funds is required to appoint one or more inspectors of election to conduct the voting at any meeting, if so ordered by the chairman of the meeting or, upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. Jennison Sector Funds' Board may appoint one or three inspectors before a shareholder meeting. In addition, the chairman may make such appointment(s) and must do so upon the request of at least 10% of the shareholders.

Advance Notice of Shareholder Proposals

The by-laws of Jennison Sector Funds provide that in order for a shareholder to nominate a director for election or propose business to be considered at an annual meeting of shareholders, such shareholder must give notice of such

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nomination or proposal to the Secretary of Jennison Sector Funds not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. However, if no annual meeting was held in the preceding year, any such shareholder must give notice to the Secretary not earlier than the 90th day prior to such meeting and not later than either the 60th day prior to such meeting or the 10th day after public announcement of such meeting is made. Although the charter of SP Mutual Funds provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SP Mutual Funds may submit proposals from the floor of an annual meeting. Under Maryland law, the purpose of any special meeting must be described in the notice of such meeting, so only items included in the notice may be considered at special meetings of shareholders of the Companies.

Quorum

The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of the Companies shall constitute a quorum for the transaction of business at a meeting of such shareholders.

Adjournments

Whether or not a quorum is present, Jennison Sector Funds may adjourn a meeting of shareholders convened on the date for which it was called, by action of the chairman of the meeting, to a date not more than 120 days after the original record date. For SP Mutual Funds a majority vote of the shareholders present is needed to achieve such an adjournment.

Shareholder Action Without a Meeting

Shareholders of the Companies are not entitled to act by written consent unless such consent is unanimous.

Amendments to Charter

Amendments to each Fund's charter generally require the approval of the Board and at least a majority of the shareholder votes entitled to be cast. However, the Board may amend the charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, each Fund's Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares without shareholder approval.

Amendment of By-Laws

The Companies' by-laws can be amended by a majority vote of the shareholders, or by a majority vote, in the case of SP Mutual Funds, and by a two-thirds vote in the case of Jennison Sector Funds, of the Board.

Board of Directors

Number of Members

SP Mutual Funds' Board may change the number of directors to any number from three (3) to twenty-five (25), inclusive. Jennison Sector Funds' Board may change the number of directors to any number from three (3) to twenty (20), inclusive.

Removal of Board Members

SP Mutual Funds' shareholders may remove a Board member, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members. Jennison Sector Funds' shareholders may remove a Board member, with or without cause, by the affirmative vote of two-thirds of all votes entitled to be cast generally in the election of Board members.

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Board Vacancies

A vacancy on the Companies' Boards may be filled by a majority of the remaining members of the Board (unless, in the case of SP Mutual Funds, the vacancy results from the removal of a director by the shareholders, in which case the shareholders may elect a successor to fill the vacancy, the vacancy results from an increase in the number of directors, in which case a majority of the entire Board may fill the vacancy, or unless otherwise required by law).

Limitation on Liability of Directors and Officers

The Companies' charters provide that, to the extent allowed by law, directors and officers will not be liable to the Funds or their shareholders for monetary damages for a breach of fiduciary duty. Maryland law permits such limitation of liability except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Indemnification of Directors, Officers, Employees and Agents

The Companies' charter or by-laws provide for indemnification of directors and officers to the fullest extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. Additionally, under the Investment Company Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

Under Maryland law, the Companies' shareholders generally have no personal liability for the debts or obligations of SP Mutual Funds as a result of their status as shareholders.

Termination and Dissolution

Dissolution of the Companies requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, under Maryland law the Companies may transfer all or any part of the assets of a series or class without shareholder approval and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

American Skandia Investment Services, Inc. ("ASISI"), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC ("PI"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers (each, an "Investment Manager" and together, the "Investment Managers") pursuant to an investment management agreement with the SP Mutual Funds on behalf of the SP OTC Fund (the "SP OTC Fund Management Agreement"). Under the SP OTC Fund Management Agreement, PI, as co-manager, will provide supervision and oversight of ASISI's investment management responsibilities with respect to the SP Mutual Funds. Pursuant to the SP OTC Fund Management Agreement, the Investment Managers jointly administer the SP OTC Fund's business affairs and supervise the Fund's investments. Subject to approval by the Board of Directors, the Investment Managers

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may select and employ one or more subadvisers for the Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Directors, the Investment Managers may reallocate the SP OTC Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the SP OTC Fund's investment objectives.

Under a management agreement with Jennison Tech Fund, PI (the "Manager") manages that Fund's investment operations and administers its business affairs. As of December 31, 2004, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $90.4 billion. Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for Jennison Tech Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising Jennison Tech Fund's investment adviser.

Both the SP Mutual Funds and Jennison Sector Funds have obtained an exemption from the SEC that permits an Investment Manager or Manager to change subadvisers for each of its series, including the Funds, and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Boards of Directors of the SP Mutual Funds or Jennison Sector Funds, as applicable. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the SP Mutual Funds and Jennison Sector Funds) is intended to facilitate the efficient supervision and management of the subadvisers by the respective Investment Managers or the Manager and the Directors of the SP Mutual Funds and Jennison Sector Funds, respectively.

With respect to the SP OTC Fund and Jennison Tech Fund, the respective Investment Manager or Managers currently engage the following subadvisers to manage the investments of each Fund in accordance with that Fund's investment objective, policies and limitations and any investment guidelines established by the respective Investment Manager or Managers. Each subadviser is responsible, subject to the supervision and control of the Investment Manager or Managers, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

ProFund Advisors LLC ("ProFund"), 7501 Wisconsin Avenue, 10th Floor, Bethesda, Maryland 20814, serves as subadviser for the SP OTC Fund. As of December 31, 2004, ProFund managed approximately $7.5 billion in assets.

The SP OTC Fund is managed by an Investment Committee consisting of Michael L. Sapir, Louis M. Mayberg, William E. Seale, Ph.D., George O. Foster and Elisa Petit.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises the Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, LLC, an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Chief Investment Officer of ProFund Advisors LLC since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund is managed by an investment team chaired by Dr. Seale.

George O. Foster, Director of Portfolio since 2004, Assistant Director of Portfolio and Senior Portfolio Manager since 2000, earned a B.S. in Mechanical Engineering from Clarkson University and a M.B.A. in Finance

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from The George Washington University. Mr. Foster oversees the day-to-day portfolio management activities of ProFund Advisors investment teams. Mr. Foster is a Chartered Financial Analyst (CFA) and is a member of the Washington Association of Money Managers.

Elisa Petit, Group Leader – Broad Index since 2002, ProFunds Portfolio Manager since 2000. Prior to joining ProFund Advisors, Ms. Petit managed equity funds for Banque Populaire Group in Paris, France. Ms. Petit earned a B.A. in International Economics from the American University in Paris. She is an Operations Certificate holder of the International Securities Market Association (ISMA), a Charterholder of The Luxembourg Institute for Training in Banking (IFBL) and is a member of the Washington Association of Money Managers.

Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, NY 10017, is Jennison Tech Fund's investment adviser. As of December 31, 2004, Jennison had approximately $64 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. Jennison has been serving as an investment adviser to the Jennison Tech Fund since 2003. Prudential Investment Management, Inc. served as an investment adviser to the Jennison Tech Fund from its inception until June 9, 2003, when PI allocated investment advisory responsibility for 100% of the assets of the Jennison Tech Fund to Jennison.

Susan Hirsch is the portfolio manager responsible for the day-to-day management of Jennison Tech Fund. Ms. Hirsch, an Executive Vice President of Jennison, has managed the portfolio of that Fund since its inception. Prior to joining Jennison in August 2000, Ms. Hirsch was a Managing Director of Prudential Investment Management, Inc. which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During that time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. Ms. Hirsch received her B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc.

Subsequent to the consummation of the reorganization, Jennison will be the investment adviser for the surviving fund.

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for Jennison Tech Fund. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Manager

The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed		Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed		Other Accounts Managed	Assets of Other Accounts Managed
Michael L. Sapir*		$			$			$

Louis M. Mayberg*

William E. Seale, Ph.D.*								$

George O. Foster*		$			$			$

Elisa Petit*		$			$			$

Susan Hirsch	3		$722,079,577	1		$25,997,849	0		N/A

*  To be provided.

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP OTC Fund	PRO FUND:
Compensation
ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager's salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager's relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.
The annual incentive bonus opportunity provides cash bonuses based upon the overall firm's performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.
Portfolio managers are eligible to participate in the firm's standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.
Potential Conflicts of Interest
Security Ownership. The portfolio managers do not beneficially own any securities issued by the Funds.
Other Conflicts. Portfolio managers are generally responsible for multiple investment company accounts and, in one case, an unregistered investment company account. Certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities.
Jennison Tech Fund	JENNISON:
Compensation
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.
Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Jennison Tech Fund
(continued)	contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:
• One and three year pre-tax investment performance of groupings of accounts (a Composite) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;
• The investment professional's contribution to client portfolio's pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;
• Historical and long-term business potential of the product strategies;
• Qualitative factors such as teamwork and responsiveness; and
• Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.
Potential Conflicts of Interest
Securities Ownership. As of November 30, 2004, Susan Hirsch was the beneficial owner of shares of Jennison Tech Fund with a value in the range from $100,001 to $500,000.
Other Conflicts. In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.
Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

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Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Jennison Tech Fund
(continued)	In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Investment Management Fees

Pursuant to the SP OTC Fund Management Agreement, ASISI receives a monthly investment management fee for the performance of its services for SP OTC Fund. PI does not receive a fee for its management of the SP OTC Fund. Pursuant to the Management Agreement with Jennison Tech Fund, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. ASISI, as co-manager of the SP OTC Fund, and PI, as manager of the Jennison Tech Fund, pay each subadviser of the applicable Fund a portion of its fee for the performance of the subadvisory services at no additional cost to the Fund.

The SP OTC Fund is obligated to pay ASISI an annual investment management fee equal to 0.85% of its average daily net assets under the SP OTC Fund Management Agreement. The SP OTC Fund does not pay PI a fee for its management services for that Fund. Under the Jennison Tech Fund's Management Agreement with PI, Jennison Tech Fund is obligated to pay PI an annual investment management fee equal to 0.75% of its average daily net assets up to $1 billion and 0.70% of its average daily net assets in excess of $1 billion. As a result, if the Plan is approved, the shareholders of the SP OTC Fund will pay investment management fees at a lower rate. During its fiscal year ended October 31, 2004, the SP OTC Fund paid $344,820 in investment management fees to ASISI and during its fiscal year ending November 30, 2004, the Jennison Tech Fund paid $1,214,509 in investment management fees to PI.

Each Fund's Investment Manager pays the respective subadviser a portion of the investment management fee that ASISI and PI receive from the SP OTC Fund and the Jennison Tech Fund, respectively. Each Investment Manager pays such subadvisory fees without any additional expense to the respective Fund. With respect to the SP OTC Fund, ASISI pays ProFund an annual rate equal to 0.35% of the portion of the average daily net assets of the Fund not in excess of $400 million; plus 0.25% of the portion over $400 million. With respect to the Jennison Tech Fund, PI pays to Jennison 0.375% of the Fund's average daily net assets.

Distribution Plan

American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC ("PIMS") (collectively, the "SP OTC Fund distributor") jointly serve as the principal underwriter and distributor for the SP OTC Fund. PIMS serves as the principal underwriter and distributor for the Jennison Tech Fund. SP Mutual Funds and Jennison Sector Funds each adopted a Distribution and Service Plan (commonly known as a "12b-1 Plan") for each class of shares (other than Class Z shares of Jennison Sector Fund) to compensate the Funds' respective distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the

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12b-1 Plan for each share class, each Fund is authorized to pay its distributor at the following rates for assets attributable to the indicated share class:

Share Class	Rate
Class A*	0.30% of the Fund's average daily net assets attributable to Class A shares

Class B	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares

Class L**	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M**	1.00% of the Fund's average daily net assets attributable to Class M shares

Class X**	1.00% of the Fund's average daily net assets attributable to Class X shares

Class Z***	N/A

*  For the fiscal years ending November 30, 2005 and October 31, 2005,respectively, the distributors for Jennison Tech Fund and SP OTC Fund have each, respectively, contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25% of each Fund's average daily net assets of the Class A shares.

**  Currently, only the SP OTC Fund has Class L, M, X and New Class X shares. Pending approval of this reorganization, the Jennison Tech Fund will offer equivalent share classes to accommodate the SP OTC Fund's Class L, M, X and New Class X shareholders, respectively. The Class L, M, X and New Class X shares will not be available for new or subsequent purchases, but will be available for dividend reinvestment and exchange to and from the same share class of certain other funds.

***Only the Jennison Tech Fund has Class Z shares. Class Z shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

Each Fund's distributor may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, distribution and service fees received under the Class X Plans as reimbursement by the distributor are used for such distributor's purchases of bonus shares, which are additional shares granted to investors in Class X shares.

Valuation

In connection with the reorganization, each whole and fractional share of each class of the SP OTC Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of Jennison Tech Fund. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

Each Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does

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not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued 15 minutes after the close of trading on the New York Stock Exchange ("NYSE"). Except when the Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

Each Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, the Funds will not price, and you will not be able to purchase, redeem or exchange a Fund's shares even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV, the Funds' NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

Portfolio Holdings

In addition to the description contained herein, a description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also contained in that Fund's prospectus,  SAI and on that Fund's website (for SP OTC Fund, see www.strategicpartners.com, and for Jennison Tech Fund, see www.jennisondryden.com). Each Fund will provide a full list of its portfolio holdings as of the end of the fiscal quarter on its website within approximately 60 days after the end of the Fund's fiscal quarter. The Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports. In addition, the Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries, as applicable on a monthly basis. Such information will be posted to the relevant Fund's website no earlier than 15 days after the end of each month, and will be available on each Fund's website for at least six months from the posting date.

When authorized by the Fund's Chief Compliance Officer ("CCO") and another Officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute Fund shares, third-party providers of auditing, custody, proxy voting and other services for a Fund, rating and ranking organizations, and certain affiliated persons of a Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

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3. A confidentiality agreement in the form approved by an Officer of the Fund must be executed with the recipient of the fund holdings information.

4. An Officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Custodian Banks.

As of the date of this Prospectus/Proxy Statement, each Fund will provide:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to the Subadviser, custodian, sub-custodian (if any) and accounting agents at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

•  Full holdings to each Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  Each Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential, which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors has delegated oversight over each Fund's disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the potential misuse of such information by individuals or entities that come into possession of the information.

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Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before each Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Boards of both Funds have adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's transfer agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by benefical owners consistently with each Fund's policies as set forth in each Fund's prospectus and SAI. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.

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Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Neither Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a contingent deferred sales charge ("CDSC") will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds.

The SP OTC Fund, but not the Jennison Tech Fund, has issued Class L, Class M, Class X and New Class X shares as well. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class M, Class X and New Class X shares are sold subject to a CDSC of 6.0%, decreasing annually. Class L, Class M, Class X and New Class X shares are no longer offered for direct purchase.

If the Plan is approved, the Jennison Tech Fund will create Class L, Class M, Class X and New Class X shares to accommodate Class L, M, X and New Class X shareholders, respectively, of the SP OTC Fund who will become shareholders of the Jennison Tech Fund. The proposed Class L, M, X and New Class X shares of the Jennison Tech Fund will not be offered for new or subsequent purchases, but will be available for dividend reinvestment and exchange to and from the same class of certain other funds. The proposed Class L, M, X and New Class X shares for the Jennison Tech Fund would have similar sales charges as described above for the Class L, M, X and New Class X shares of the SP OTC Fund. The Jennison Tech Fund, but not the SP OTC Fund, offers Class Z shares.

The redemption policies for each Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the SP Mutual Funds or Jennison Sector Funds at NAV per share at the time of exchange. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in the opinion of PI (and, with respect to the SP OTC Fund, ASISI), such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. The Funds will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

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Share Class Designations

Please note that in 2004, SP Mutual Funds renamed Class A and Class B shares, and created two new classes designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of SP Mutual Funds designated as "Class A" or "Class B" at the time of purchase, SP Mutual Funds now refers to your shares as "Class L" and "Class M", respectively. Please be sure to consult information about the appropriate share class when reviewing these materials.

In addition, pursuant to its charter, SP Mutual Funds may issue both "Class X" shares and "New Class X" shares of SP OTC Fund. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

FEES AND EXPENSES

The following table describes the fees and expenses that shareholders may pay if they hold shares of the SP OTC Fund or the Jennison Tech Fund, as well as the projected unaudited pro forma fees and expenses of the Jennison Tech Fund that will continue in effect after consummation of the Plan. The holding period for shares held by investors in the SP OTC Fund will be counted in computing the holding period of shares subsequently held in Jennison Tech Fund for purposes of determining any applicable CDSCs.

Shareholder Fees and Operating Expenses

Class A Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP OTC Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load) (as % of original purchase price)	1.00 [2]	1.00 [2]	1.00 [2]
Redemption Fee	None[3]	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP OTC Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Management Fees	0.85%	0.75%	0.75%
+ Estimated Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	1.19%	0.58%	0.58%
= Total annual fund operating expenses	2.34%	1.63%	1.63%
– Fee waiver and/or Expense Reimbursement	(0.84)%[4]	(0.05)%[5]	(0.05)%[5,4]
= Net annual fund operating expenses	1.50%	1.58%	1.58%

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Class B Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP OTC Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	5.00%[6]	5.00%[6]	5.00%[6]
Redemption Fee	None[3]	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP OTC Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Management Fees	0.85%	0.75%	0.75%
+ Estimated Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	1.19%	0.58%	0.58%
= Total annual fund operating expenses	3.04%	2.33%	2.33%
– Fee waiver and/or Expense Reimbursement	(0.79)%[4]	None	None[4]
= Net annual fund operating expenses	2.25%	2.33%	2.33%

Class C Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP OTC Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	1.00%[6]	1.00%[6]	1.00%[6]
Redemption Fee	None[3]	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP OTC Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Management Fees	0.85%	0.75%	0.75%
+ Estimated Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	1.19%	0.58%	0.58%
= Total annual fund operating expenses	3.04%	2.33%	2.33%
– Fee waiver and/or Expense Reimbursement	(0.79)%[4]	None	None[4]
= Net annual fund operating expenses	2.25%	2.33%	2.33%

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Class L Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP OTC Fund	Jennison Tech Fund[7]	Pro Forma Jennison Tech Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	5.75%	N/A	5.75%
Maximum contingent deferred sales charge (load) (as % of original purchase price)	1.00[2]	N/A	1.00 [2]
Redemption Fee	None[3]	N/A	None
Exchange Fee	None	N/A	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP OTC Fund	Jennison Tech Fund[7]	Pro Forma Jennison Tech Fund After Reorganization
Management Fees	0.85%	N/A	0.75%
+ Estimated Distribution (12b-1) Fees	0.50%	N/A	0.50%
+ Other Expenses	1.19%	N/A	0.58%
= Total annual fund operating expenses	2.54%	N/A	1.83%
– Fee waiver and/or Expense Reimbursement	(0.79)%[4]	N/A	None[4]
= Net annual fund operating expenses	1.75%	N/A	1.83%

Class M Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP OTC Fund	Jennison Tech Fund[7]	Pro Forma Jennison Tech Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	N/A	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	6.00%[6]	N/A	6.00%[6]
Redemption Fee	None[3]	N/A	None
Exchange Fee	None	N/A	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP OTC Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Management Fees	0.85%	N/A	0.75%
+ Estimated Distribution (12b-1) Fees	1.00%	N/A	1.00%
+ Other Expenses	1.19%	N/A	0.58%
= Total annual fund operating expenses	3.04%	N/A	2.33%
– Fee waiver and/or Expense Reimbursement	(0.79)%[4]	N/A	None[4]
= Net annual fund operating expenses	2.25%	N/A	2.33%

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Class X Shares (for the twelve months ended November 30, 2004)

Shareholder Fees (fees paid directly from your investment)1

	SP OTC Fund	Jennison Tech Fund[7]	Pro Forma Jennison Tech Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	N/A	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	6.00%[6]	N/A	6.00%[6]
Redemption Fee	None[3]	N/A	None
Exchange Fee	None	N/A	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	SP OTC Fund	Jennison Tech Fund	Pro Forma Jennison Tech Fund After Reorganization
Management Fees	0.85%	N/A	0.75%
+ Estimated Distribution (12b-1) Fees	1.00%	N/A	1.00%
+ Other Expenses	1.19%	N/A	0.58%
= Total annual fund operating expenses	3.04%	N/A	2.33%
– Fee waiver and/or Expense Reimbursement	(0.79)%[4]	N/A	None[4]
= Net annual fund operating expenses	2.25%	N/A	2.33%

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares or Class L shares, to the extent Class L is open to new purchases, and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).

3  A $10 fee may be imposed for wire transfers of redemption proceeds.

4  SP OTC Fund's Investment Managers have voluntarily agreed to reimburse and/or waive fees for the Fund, so that SP OTC Fund's operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 1.25% of SP OTC Fund's average net assets. SP OTC Fund's Investment Managers may terminate the above voluntary agreements at any time without notice to shareholders. Due to the reorganization, the Investment Managers could benefit from the elimination of voluntary fee waivers currently being waived for SP OTC Fund since the Investment Manager for Jennison Tech Fund currently is not waiving or reimbursing any of its fees. The Investment Manager (or an affiliate), however, is paying for the reorganization expenses. The fee waivers and/or expense reimbursements shown for the SP OTC Fund include the Distributors contractual waiver of 0.05% of the SP OTC Fund's distribution and service (12b-1) fees for Class A shares until October 31, 2005.

5  The Fund's distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending November 30, 2005 in the case of the Jennison Tech Fund.

6  If you purchase Class B, M or X shares, you do not pay an initial sales charge but you may pay a CDSC if you redeem some or all of your shares before the end of the sixth (in the case of Class B shares), seventh (in the case of M shares and Class X shares) or eighth (in the case of New Class X shares) year after which you purchased such shares. The CDSC is 5%, 4%, 3%, 2%, 1% and 1% for redemptions of Class B shares occurring in years one through six, respectively. The CDSC is 6%, 5%, 4%, 3%, 2%, 2% and 1% for redemptions of Class M and Class X shares occurring in years one through seven, respectively. The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for redemptions of New Class X shares occurring in years one through eight, respectively. No CDSC is charged after these periods. If you purchase Class C shares, you may incur a 1% CDSC if you redeem some or all of your Class C shares within 12 months of the calendar month of purchase.

7  Jennison Tech Fund does not currently offer Class L, Class M, Class X or New Class X shares. If the Plan is approved, Jennison Tech Fund will offer Class L, Class M, Class X and New Class X share classes to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP OTC Fund who will become shareholders of Jennison Tech Fund, these shares will be closed to new or subsequent purchases, but will be available for dividend reinvestment or exchange to and from the same share class of certain other funds.

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Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the reorganization with the cost of investing in the Jennison Tech Fund after consummation of the Plan. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects the conversion.

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed all your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP OTC Fund	$774	$1,240	$1,732	$3,079
Jennison Tech Fund	$707	$1,036	$1,388	$2,376
Jennison Tech Fund (Pro forma projected after the reorganization)	$707	$1,036	$1,388	$2,376

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP OTC Fund	$807	$1,239	$1,696	$3,116
Jennison Tech Fund	$736	$1,027	$1,345	$2,410
Jennison Tech Fund (Pro forma projected after the reorganization)	$736	$1,027	$1,345	$2,410

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP OTC Fund	$407	$939	$1,596	$3,355
Jennison Tech Fund	$336	$727	$1,245	$2,666
Jennison Tech Fund (Pro forma projected after the reorganization)	$336	$727	$1,245	$2,666

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP OTC Fund	$817	$1,320	$1,848	$3,285
Jennison Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund (Pro forma projected after the reorganization)	$750	$1,117	$1,508	$2,599

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP OTC Fund	$907	$1,339	$1,796	$3,192
Jennison Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund (Pro forma projected after the reorganization)	$836	$1,127	$1,445	$2,491

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP OTC Fund	$907	$1,339	$1,896	$3,355
Jennison Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund (Pro forma projected after the reorganization)	$836	$1,127	$1,545	$2,666

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Class Z Shares

	One Year	Three Years	Five Years	Ten Years
SP OTC Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund	$135	$421	$729	$1,601
Jennison Tech Fund (Pro forma projected after the reorganization)	$135	$421	$729	$1,601

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP OTC Fund	$774	$1,240	$1,732	$3,079
Jennison Tech Fund	$707	$1,036	$1,388	$2,376
Jennison Tech Fund (Pro forma projected after the reorganization)	$707	$1,036	$1,388	$2,376

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP OTC Fund	$307	$939	$1,596	$3,116
Jennison Tech Fund	$236	$727	$1,245	$2,410
Jennison Tech Fund (Pro forma projected after the reorganization)	$236	$727	$1,245	$2,410

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP OTC Fund	$307	$939	$1,596	$3,355
Jennison Tech Fund	$236	$727	$1,245	$2,666
Jennison Tech Fund (Pro forma projected after the reorganization)	$236	$727	$1,245	$2,666

Class L Shares

	One Year	Three Years	Five Years	Ten Years
SP OTC Fund	$817	$1,320	$1,848	$3,285
Jennison Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund (Pro forma projected after the reorganization)	$750	$1,117	$1,508	$2,599

Class M Shares

	One Year	Three Years	Five Years	Ten Years
SP OTC Fund	$307	$939	$1,596	$3,192
Jennison Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund (Pro forma projected after the reorganization)	$236	$727	$1,245	$2,491

Class X Shares

	One Year	Three Years	Five Years	Ten Years
SP OTC Fund	$307	$939	$1,596	$3,355
Jennison Tech Fund	N/A	N/A	N/A	N/A
Jennison Tech Fund (Pro forma projected after the reorganization)	$236	$727	$1,245	$2,666

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These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Performance of the Funds

A number of factors – including risk – can affect how each Fund performs. The following bar charts show the performance of the Class L shares of SP OTC Fund and Class A shares of the Jennison Tech Fund for each full calendar year of the respective Fund's operation. The first table below each bar chart shows each Fund's best and worst performances during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class L shares of SP OTC Fund and Class B shares of Jennison Tech Fund.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a Fund will achieve similar results in the future.

Strategic Partners Managed OTC Fund

Annual Total Returns* (Class L Shares)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The total return of the Fund's Class L shares from January 1, 2005 to March 31, 2005 was –11.31%.

BEST QUARTER: 44.02% (4th quarter of 2003) WORST QUARTER: –43.97% (3rd quarter of 2001)

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Average Annual Total Returns for the Period Ended December 31, 2004

	1 YR	SINCE INCEPTION (September 11, 2000)
Return Before Taxes[1]
Class M	4.28%	-26.01%
Class C	8.03%	-25.73%
Class X	4.28%	-26.19%
Class L
Return Before Taxes	4.04%	-26.44%
Return After Taxes on Distributions[2]	4.04%	-26.44%
Return After Taxes on Distributions and Sale of Fund Shares[2]	2.63%	-20.29%
Index (reflects no deduction for fees, expenses or taxes)
NASDAQ-100 Index	10.44%	-19.17%
Lipper Multi-Cap Growth Funds Average	10.71%	-11.39%

1  No information is presented with respect to Class A shares and Class B shares of the Funds, since as of December 31, 2004, these share classes had not been in existence for a full calendar year.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Jennison Tech Fund

Annual Total Returns* (Class A shares)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the annual returns for Class A shares would have been lower. Effective June 9, 2003, Jennison became the Fund's sole investment adviser. The total return of the Fund's Class A shares from January 31, 2005 to March 31, 2005 was –8.38%.

BEST QUARTER: 25.04% (4th quarter of 2001) WORST QUARTER: –33.21% (3rd quarter of 2001)

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Average Annual Total Returns1 (as of December 31, 2004)

	1 YR	5 YRS		SINCE INCEPTION (June 30, 1999)
Return Before Taxes
Class A shares	3.76%	-14.43%	(-14.53%)	-4.37%	(-4.47%)
Class C shares	7.89%	-14.10%	(-14.20%)	-4.10%	(-4.20%)
Class Z shares	9.99%	-13.25%	(-13.35%)	-3.15%	(-3.25%)
Class B Shares
Return Before Taxes	3.89%	-14.26%	(-14.36%)	-4.25%	(-4.35%)
Return After Taxes on Distributions[2]	3.89%	-14.87%	(-14.96%)	-5.02%	(-5.12%)
Return After Taxes on Distributions and Sale of Fund Shares[2]	2.53%	-10.69%	(-10.78%)	-3.47%	(-3.56%)
Index (reflects no deduction for fees, expenses or taxes)
S&P SC 1500 Index	11.78%	-1.07%		0.36%
S&P SC Information Technology Index	2.24%	-14.98%		-7.77%
Lipper Average	3.97%	-16.49%		-6.28%

  Without waiver of fees and/or expense subsidization, the Fund's returns would have been lower, as indicated in parentheses.

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

1  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Without a waiver of management fees, the Fund's average annual returns would have been lower, as indicated in parentheses. With respect to the one-year returns, no management fee waiver or expense subsidization has been, or currently is, effective.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

REASONS FOR THE REORGANIZATION

The directors, including all of the directors who are not "interested persons" of the SP Mutual Funds or the Jennison Sector Funds, respectively (the "Independent Directors"), have unanimously determined that the reorganization would be in the best interests of the shareholders of the SP OTC Fund. Each Fund and that the interests of the shareholders of each Fund would not be diluted as a result of consumation of the Plan.

At a meeting held on March 2, 2005, The Investment Managers recommended the Plan to the Independent Directors. The reason for the reorganization is improving the results of the investment in the SP OTC Fund while lowering the risk associated with that investment, by allowing SP OTC Fund shareholders to participate in the stronger performance of the surviving fund. In recommending the transaction to the Board, the Investment Managers advised the directors that, as of November 30, 2004, the SP OTC Fund had net assets of approximately $39.2 million, while the Jennison Tech Fund had net assets of approximately $155.9 million at that date. In addition, the Investment Managers advised the directors that the performance of the Jennison Tech Fund was stronger over the

30

longer term than that of the SP OTC Fund and that Jennison Tech Fund's performance was achieved while taking significantly less risk than the SP OTC Fund. The Investment Managers further advised the Board that the gross expenses for the Jennison Tech Fund were lower than of the SP OTC Fund, and that the expenses associated with the Plan and its consummation would be borne by the Investment Manager of the Jennison Tech Fund.

The directors also considered the compatibility of the investment objectives, policies and restrictions of each of the Funds, the relative past and current growth in assets and investment performance and future prospects of each Fund, the effect of the consummation of the Plan on the expense ratios of each Fund, and the potential benefits of the proposed reorganization to the shareholders of each Fund.

The directors, including the Independent Directors, after considering the matter, unanimously concluded that the Plan is in the best interests of the shareholders of the SP OTC Fund and the Jennison Tech Fund, respectively for the following reasons:

 •  The Funds investment objectives, policies and restrictions;

•  Shareholders of the OTC Fund would realize a reduction in gross annual operating expenses as a result of the proposed reorganization;

•  The SP OTC Fund is significantly smaller than the Jennison Tech Fund;

•  The SP OTC Fund has not in the past and is not expected in the future to achieve satisfactory asset growth; whereas Jennison Technology Fund has been achieving satisfactory asset growth;

•  Shareholders of each Fund could benefit from the long-term economies of scale that may result from the reorganization.

The directors also considered that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss by U.S. federal income tax purposes for shareholders. The shareholders were advised that the expenses associated with the proxies would be borne by the investment manager of Jennison Tech Fund.

Consequently, the directors approved the Plan and recommended that shareholders of the SP OTC Fund vote to approve the Plan.

For the reasons discussed above, the Board of Directors unanimously recommends that you vote FOR the Plan.

If shareholders of the SP OTC Fund do not approve the Plan, the Board of the SP OTC Fund will consider other possible courses of action for the SP OTC Fund, including, among others, consolidation of the SP OTC Fund with one or more funds of the SP Mutual Funds or unaffiliated funds other than the Jennison Tech Fund. In the event that the shareholders of the SP OTC Fund do not approve the Plan, the Investment Managers of the SP OTC Fund may consider recommending to the Board and shareholders the liquidation of the SP OTC Fund in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. A liquidation of the SP OTC Fund would result in taxable gains or losses for most shareholders of the SP OTC Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Closing

If shareholders of the SP OTC Fund approve the Plan, the reorganization will take place after various conditions are satisfied by SP Mutual Funds on behalf of the SP OTC Fund and Jennison Sector Funds on behalf of the Jennison Tech Fund, including the preparation of certain documents. SP Mutual Funds and Jennison Sector Funds will mutually determine a specific date for the actual reorganization to take place. This is called the "closing date." If the shareholders of the SP OTC Fund do not approve the Plan, the reorganization will not take place and the Board of the SP OTC Fund will consider alternative courses of actions, as described above.

If the shareholders of the SP OTC Fund approve the Plan, SP Mutual Funds on behalf of the SP OTC Fund will deliver to the Jennison Tech Fund substantially all of its assets, on the closing date. Jennison Sector Funds on behalf

31

of Jennison Tech Fund will deliver to SP OTC Fund shares of Jennison Tech Fund of a value equal to the dollar value of the net assets delivered to the Jennison Tech Fund, less the value of liabilities assumed by Jennison Tech Fund. SP OTC Fund will then distribute to its shareholders of record as of the close of business on the closing date, the Jennison Tech Fund shares in equivalent value and of equivalent class as such shareholder holds in SP OTC Fund. SP OTC Fund will subsequently terminate and dissolve and Jennison Tech Fund will be the surviving fund. The stock transfer books of the SP OTC Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the SP OTC Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the SP Mutual Funds may amend the Plan without shareholder approval. It may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the SP OTC Fund.

SP Tech Fund Plan of Reorganization

A similar plan of reorganization, the "SP Tech Plan," is being submitted at this time to the shareholders of SP Tech Fund, a different series of SP Mutual Funds. If the SP Tech Plan is approved by the shareholders of SP Tech Fund, the assets of the SP Tech Fund, subject to the liabilities of SP Tech Fund, will be transferred to Jennison Tech Fund in exchange for an equal value of shares of Jennison Tech Fund. Shareholders of SP Tech Fund will have their shares exchanged for shares of Jennison Tech Fund of equal dollar value based upon the value of their shares at the time SP Tech Fund's assets are transferred to Jennison Tech Fund. SP Tech Fund will be liquidated and Jennison Tech Fund will be the surviving fund. The reorganization under the SP Tech Plan may take place concurrently with the reorganization under the Plan. Since consummation of the SP Tech Plan affects the total assets of Jennison Tech Fund, but not its NAV, whether or not the SP Tech Plan is approved and consummated will not directly impact the shareholders of Jennison Tech Fund (including the shareholders of SP OTC Fund after consummation of the Plan), except that, if the SP Tech Plan is approved and consummated, they will benefit from a greater asset base over which fund expenses will be spread.

Expenses resulting from the Reorganization

The expenses resulting from the reorganization, including proxy solicitation costs, will be paid by the Manager or an affiliate. The portfolio securities of the SP OTC Fund will be transferred in-kind to Jennison Tech Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring. The estimated solicitation costs associated with the reorganization are $___________.

Tax Consequences of the Reorganization

The consummation of the Plan is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Plan that the Funds will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by the Jennison Tech Fund of the assets of the SP OTC Fund in exchange solely for voting shares of the Jennison Tech Fund and the assumption by the Jennison Tech Fund of the liabilities, if any, of the SP OTC Fund, followed by the distribution of the Jennison Tech Fund shares received by the SP OTC Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Jennison Tech Fund and the SP OTC Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of the SP OTC Fund will not recognize a gain or loss upon the exchange of all of their shares of the SP OTC Fund solely for shares of the Jennison Tech Fund, as described in this Prospectus/Proxy Statement and the Plan;

3.  No gain or loss will be recognized by the SP OTC Fund upon the transfer of its assets to the Jennison Tech Fund in exchange solely for voting shares of the Jennison Tech Fund and the assumption by the Jennison Tech Fund of the liabilities, if any, of the SP OTC Fund.

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  In addition, no gain or loss will be recognized by the SP OTC Fund on the distribution of such shares to the shareholders of the SP OTC Fund (in liquidation of the SP OTC Fund);

4.  No gain or loss will be recognized by the Jennison Tech Fund upon the acquisition of the assets of the SP OTC Fund in exchange solely for voting shares of the Jennison Tech Fund and the assumption of the liabilities, if any, of the SP OTC Fund;

5.  The Jennison Tech Fund's tax basis for the assets acquired from the SP OTC Fund will be the same as the tax basis of these assets when held by the SP OTC Fund immediately before the transfer, and the holding period of such assets acquired by the Jennison Tech Fund will include the holding period of such assets when held by the SP OTC Fund;

6.  The SP OTC Fund's shareholders' tax basis for the shares of the Jennison Tech Fund received by them pursuant to the reorganization will be the same as their tax basis in the SP OTC Fund shares exchanged therefor; and

7.  The holding period of the Jennison Tech Fund shares received by the shareholders of the SP OTC Fund will include the holding period of their SP OTC Fund shares exchanged therefor, provided such SP OTC Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. If the Plan is consummated but fails to qualify as a "reorganization" within the meaning of Section 368 of the Code, the transaction would be treated as a taxable sale of assets by the SP OTC Fund to the Jennison Tech Fund followed by a taxable liquidation of the SP OTC Fund and the shareholders of the SP OTC Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the SP OTC Fund and the shares of the Jennison Tech Fund received in exchange therefor. SP OTC Fund does not have any capital loss carry-forwards and, therefore, their use would not be limited as a result of the transaction. Shareholders of the SP OTC Fund should consult their tax advisers regarding the tax consequences to them of the Plan in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Plan, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Plan.

Characteristics of Jennison Tech Fund Shares

Jennison Sector Funds, of which Jennison Tech Fund is a series, was formed in Maryland on April 29, 1981. It is registered with the SEC as an open-end management investment company. Jennison Sector Funds is authorized to issue 2 billion shares of common stock, par value $  0.01 per share, divided into four series and four classes, designated Class A, Class B, Class C and Class Z shares. Jennison Tech Fund is authorized to issue up to 400 million shares of which 100,000,000 shares are designated as each of Class A, Class B, Class C and Class Z shares. Jennison Tech Fund does not currently offer Class L, Class M, Class X or New Class X shares. If the Plan is approved, Jennison Tech Fund will create Class L, Class M, Class X and New Class X share classes to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP OTC Fund who will become shareholders of Jennison Tech Fund pursuant to the Plan. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases, except for purchases through reinvestment of any dividends and distributions.

Each class of shares represents an interest in the same assets of Jennison Tech Fund and is identical in all respects except that:

•  each class is subject to different sales charges and distribution or service fees (12b-1 fees) (except for Class Z shares, which are not subject to any sales charges and distribution or service fees), which may affect net asset value, dividends and liquidation rights;

•  each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

•  each class has a different exchange privilege;

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•  Class Z shares are only available to a limited class of shareholders; and

•  Class B, Class M, Class X and New Class X shares will have a conversion feature whereby Class B, Class M, Class X and New Class X shares will automatically convert to Class A shares as follows: at the end of seven years (Class B shares), eight years (Class M shares and Class X shares) and ten years (New Class X shares), respectively, after the original purchase of shares.

Shares of Jennison Tech Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Jennison Tech Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than Class A and Class L shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class L shareholders, whose distribution expenses are lower and to Class Z shareholders, whose shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Jennison Tech Fund's prospectus.

Jennison Sector Funds, of which Jennison Tech Fund is a series, does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders, and the Investment Company Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of two-thirds of the outstanding shares of Jennison Sector Funds may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of Jennison Sector Funds' outstanding shares.

Shares of the Jennison Tech Fund that will be distributed to shareholders of the SP OTC Fund and will have the same legal characteristics as the shares of the SP OTC Fund with respect to such matters as assessibility, conversion rights, and transferability.

Capitalizations of the Funds and Capitalization after the Reorganization

The following table sets forth, as of November 30, 2004, the capitalization of shares of the SP OTC Fund, and the Jennison Tech Fund. The table also shows the unaudited pro forma projected capitalization of the Jennison Tech Fund shares as adjusted to give effect to the proposed reorganization. The capitalization of the Jennison Tech Fund is likely to be different when the Plan is consummated.

Class A

	SP OTC Fund	Jennison Tech Fund	Adjustments*	Jennison Tech Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$1,544,676	$45,559,296	N/A	$47,103,972
Total shares outstanding	564,111	6,579,670	(340,892)	6,802,889
Net asset value per share	$2.74	$6.92	N/A	$6.92

Class B

	SP OTC Fund	Jennison Tech Fund	Adjustments*	Jennison Tech Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$573,528	$77,752,079	N/A	$78,325,607
Total shares outstanding	213,984	11,698,471	(127,739)	11,784,716
Net asset value per share	$2.68	$6.65	N/A	$6.65

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Class C

	SP OTC Fund	Jennison Tech Fund	Adjustments*	Jennison Tech Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$11,731,219	$26,004,126	N/A	$37,735,345
Total shares outstanding	4,377,177	3,912,537	(2,613,084)	5,676,630
Net asset value per share	$2.68	$6.65	N/A	$6.65

Class L**

	SP OTC Fund	Jennison Tech Fund	Adjustments*	Jennison Tech Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$7,754,845	N/A	N/A	$7,754,845
Total shares outstanding	2,844,973	N/A	(1,724,331)	1,120,642
Net asset value per share	$2.73	N/A	N/A	$6.92

Class M**

	SP OTC Fund	Jennison Tech Fund	Adjustments*	Jennison Tech Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$15,771,219	N/A	N/A	$15,771,219
Total shares outstanding	5,867,933	N/A	(3,496,321)	2,371,612
Net asset value per share	$2.69	N/A	N/A	$6.65

Class X**

	SP OTC Fund	Jennison Tech Fund	Adjustments*	Jennison Tech Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$1,874,498	N/A	N/A	$1,874,498
Total shares outstanding	697,494	N/A	(415,615)	281,879
Net asset value per share	$2.69	N/A	N/A	$6.65

*  Reflects the change in shares and par value of SP OTC Fund upon conversion in Jennison Tech Fund.

**  Jennison Tech Fund does not currently offer Class L, Class M, Class X or New Class X shares. If the Plan is approved, Jennison Tech Fund will create Class L, Class M, Class X and New Class X share classes to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP OTC Fund who will become shareholders of Jennison Tech Fund. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases.

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VOTING INFORMATION

Required Vote

Only shareholders of record of the SP OTC Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were             shares of the SP OTC Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the SP OTC Fund entitled to be voted at the Meeting is required to constitute a quorum of the SP OTC Fund at the Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the SP OTC Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the Investment Company Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of SP OTC Fund represented at a meeting at which more than 50% of the outstanding voting shares of SP OTC Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of SP OTC Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of the SP OTC Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote SP OTC Fund shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The SP Mutual Funds will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, since approval of the Plan requires the affirmative vote of the lesser of 67% of the voting shares present at the Meeting or a majority of the total number of shares of SP OTC Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

Shareholders having more than one account in the SP OTC Fund generally will receive a single proxy statement and a separate proxy card for each account, including separate proxy cards. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

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If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of SP Mutual Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the SP Mutual Funds. In addition, the SP Mutual Funds has engaged Computershare Fund Services, a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $•. As the Meeting date approaches, you may receive a phone call from a representative of Computershare Fund Services if the SP Mutual Funds has not yet received your vote. Computershare Fund Services may ask you for authority, by telephone, to permit Computershare Fund Services to execute your voting instructions on your behalf.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of the Record Date, each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Percent Ownership
SP OTC Fund:
Jennison Tech Fund
[to be provided]

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the officers and directors of the SP Mutual Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of the SP OTC Fund.

ADDITIONAL INFORMATION ABOUT JENNISON SECTOR FUNDS AND THE FUNDS

The Jennison Tech Fund is a series of the Jennison Sector Funds, which is an open-end management investment company registered with the SEC under the Investment Company Act. Detailed information about Jennison Sector Funds and the Jennison Tech Fund is contained in the prospectus for Jennison Sector Funds, dated March 18, 2005, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Jennison Tech Fund is included in Jennison Sector Funds' SAI, dated March 18, 2005 which has been filed with the SEC and is incorporated by reference into the SAI relating to this Prospectus/Proxy Statement.

A copy of Jennison Sector Funds' Annual Report to Shareholders for the fiscal year ended November 30, 2004, may be obtained by calling 1-800-225-1852 or by writing to Jennison Sector Funds at Three Gateway Center, 100 Mulberry Street, Newark, NJ 07102.

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The SP Mutual Funds, on behalf of the SP OTC Fund, and Jennison Sector Funds, on behalf of the Jennison Tech Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law relating to the validity of shares of Jennison Tech Fund to be issued pursuant to the Plan will be passed upon by DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Jennison Sector Funds.

Independent Registered Public Accounting Firm

The audited financial statements of SP OTC Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Reports of SP OTC Fund for the fiscal year ending October 31, 2004.

The audited financial statements of Jennison Tech Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, whose report thereon is included in the Annual Reports of Jennison Tech Fund for the fiscal year ending November 30, 2004.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the SP OTC Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

SP Mutual Funds is not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or SP Mutual Funds' governing documents.

Pursuant to rules adopted by the SEC, a shareholder may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of SP Mutual Funds which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the SP Mutual Funds a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Directors of SP Mutual Funds intends to bring before the Meeting the matter set forth in the foregoing notice. The directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the SP Mutual Funds, by execution of a subsequent proxy, or by voting in person at the Meeting.

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EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached)

B	Prospectus for the Jennison Tech Fund, dated March 18, 2005 (enclosed)

C	Jennison Technology Fund's Annual Report to Shareholders for the fiscal year ended November 30, 2004 (enclosed)

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Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ____th day of _____, 2005, by and between Strategic Partners Mutual Funds, Inc. ("SPMF"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102, on behalf of the Strategic Partners Managed OTC Fund, a series of SPMF (the "Acquired Fund") and Prudential Sector Funds, Inc. ("JSF"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 and doing business as Jennison Sector Funds, Inc., on behalf of Prudential Technology Fund, a series of JSF doing business as Jennison Technology Fund (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds," and SPMF and JSF are referred to as the "Companies."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.01 each, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by SPMF and JSF on behalf of the Acquired Fund and the Acquiring Fund, respectively:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, SPMF on behalf of the Acquired Fund sell, assign, shall convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, and to assume substantially all of the liabilities of the Acquired Fund. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, JSF on behalf of the Acquiring Fund shall at the Closing deliver to the Acquired Fund the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that SPMF agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Acquired Fund shall distribute pro rata to its shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund stockholder receiving shares of the same Class or Classes of the Acquiring Fund as such stockholder holds of the Acquired Fund, and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of JSF relating to the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in SPMF's charter and currently effective prospectus and statement of additional information.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in SPMF's charter and currently effective prospectus and statement of additional information.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the JSF's charter and currently effective prospectus and statement of additional information.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be October 15, 2005, or such earlier or later date as determined by the parties hereto. The Closing shall take place at the principal office of JSF or at such other place as the parties may agree at SPMF on behalf of the Acquired Fund shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Fund at the Acquiring Fund's Custodian, State Street Bank and Trust Company. Also, SPMF on behalf of the Acquired Fund shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 each, of the Acquired Fund (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. JSF on behalf of the Acquiring Fund shall issue and deliver to the Secretary of SPMF at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of SPMF, or shall provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as SPMF on behalf of the Acquired Fund may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to JSF by SPMF on behalf of the Acquired Fund.

SPMF makes the following representations and warranties to JSF:

(a)  The Acquired Fund is a series of SPMF, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). SPMF is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with SPMF's charter as a separate series of SPMF.

(b)  The financial statements appearing in the SPMF Annual Report to Shareholders for the fiscal year ended October 31, 2004 (copies of which have been furnished to JSF) have been audited by KPMG LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in SPMF's Semi-Annual Report to Shareholders for the period ended April 30, 2005 (copies of which will be furnished to JSF), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  SPMF has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  SPMF on behalf of the Acquired Fund is not a party to or obligated under any provision of SPMF's charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the SAI of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by JSF, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties to SPMF by JSF on behalf of the Acquiring Fund.

JSF makes the following representations and warranties to SPMF:

(a)  The Acquiring Fund is a series of JSF, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the SDAT. JSF is duly registered under the 1940 Act, as an open-end, management Investment Company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the terms of JSF's charter as a separate series of JSF.

(b)  JSF on behalf of the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the under the charter and by-laws, no shareholder of JSF will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Annual Report to Shareholders of JSF for the fiscal year ended November 30, 2004 (copies of which have been furnished to SPMF) have been audited by KPMG LLP, and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in JSF's Semi-Annual Report to Shareholders for the period ended May 31, 2005 (copies of which will be furnished to SPMF), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  JSF has the necessary corporate power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  JSF on behalf of the Acquiring Fund is not a party to or obligated under any provision of JSF's charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the SAI of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by SPMF, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by SPMF and JSF on behalf of the Acquired Fund and the Acquiring Fund, respectively.

SPMF and JSF make the following representations and warranties about the Acquired Fund and the Acquiring Fund, respectively.

(a)  The statement of assets and liabilities to be created by each Company for the respective Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the Company's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Fund.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Fund.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Company's Board of Directors and this Plan constitutes a valid and binding obligation enforceable against the Fund in accordance with its terms.

(f)  The Company anticipates that consummation of this Plan will not cause the Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year.

7.  Intentions of each Company on behalf of its respective Fund.

(a)  Each of the Companies intends to operate the Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  SPMF intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  SPMF on behalf of the Acquired Fund intends, if the Plan is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Companies intend that, by the time of Closing, each of the Funds' Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, SPMF on behalf of the Acquired Fund intends to have available a copy of the shareholder ledger accounts, certified by SPMF's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan.

(f)  SPMF intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  JSF covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  SPMF intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  SPMF intends that it will, from time to time, as and when requested by JSF, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as JSF may deem necessary or desirable in order to vest in and confirm to Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  JSF intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  JSF intends that it will, from time to time, as and when requested by SPMF, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as SPMF may deem necessary or desirable in order to (i) vest in and confirm to Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Companies on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Companies on behalf of the Funds shall occur prior to the Closing; and (iii) the Companies shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of each Company on behalf of the Funds.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of a Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of a Fund to consummate the transactions herein contemplated.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  SPMF shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to JSF, with respect to items in this section that relate to matters of Maryland law, and (ii) Sullivan & Cromwell LLP, counsel to the Acquiring Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  JSF is a corporation duly incorporated and validly existing under the laws of the state of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus and the Acquiring Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and JSF's charter as a separate series of JSF;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by JSF, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Plan by SPMF on behalf of the Acquired Fund, is a valid and legally binding obligation of JSF on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the shares of Acquiring Fund to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $.01 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not and the performance of this Plan by JSF of its obligations hereunder will not violate any provision of JSF's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement and (d) the Transfer Agency and Service Agreement, each as defined in JSF's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by JSF, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by JSF, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  JSF has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against JSF, involving Acquiring Fund, that would be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of JSF with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of JSF.

(g)  JSF shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to SPMF, with respect to items in this section that relate to matters of Maryland law, and (ii) Shearman and Sterling LLP, counsel to the Acquired Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  SPMF is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its charter under the laws of the State of Maryland, to own all of its properties and assets and, to carry on its business as described in its current prospectus, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and SPMF's charter as a separate series of SPMF;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by SPMF on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of the Plan by JSF, on behalf of the Acquiring Fund, is a valid and legally binding obligation of SPMF and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by SPMF and the Acquired Fund to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of SPMF and the Acquired Fund;

(4)  The execution and delivery of the Plan did not and the performance of this Plan by SPMF of its obligations hereunder will not, violate any provision of SPMF's charter or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement and (d) the Transfer Agency and Service Agreement, each as defined in SPMF's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by SPMF of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against SPMF, involving Acquired Fund, that would be required to be disclosed in its registration statement on Form N-1A and is not so disclosed;

(7)  SPMF has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of SPMF with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of SPMF.

(h)  SPMF and JSF shall have received with respect to the Acquired Fund on or before the Closing Date, an opinion of Shearman & Sterling LLP, in form and substance satisfactory to SPMF and JSF, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Fund under Section 361(c)(1) of the Code as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of JSF and/or SPMF with regard to certain matters.

9.  Fees and Expenses.

(a)  Each Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by Prudential Investment LLC, or its affiliates.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company on behalf of a Fund by resolution of the Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and neither SPMF, JSF, the Acquiring Fund nor the Acquired Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Company's Board of Directors if, in the judgment of such Board of Directors, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and neither SPMF, JSF, nor any of their respective officers, directors, agents or shareholders nor any of the Funds nor their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either of the Funds or the Companies against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Companies' shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of SPMF or JSF, on behalf of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless SPMF on behalf of the Acquired Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed as original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the Funds for the enforcement of any claims arising out of or based on the obligations of the Companies or Funds hereunder, and in particular that none of the assets of the Companies other than the portfolio assets of the Funds may be resorted to for the enforcement of any claim based on the obligations of the Funds hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire plan of SPMF and JSF, on behalf of the Funds and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in writing by either Company on behalf of a Fund. This Plan shall bind and inure to the benefit of the parties and their respective sucessors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of SPMF and JSF, on behalf of the Fund corresponding to the Fund making the assignment. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant herein or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to JSF at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to SPMF at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Strategic Partners Mutual Funds, Inc., on behalf of Strategic Partners Managed OTC Fund and Prudential Sector Funds, Inc., on behalf of Prudential Technology Fund, has executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

STRATEGIC PARTNERS MUTUAL FUNDS, INC., on behalf of Strategic Partners Managed OTC Fund
Attest: By:	By:
Title:
PRUDENTIAL SECTOR FUNDS, INC., on behalf of Prudential Technology Fund
Attest: By:	By:
Title:

Exhibit B

PROSPECTUS DATED MARCH 18, 2005

The Prospectus for Jennison Sector Funds, dated March 18, 2005, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED NOVEMBER 30, 2004

The Annual Report to Shareholders for Jennison Tech Fund to shareholders for the fiscal year ended November 30, 2004, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

3	Summary

3	The Proposal

3	Shareholder Voting

4	Comparison of Important Features of the Funds

4	The Investment Objective and Strategies of the Funds

5	Comparison of Other Policies of the Funds

6	Investment Restrictions

6	Risks of Investing in the Funds

8	Federal Income Tax Considerations

8	Forms of Organization

9	Form of Ownership

9	Extraordinary Transactions

9	Shareholder Meetings

10	Board of Directors

11	Limitation on Liability of Directors and Officers

11	Indemnification of Directors, Officers, Employees and Agents

11	Liability of Shareholders

11	Termination and Dissolution

11	Management of the Funds

16	Investment Management Fees

16	Distribution Plan

17	Valuation

18	Portfolio Holdings

20	Frequent Purchases and Redemptions of Fund Shares

21	Purchases, Redemptions, Exchanges and Distributions

22	Share Class Designations

22	Fees and Expenses

22	Shareholder Fees and Operating Expenses

26	Expense Examples

28	Performance of the Funds

28	Strategic Partners Managed OTC Fund

29	Jennison Technology Fund

30	Reasons for the Reorganization

31	Information About the Reorganization

31	Closing

32	SP Tech Fund Plan of Reorganization

32	Expenses resulting from the Reorganization

32	[Tax Consequences of the Reorganization

33	Characteristics of Jennison Tech Fund Shares

34	Capitalizations of the Funds and Capitalization after the Reorganization

36	Voting Information

36	Required Vote

36	How to Vote

37	Revocation of Proxies

37	Solicitation of Voting Instructions

37	Principal Holders of Shares

37	Additional Information about Jennison Sector Funds and the Funds

38	Miscellaneous

38	Legal Matters

38	Independent Registered Public Accounting Firm

38	Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

38	Shareholder Proposals

39	Exhibits to Proxy Statement

A-1	Form of Plan of Reorganization

B-1	Prospectus for Jennison Sector Funds dated March 18, 2005

C-1	Exhibit C – Annual Report to Shareholders of Jennison Technology Fund for the fiscal year ended November 30, 2004 (enclosed)

STRATEGIC PARTNERS MANAGED OTC FUND
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.

AND

PRUDENTIAL TECHNOLOGY FUND (DOING BUSINESS AS JENNISON TECHNOLOGY FUND)
A SERIES OF PRUDENTIAL SECTOR FUNDS, INC. (DOING BUSINESS AS JENNISON SECTOR FUNDS, INC.)

GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077
(973) 367-7521

PART B

STATEMENT OF ADDITIONAL INFORMATION
DATED JUNE 30, 2005

Acquisition of the Assets of the Strategic Partners Technology Fund and Strategic Partners
Managed OTC Fund, each a series of Strategic Partners Mutual Funds, Inc.
by and in Exchange for shares of the Jennison Technology Fund

This Statement of Additional Information (“SAI”) specifically relates to the proposed reorganization between Strategic Partners Technology Fund (the “SP Tech Fund), a series of Strategic Partners Mutual Funds (“SP Mutual Funds”), and Strategic Partners Managed OTC Fund (“SP OTC Fund”), also a series of SP Mutual Funds and, Prudential Technology Fund (doing business as Jennison Technology Fund) (the “Jennison Tech Fund”), which is a series of Prudential Sector Funds, Inc. (doing business as Jennison Sector Funds, Inc.) (the “Jennison Sector Funds”).  Each reorganization is referenced herein as a “Transaction”.  The Transactions are not contingent upon each other.

This SAI is intended to supplement the information provided in the Prospectus and Proxy Statement, dated June 30, 2005

This SAI consists of this document, the pro forma financial statements for the SP Tech Fund, SP OTC Fund Transaction and the Jennison Tech Fund affect giving effect to each Transaction and the Transactions.  The Statement of Additional Information of Jennison Sector Funds, dated March 18, 2005, is incorporated by reference into this SAI and attached.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated June 30, 2005, relating to the above-referenced matters.  A free copy of each Prospectus and Proxy Statement may be obtained from Jennison Sector Funds at the address or phone number listed above.

For additional information, please refer to the SAI of Jennison Sector Funds, dated March 18, 2005 and the SAI of Strategic Partners Mutual Funds, dated February 25, 2005, which have been filed with the SEC and are incorporated herein by reference.

S-2	Attachment to SAI
F-1	Pro Forma Financial Statements for the Transactions (unaudited)
F-2	Pro Forma Portfolio of Investments for the SP Tech Fund Transaction (unaudited)
F-7	Pro Forma Statement of Assets and Liabilities for the SP Tech Fund Transaction (unaudited)
F-9	Pro Forma Statement of Operations for the SP Tech Fund Transaction (unaudited)
F-10	Notes to the Pro Forma Financial Statements for the SP Tech Fund Transaction (unaudited)
F-12	Pro Forma Portfolio of Investments for the SP OTC Fund Transaction (unaudited)
F-19	Pro Forma Statement of Assets and Liabilities for the SP OTC SP OTC Fund Transaction (unaudited)
F-21	Pro Forma Statement of Operations for the SP OTC Fund Transaction (unaudited)
F-22	Notes to the Pro Forma Financial Statements for the SP OTC Fund Transaction (unaudited)
F-24	Pro Forma Portfolio of Investments for the Transactions (unaudited)
F-30	Pro Forma Statement of Assets and Liabilities for the Transactions (unaudited)
F-32	Pro Forma Statement of Operations for the Transactions (unaudited)
F-33	Notes to the Pro Forma Financial Statements for the Transactions (unaudited)

S-1

ATTACHMENT TO SAI

The SAI for Jennison Sector Funds dated March 18, 2005, is incorporated by reference into this SAI and will be provided to shareholders requesting this SAI.

S-2

Pro Forma Financial Statements for the Transactions (unaudited)

The following tables set forth the pro forma Portfolio of Investments as of November 30, 2004 (unaudited), the pro forma Statements of Assets and Liabilities as of November 30, 2004 and the pro forma Statement of Operations for the (1) Strategic Partners Technology Fund (SP Technology Fund), as adjusted giving effect to the proposed reorganization with Jennison Technology Fund (the SP Technology Fund Transaction), (2) Strategic Partners Managed OTC Fund (OTC Fund), as adjusted giving effect to the proposed reorganization with Jennison Technology Fund (the OTC Fund Transaction) and (3) SP Technology Fund and OTC Fund, as adjusted giving effect to the proposed SP Technology Fund Transaction and the OTC Fund Transaction (collectively, the Transactions).  SP Technology Fund and OTC Fund are each a series of Strategic Partners Mutual Funds, Inc. and Jennison Technology Fund is a series of Jennison Sector Funds, Inc.

Proforma Portfolio of Investments for the SP Tech Fund Transaction

as of November 30, 2004 (unaudited)

			SP		Pro Forma Combined
	Jennison Technology Fund		Tech Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value
LONG-TERM INVESTMENTS 100.9%, 96.5%, 100.3%
COMMON STOCKS

Biotechnology 0.0%, 3.7%, 0.5%
Amgen, Inc. (a)	—	—	7,300	$438,292	7,300	$438,292
Genentech, Inc. (a)	—	—	8,200	395,650	8,200	395,650
		—		833,942		833,942

Capital Markets 2.0%, 0.0%, 1.7%
Ameritrade Holding Corp.(a)(b)	218,400	$3,042,312	—	—	218,400	3,042,312

Commercial Services & Supplies 4.7%, 5.4%, 4.8%
Automatic Data Processing, Inc.	—	—	14,200	646,526	14,200	646,526
Apollo Group, Inc. (Class ”A” Stock) (a)	—	—	7,000	557,900	7,000	557,900
CoStar Group, Inc.(a)	49,100	2,150,580	—	—	49,100	2,150,580
Monster Worldwide, Inc.(a)(b)	167,700	4,727,463	—	—	167,700	4,727,463
Paychex, Inc.	12,500	414,500	—	—	12,500	414,500
		7,292,543		1,204,426		8,496,969

Communications Equipment 11.4%, 20.1%, 12.4%
3Com Corp.(a)	384,900	1,708,956	—	—	384,900	1,708,956
ADC Telecommunications, Inc.(a)	406,100	954,335	—	—	406,100	954,335
ADTRAN, Inc.	—	—	10,500	235,305	10,500	235,305
Avaya, Inc. (a)	—	—	36,500	599,330	36,500	599,330
Cisco Systems, Inc.(a)	76,800	1,436,928	36,500	682,915	113,300	2,119,843
Comverse Technology, Inc.(a)(b)	156,300	3,324,501	12,300	261,621	168,600	3,586,122
Corning, Inc.(a)(b)	64,100	806,378	55,000	691,900	119,100	1,498,278
ECI Telecom Ltd.(a)	277,500	2,303,250	—	—	277,500	2,303,250
Juniper Networks, Inc.(a)(b)	75,500	2,078,515	22,900	630,437	98,400	2,708,952
Motorola, Inc.	—	—	33,100	637,506	33,100	637,506
QUALCOMM, Inc.	68,600	2,855,132	17,800	740,836	86,400	3,595,968
Research In Motion Ltd. (Canada)(a)(b)	25,000	2,224,250			25,000	2,224,250
		17,692,245		4,479,850		22,172,095

Computers & Peripherals 10.3%, 10.2%, 10.3%
Apple Computer, Inc.(a)(b)	55,100	3,694,455	—	—	55,100	3,694,455
Brocade Communications Systems, Inc.(a)	220,600	1,528,758	—	—	220,600	1,528,758
Dell, Inc. (a)	—	—	25,400	1,029,208	25,400	1,029,208
Diebold, Inc.(b)	71,200	3,787,840	—	—	71,200	3,787,840
EMC Corp. (a)	—	—	32,100	430,782	32,100	430,782
International Business Machines Corp.	32,000	3,015,680	—	—	32,000	3,015,680
Lexmark International, Inc.(a)(b)	16,500	1,400,850	—	—	16,500	1,400,850
Network Appliance, Inc. (a)	—	—	27,100	817,336	27,100	817,336
NCR Corp.(a)	42,900	2,562,417	—	—	42,900	2,562,417
		15,990,000		2,277,326		18,267,326

Pro Forma Portfolio of Investments for the SP Tech Fund Transaction
as of November 30, 2004
(unaudited) (continued)

			SP		Pro Forma Combined
	Jennison Technology Fund		Tech Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value
Diversified Financial Services 1.3%, 0.0%, 1.2%
Chicago Mercantile Exchange	10,600	2,074,526	—	—	10,600	2,074,526

Diversified Telecomminication Services 0.0%, 1.9%, 0.2%
Verizon Communications, Inc.	—	—	10,500	432,915	10,500	432,915

Electronic Equipment & Instruments 5.9%, 0.0%, 5.2%
Agilent Technologies, Inc.(a)	59,446	1,360,719	—	—	59,446	1,360,719
Amphenol Corp., Class A(a)	42,600	1,495,686	—	—	42,600	1,495,686
Molex, Inc.(b)	47,800	1,317,846	—	—	47,800	1,317,846
Symbol Technologies, Inc.	163,600	2,480,176	—	—	163,600	2,480,176
Trimble Navigation Ltd.(a)	82,800	2,613,996	—	—	82,800	2,613,996
		9,268,423		—		9,268,423

Healthcare Equipment & Supplies 2.6%, 3.0%, 2.6%
Given Imaging Ltd.(a)(b)	25,900	862,729	—	—	25,900	862,729
Waters Corp.(a)(b)	68,000	3,172,880	—	—	68,000	3,172,880
Zimmer Holdings, Inc. (a)	—	—	8,100	660,960	8,100	660,960
		4,035,609		660,960		4,696,569

Healthcare Providers & Services 4.7%, 0.0%, 4.1%
Cerner Corp.(a)(b)	77,200	4,069,984	—	—	77,200	4,069,984
WebMD Corp.(a)(b)	441,200	3,198,700	—	—	441,200	3,198,700
		7,268,684		—		7,268,684

Household Durables 1.1%, 0.0%, 1.0%
Harman International Industries, Inc.(b)	13,900	1,707,615	—	—	13,900	1,707,615

Internet & Catalog Retail 5.6%, 4.3%, 5.4%
Audible, Inc.(a)	60,000	1,677,600	—	—	60,000	1,677,600
eBay, Inc.(a)	42,700	4,801,615	8,600	967,070	51,300	5,768,685
IAC/InterActiveCorp(a)(b)	88,900	2,194,941	—	—	88,900	2,194,941
		8,674,156		967,070		9,641,226

Internet Software & Services 16.2%, 5.7%, 14.9%
Akamai Technologies, Inc.(a)	275,000	3,561,250	—	—	275,000	3,561,250
Ask Jeeves, Inc.(a)(b)	189,500	4,896,680	—	—	189,500	4,896,680
Equinix, Inc.(a)(b)	44,700	1,737,936	—	—	44,700	1,737,936

Pro Forma Portfolio of Investments for the SP Tech Fund Transaction
as of November 30, 2004
(unaudited) (continued)

			SP		Pro Forma Combined
	Jennison Technology Fund		Tech Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value
Google, Inc.(a)(b)	18,300	3,348,900	—	—	18,300	3,348,900
iVillage, Inc.(a)	200,000	949,000	—	—	200,000	949,000
VeriSign, Inc.(a)(b)	113,200	3,724,280	14,000	460,600	127,200	4,184,880
Yahoo!, Inc.(a)	186,100	7,001,082	21,500	808,830	207,600	7,809,912
		25,219,128		1,269,430		26,488,558

IT Services 3.3%, 2.0%, 3.1%
Accenture Ltd. (Class ”A” Stock)(Bermuda)(a)	—	—	17,400	451,356	17,400	451,356
CheckFree Corp.(a)(b)	94,600	3,504,930	—	—	94,600	3,504,930
CSG Systems International, Inc.(a)	87,600	1,591,692	—	—	87,600	1,591,692
		5,096,622		451,356		5,547,978

Media 2.8%, 0.0%, 2.5%
DreamWorks Animation SKG, Inc.(a)(b)	2,000	73,920	—	—	2,000	73,920
Sirius Satellite Radio, Inc.(a)(b)	582,600	3,868,464	—	—	582,600	3,868,464
XM Satellite Radio Holdings, Inc(a)(b)	13,400	494,594	—	—	13,400	494,594
		4,436,978		—		4,436,978

Pharmaceuticals 0.9%, 2.1%, 1.0%
Elan Corp. PLC ADR (Ireland)(a)(b)	52,100	1,375,440	—	—	52,100	1,375,440
Teva Pharmaceutical Industries Ltd. ADR (Israel)	—	—	17,500	477,400	17,500	477,400
		1,375,440		477,400		1,852,840

Semiconductors & Semiconductor Equipment 6.3%, 15.8%, 7.5%
Altera Corp.(a)(b)	66,700	1,512,756	—	—	66,700	1,512,756
Intel Corp.	70,700	1,580,145	17,900	400,065	88,600	1,980,210
Linear Technology Corp.	—	—	14,200	541,872	14,200	541,872
Marvell Technology Group Ltd. (Bermuda)(a)	68,500	2,196,110	—	—	68,500	2,196,110
Maxim Integrated Products, Inc.(b)	87,900	3,600,384	—	—	87,900	3,600,384
Microchip Technology, Inc.	—	—	19,300	543,874	19,300	543,874
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	—	—	77,401	616,886	77,401	616,886
Tessera Technologies, Inc.(a)	26,900	956,295	—	—	26,900	956,295
Texas Intruments, Inc.	—	—	13,800	333,684	13,800	333,684
United Microelectronics Corp. (a)	—	—	130,036	455,126	130,036	455,126
Xilinx, Inc.	—	—	20,100	627,522	20,100	627,522
		9,845,690		3,519,029		13,364,719

Software 19.7%, 22.3%, 20.0%
Adobe Systems, Inc.	51,800	3,137,008	11,000	666,160	62,800	3,803,168
Amdocs Ltd. PLC (United Kingdom)(a)(b)	245,100	6,335,835	24,000	620,400	269,100	6,956,235

Pro Forma Portfolio of Investments for the SP Tech Fund Transaction
as of November 30, 2004
(unaudited) (continued)

			SP		Pro Forma Combined
	Jennison Technology Fund		Tech Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value

Business Objects SA ADR(a)(b)	65,100	1,515,528	—	—	65,100	1,515,528
Check Point Software Technologies Ltd. (Israel)(a)	—	—	17,400	413,076	17,400	413,076
Cognos, Inc. (Canada)(a)	100,800	3,970,512	9,500	374,205	110,300	4,344,717
Electronic Arts, Inc.(a)(b)	53,800	2,630,820	—	—	53,800	2,630,820
Intuit, Inc.(a)(b)	72,700	3,041,768	—	—	72,700	3,041,768
Mercury Interactive Corp.(a)(b)	44,500	2,029,645	7,700	351,197	52,200	2,380,842
Microsoft Corp.	53,200	1,426,292	27,300	731,913	80,500	2,158,205
NAVTEQ Corp.(a)	22,000	949,300	—	—	22,000	949,300
Oracle Corp. (a)	—	—	33,900	429,174	33,900	429,174
Salesforce.com, Inc.(a)(b)	72,400	1,264,104	—	—	72,400	1,264,104
SAP AG ADR (Germany)	61,100	2,718,950	13,200	587,400	74,300	3,306,350
Symantec, Corp. (a)	—	—	12,500	797,625	12,500	797,625
TIBCO Software, Inc.(a)	142,100	1,634,150	—	—	142,100	1,634,150
		30,653,912		4,971,150		35,625,062

Wireless Telecommunication Services 2.1%, 0.0%, 1.9%
Alamosa Holdings, Inc.(a)(b)	150,600	1,641,540	—	—	150,600	1,641,540
Nextel Partners, Inc., (Class ”A” Stock)(a)(b)	93,300	1,687,797	—	—	93,300	1,687,797

		3,329,337		—		3,329,337

Total long-term investments (cost $132,272,018, $17,212,394, $177,112,694)		157,003,220		21,544,854		178,548,074

SHORT-TERM INVESTMENTS 44.4%, 4.3%, 39.4%

Money Market Mutual Fund 44.4%, 0.0%, 38.8%
Dryden Core Investment Fund - Taxable Money Market Series(c)	69,112,433	69,112,433	—	—	69,112,433	69,112,433

Registered Investment Companies 0.0%, 4.3%, 0.6%
BlackRock Provident Institutional Funds TempCash Portfolio (d)	—	—	959,591	959,591	959,591	959,591

Total short-term investments (cost $69,112,433, $959,591, $72,050,641)		69,112,433		959,591		70,072,024

Total Investments, Before Outstanding Options Written 145.3%, 100.8%, 139.7% (cost $201,384,451, $18,171,985, $249,163,335)		226,115,653		22,504,445		248,620,098

Pro Forma Portfolio of Investments for the SP Tech Fund Transaction
as of November 30, 2004
(unaudited) (continued)

			SP		Pro Forma Combined
	Jennison Tech Fund		Tech Fund		Jennison Technology Fund
Description	Contracts	Value	Contracts	Value	Contracts	Value

OUTSTANDING OPTIONS WRITTEN (0.8)%, 0.0%, (0.7)%

Call Options (0.8)%, 0.0%, (0.7)%
Apple Computer, Inc., expiring 01/22/05 @ $42.50	75	(191,250)	—	—	75	(191,250)
Chicago Merchantile Exchange, expiring 12/18/04 @ $155	45	(183,825)	—	—	45	(183,825)
Elan Corp. PLC, expiring 12/18/04 @ $30	131	(2,620)	—	—	131	(2,620)
Google, Inc., expiring 12/18/04 @ $120	103	(642,205)	—	—	103	(642,205)
Google, Inc., expiring 12/18/04 @ $140	23	(97,520)	—	—	23	(97,520)
Intuit, Inc., expiring 01/22/05 @ $45	34	(2,040)	—	—	34	(2,040)
Research In Motion Ltd., expiring 12/18/04 @ $75	52	(74,360)	—	—	52	(74,360)

Total outstanding options written (premium received $127,144, $0, $127,144)		(1,193,820)		—		(1,193,820)

Total Investments, Net of Outstanding Options Written 144.5%, 100.8%, 139.0% (cost $201,257,307, $18,171,985, $249,036,191)		224,921,833		22,504,445		247,426,278
Other liabilities in excess of other assets (44.5)%, (0.8)%, (39.0)%		(69,239,736)		(168,268)		(69,408,004)

Net Assets 100%		$155,682,097		$22,336,177		$178,018,274

(a)   Non-income producing security.

(b)   All or a portion of securities on loan.  Securities on loan have an aggregate market value of $65,487,512 for Jennison Technology Fund; cash collateral of $67,164,920 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(c)   Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)   Security available to institutional investors only.

ADR—American Depositary Receipt.

None of the investments are expected to be sold as a result of the SP Tech Fund Transaction.

Pro Forma Statement of Assets and Liabilities for the SP Tech Fund Transaction

as of November 30, 2004
(unaudited)

			Pro Forma Combined
	Jennison Technology Fund	SP Technology Fund	Jennison Technology Fund
Assets
Investments, at value (A) including securities on loan (C)	$226,115,653	$22,504,445	$248,620,098
Receivable for investments sold	1,108,830	—	1,108,830
Dividends receivable	205,188	88,711	293,899
Receivable for Fund shares sold	116,372	1,581	117,953
Prepaid expenses	3,179	25,849	29,028
Foreign tax reclaim receivable	223	—	223
Receivable from investment manager	—	60,091	60,091
Total assets	227,549,445	22,680,677	250,230,122

Liabilities
Payable to broker for collateral for securities on loan	67,164,920	—	67,164,920
Payable for investments purchased	1,822,973	79,725	1,902,698
Outstanding options written (B)	1,193,820	—	1,193,820
Payable to custodian	857,726	71,310	929,036
Payable for Fund shares reacquired	392,322	55,672	447,994
Accrued expenses	246,773	121,803	368,576
Management fee payable	94,549	—	94,549
Distribution fee payable	93,140	15,166	108,306
Deferred directors’ fees	1,125	824	1,949
Total liabilities	71,867,348	344,500	72,211,848

Net Assets	$155,682,097	$22,336,177	$178,018,274

Net assets were comprised of:
Common stock, at par	$230,970	$8,135	$239,105
Paid-in capital in excess of par	430,399,470	60,967,371	491,366,841
	430,630,440	60,975,506	491,605,946
Accumulated net investment loss	(1,125)	(422,335)	(423,460)
Accumulated net realized loss on investments	(298,611,744)	(42,549,454)	(341,161,198)
Net unrealized appreciation on investments	23,664,526	4,332,460	27,996,986
Net assets, November 30, 2004	$155,682,097	$22,336,177	$178,018,274

(A) Investments at cost	$201,384,451	$18,171,985	$219,556,436
(B) Premiums received for written options	$127,144	$—	$127,144
(C) Securities on loan at value	$65,487,512	$—	$65,487,512

Pro Forma Statement of Assets and Liabilities for the SP Tech Fund Transaction

as of November 30, 2004
(unaudited) (continued)

					Pro Forma Combined
	Jennison Technology Fund	SP Tech Fund	Adjustments		Jennison Technology Fund

Net Asset Value
Class A
Net assets	$45,559,296	$2,261,461			$47,820,757
Shares of beneficial interest issued and outstanding	6,579,670	805,370	(478,569	)(a)	6,906,471
Net asset value and redemption price per share	$6.92	$2.81			$6.92
Maximum sales charge (5.5% of offering price)	0.40	0.16			0.40
Maximum offering price to public*	$7.32	$2.97			$7.32

Class B
Net assets	$77,752,079	$186,144			$77,938,223
Shares of beneficial interest issued and outstanding	11,698,471	68,553	(40,561	)(a)	11,726,463
Net asset value, offering price and redemption price per share	$6.65	$2.72			$6.65

Class C
Net assets	$26,004,126	$5,538,407			$31,542,533
Shares of beneficial interest issued and outstanding	3,912,537	2,029,478	(1,196,635	)(a)	4,745,380
Net asset value, offering price and redemption price per share	$6.65	$2.73			$6.65

Class L
Net assets	$—	$4,339,294			$4,339,294
Shares of beneficial interest issued and outstanding	—	1,551,037	(923,971	)(a)	627,066
Net asset value and redemption price per share	$—	$2.80			$6.92
Maximum sales charge (5.75% of offering price)	—	0.17			0.42
Maximum offering price to public	$—	$2.97			$7.34

Class M
Net assets	$—	$8,346,899			$8,346,899
Shares of beneficial interest issued and outstanding	—	3,071,775	(1,816,602	)(a)	1,255,173
Net asset value, offering price and redemption price per share	$—	$2.72			$6.65

Class X
Net assets	$—	$1,663,972			$1,663,972
Shares of beneficial interest issued and outstanding	—	608,364	(358,143	)(a)	250,221
Net asset value, offering price and redemption price per share	$—	$2.74			$6.65

Class Z
Net assets	$6,366,596	$—			$6,366,596
Shares of beneficial interest issued and outstanding	906,340	—			906,340
Net asset value, offering price and redemption price per share	$7.02	$—			$7.02

*                                         On sales of $25,000 or more, the offering price of Class A shares is reduced.

(a)                                  Reflects the changes in shares of Strategic Partners Mutual Funds, Inc. — Technology Fund upon Conversion into Jennison Sector Funds, Inc. — Jennison Technology Fund.

Pro Forma Statement of Operations for the SP Tech Fund Transaction

For the Twelve Months Ended November 30, 2004

(unaudited)

					Pro Forma Combined
	Jennison Technology Fund	SP Tech Fund	ADJUSTMENTS		Jennison Technology Fund
Net Investment Loss
Income
Dividends	$419,398	$144,071	$—		$563,469
Interest	—	252	—		252
Income from securities loaned, net	202,371	7,265	—		209,636
Less: Foreign withholding taxes	(3,958)	(4,223)	—		(8,181)
Total income	617,811	147,365	—		765,176

Expenses
Management fee	1,214,509	234,092	(58,561	)(a)	1,390,040
Distribution fee—Class A	116,502	1,729	—		118,231
Distribution fee—Class B	809,411	593	—		810,004
Distribution fee—Class C	276,550	59,439	—		335,989
Distribution fee—Class L	—	30,394	—		30,394
Distribution fee—Class M	—	90,033	—		90,033
Distribution fee—Class X	—	16,404	—		16,404
Transfer agent’s fees and expenses	709,000	210,008	(134,008	)(b)	785,000
Administration and accounting fees	—	55,062	(55,062	)(b)	—
Custodian’s fees and expenses	154,000	23,272	(7,272	)(b)	170,000
Registration fees	45,000	48,393	(43,393	)(b)	50,000
Audit and Legal fees	18,000	34,130	(24,130	)(b)	28,000
Directors’ fees	11,000	11,429	(10,429	)(b)	12,000
Interest expense	—	—	—		—
Miscellaneous	9,302	48,600	(19,524	)(b)	38,378
Total expenses	3,363,274	863,578	(352,379)		3,874,473
Less: Advisory fee waivers and expense reimbursements	—	(337,257)	337,257	(c)	—
Net expenses	3,363,274	526,321	(15,122)		3,874,473

Net investment loss	(2,745,463)	(378,956)	15,122		(3,109,297)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	5,631,572	1,406,889	—		7,038,461
Futures	—	—	—		—
Written options transactions	38,622	3,231	—		41,853
Foreign currency transactions	—	(1,138)	—		(1,138)
	5,670,194	1,408,982	—		7,079,176

Net change in unrealized appreciation/depreciation on:
Investments	(28,196)	(1,669,669)	—		(1,697,865)
Futures	—	—	—		—
Written options	(1,069,777)	—	—		(1,069,777)
Foreign currency	—	—	—		—
	(1,097,973)	(1,669,669)	—		(2,767,642)
Net gain (loss) on investments	4,572,221	(260,687)	—		4,311,534
Net Increase (Decrease) In Net Assets Resulting From Operations	$1,826,758	$(639,643)	$15,122		$1,202,237

(a)           Reflects adjustments to advisory fees and distribution fees based on the surviving Fund’s fee schedule.

(b)           Reflects the elimination of duplicate services or fees.

(c)           Reflects the elimination of advisory fee waivers and expense reimbursements.

Notes to Pro-Forma Financial Statements for the SP Technology Fund Transaction

(unaudited)

1.              Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at November 30, 2004 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended November 30, 2004, reflect the accounts of Jennison Technology Fund and Strategic Partners Technology Fund, each a “Fund.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Strategic Partners Technology Fund in exchange for shares in Jennison Technology Fund.  The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.              Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, L, M, and X shares of Jennison Technology Fund, which would have been issued on November 30, 2004, in connection with the proposed reorganization.  Shareholders of Strategic Partners Technology Fund would become shareholders of Jennison Technology Fund, receiving shares of Jennison Technology Fund equal to the value of their holdings in Strategic Partners Technology Fund. The amount of additional shares assumed to be issued has been calculated based on the November 30, 2004 total net assets of Strategic Partners Technology Fund and the net asset value per share of Jennison Technology Fund, as follows:

Jennison Technology Fund Additional Total Shares Issued		SP Technology Fund Net Assets 11/30/04	Jennison Technology Fund Net Asset Value Per Share 11/30/04
Class A	326,801	$2,261,461	$6.92
Class B	27,992	$186,144	$6.65
Class C	832,843	$5,538,407	$6.65
Class L	627,066	$4,339,294	$6.92
Class M	1,255,173	$8,346,899	$6.65
Class X	250,221	$1,663,972	$6.65

3.            Pro Forma Operations – The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Jennison Technology Fund at the combined level of average net assets for the year ended November 30, 2004.

4.              Security Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the co-managers, in consultation with the subadviser; believe the primary market to be over-the-counter are valued by an independent agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with procedures approved by the Board of Directors. Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.  The Funds valuation policies are substantially identical and there are no differences in the terms of how each Fund values its portfolio securities.

5.              Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

6.              Taxes – For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Strategic Partners Technology Fund had a capital loss carry forward of $41,918,718 and Jennison Technology Fund had a capital loss carry forward of approximately $298,212,000 as of October 31, 2004 and November 30, 2004, respectively. The future utilization of the acquired or the Jennison Technology Fund capital loss carry forwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Pro forma Portfolio of Investments for the OTC Fund Transaction as of November 30, 2004

(unaudited)

					Pro Forma Combined
	Jennison Technology Fund		OTC Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value

LONG-TERM INVESTMENTS 100.9%, 91.1%, 98.9%
COMMON STOCKS

Advertising 0.0%, 0.2%, 0.0%
Lamar Advertising Co. (a)	—	—	2,369	$93,433	2,369	$93,433

Airlines 0.0%, 0.2%, 0.0%
Ryanair Holdings PLC (a)	—	—	1,751	68,552	1,751	68,552

Biotechnology 0.0%, 8.1%, 1.6%
Amgen, Inc. (a)	—	—	16,583	995,644	16,583	995,644
Biogen Idec, Inc.	—	—	10,403	610,448	10,403	610,448
Cephalon, Inc. (a)	—	—	1,442	68,538	1,442	68,538
Chiron Corp. (a)	—	—	7,416	241,539	7,416	241,539
Genzyme Corp. (a)	—	—	8,034	449,984	8,034	449,984
Gilead Sciences, Inc.	—	—	11,948	411,728	11,948	411,728
Invitrogen, Corp. (a)	—	—	1,442	87,241	1,442	87,241
Medimmune, Inc. (a)	—	—	7,519	200,005	7,519	200,005
Millennium Pharmaceuticals, Inc. (a)	—	—	9,373	118,287	9,373	118,287

		—		3,183,414		3,183,414

Capital Markets 2.0%, 0.0%, 1.6%
Ameritrade Holding Corp.(a)(b)	218,400	$3,042,312	—	—	218,400	3,042,312

Chemicals 0.0%, 0.3%, 0.1%
Sigma Adrich Corp.	—	—	1,854	110,739	1,854	110,739

Commercial Services & Supplies 4.7%, 2.4%, 4.2%
Apollo Group, Inc. (Class “A” Stock) (a)	—	—	5,356	426,873	5,356	426,873
Career Education Corp. (a)	—	—	2,884	112,188	2,884	112,188
CoStar Group, Inc.(a)	49,100	2,150,580	—	—	49,100	2,150,580
First Health Group Corp. (a)	—	—	2,678	47,722	2,678	47,722
Monster Worldwide, Inc.(a)(b)	167,700	4,727,463	—	—	167,700	4,727,463
Paychex, Inc.	12,500	414,500	10,094	334,717	22,594	749,217

		7,292,543		921,500		8,214,043

Communications Equipment 11.4%, 11.7%, 11.4%
3Com Corp.(a)	384,900	1,708,956	—	—	384,900	1,708,956
ADC Telecommunications, Inc.(a)	406,100	954,335	—	—	406,100	954,335
Cisco Systems, Inc.(a)	76,800	1,436,928	67,980	1,271,906	144,780	2,708,834
Comverse Technology, Inc.(a)(b)	156,300	3,324,501	5,768	122,685	162,068	3,447,186
Corning, Inc.(a)(b)	64,100	806,378	—	—	64,100	806,378
ECI Telecom Ltd.(a)	277,500	2,303,250	—	—	277,500	2,303,250
JDS Uniphase Corp. (a)	—	—	46,041	145,950	46,041	145,950
Juniper Networks, Inc.(a)(b)	75,500	2,078,515	9,888	272,217	85,388	2,350,732
QUALCOMM, Inc.	68,600	2,855,132	55,311	2,302,045	123,911	5,157,177

Pro Forma Portfolio of Investments for the OTC Fund Transaction

as of November 30, 2004

(unaudited) (continued)

					Pro Forma Combined
	Jennison Technology Fund		OTC Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value

Research In Motion Ltd. (Canada)(a)(b)	25,000	2,224,250	5,253	467,359	30,253	2,691,609

		17,692,245		4,582,162		22,274,407

Computers & Peripherals 10.3%, 7.1%, 9.6%
Apple Computer, Inc.(a)(b)	55,100	3,694,455	15,244	1,022,110	70,344	4,716,565
Brocade Communications Systems, Inc.(a)	220,600	1,528,758	—	—	220,600	1,528,758
Dell, Inc. (a)	—	—	25,853	1,047,564	25,853	1,047,564
Diebold, Inc.(b)	71,200	3,787,840	—	—	71,200	3,787,840
International Business Machines Corp.	32,000	3,015,680	—	—	32,000	3,015,680
Lexmark International, Inc.(a)(b)	16,500	1,400,850	—	—	16,500	1,400,850
Network Appliance, Inc. (a)	—	—	10,506	316,861	10,506	316,861
NCR Corp.(a)	42,900	2,562,417	—	—	42,900	2,562,417
Sandisk Corp. (a)	—	—	4,223	95,355	4,223	95,355
Sun Microsystems, Inc. (a)	—	—	40,891	226,945	40,891	226,945
Synopsys Inc. (a)	—	—	4,017	70,820	4,017	70,820

		15,990,000		2,779,655		18,769,655

Distribution/Wholesale 0.0%, 0.7%, 0.1%
CDW Corp.	—	—	2,472	162,459	2,472	162,459
Fastenal Co.	—	—	2,060	125,990	2,060	125,990

		—		288,449		288,449

Diversified Financial Services 1.3%, 0.0%, 1.1%
Chicago Mercantile Exchange	10,600	2,074,526	—	—	10,600	2,074,526

Electronic Equipment & Instruments 5.9%, 0.5%, 4.9%
Agilent Technologies, Inc.(a)	59,446	1,360,719	—	—	59,446	1,360,719
American Power Conversion Corp.	—	—	5,665	119,758	5,665	119,758
Amphenol Corp., Class A(a)	42,600	1,495,686	—	—	42,600	1,495,686
Molex, Inc.(b)	47,800	1,317,846	2,781	76,672	50,581	1,394,518
Symbol Technologies, Inc.	163,600	2,480,176	—	—	163,600	2,480,176
Trimble Navigation Ltd.(a)	82,800	2,613,996	—	—	82,800	2,613,996

		9,268,423		196,430		9,464,853

Electronics 0.0%, 1.6%, 0.3%
Flextronics International Ltd. (a)	—	—	16,995	243,879	16,995	243,879
Garmin Ltd.	—	—	2,781	161,910	2,781	161,910
Gentex Corp.	—	—	2,266	73,237	2,266	73,237
Sanmina Corp. (a)	—	—	15,656	138,242	15,656	138,242

		—		617,268		617,268

Pro Forma Portfolio of Investments for the OTC Fund Transaction

as of November 30, 2004

(unaudited) (continued)

					Pro Forma Combined
	Jennison Technology Fund		OTC Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value

Food & Staples Retailing 0.0%, 1.2%, 0.3%
Costco Wholesale, Inc.	—	—	6,798	330,383	6,798	330,383
Whole Foods Market, Inc.	—	—	1,751	158,938	1,751	158,938

		—		489,321		489,321

Healthcare Equipment & Supplies 2.6%, 1.7%, 2.4%
Biomet, Inc.	—	—	9,682	463,478	9,682	463,478
DENTSPLY International, Inc.	—	—	2,163	113,795	2,163	113,795
Given Imaging Ltd.(a)(b)	25,900	862,729	—	—	25,900	862,729
Henry Schein, Inc. (a)	—	—	1,133	73,849	1,133	73,849
Waters Corp.(a)(b)	68,000	3,172,880	—	—	68,000	3,172,880

		4,035,609		651,122		4,686,731

Healthcare Providers & Services 4.7%, 0.3%, 3.8%
Cerner Corp.(a)(b)	77,200	4,069,984	—	—	77,200	4,069,984
Lincare Holdings, Inc. (a)	—	—	2,678	103,344	2,678	103,344
WebMD Corp.(a)(b)	441,200	3,198,700	—	—	441,200	3,198,700

		7,268,684		103,344		7,372,028

Hotels Restaurants & Leisure 0.0%, 2.2%, 0.4%
Starbucks Corp. (a)	—	—	15,553	875,011	15,553	875,011

Household Durables 1.1%, 0.0%, 0.9%
Harman International Industries, Inc.(b)	13,900	1,707,615	—	—	13,900	1,707,615

Internet & Catalog Retail 5.6%, 6.0%, 5.7%
Amazon.com, Inc. (a)	—	—	7,622	302,441	7,622	302,441
Audible, Inc.(a)	60,000	1,677,600	—	—	60,000	1,677,600
eBay, Inc.(a)	42,700	4,801,615	13,905	1,563,617	56,605	6,365,232
IAC/InterActiveCorp(a)(b)	88,900	2,194,941	20,291	500,985	109,191	2,695,926

		8,674,156		2,367,043		11,041,199

Internet Software & Services 16.2%, 2.3%, 13.4%
Akamai Technologies, Inc.(a)	275,000	3,561,250	—	—	275,000	3,561,250
Ask Jeeves, Inc.(a)(b)	189,500	4,896,680	—	—	189,500	4,896,680
Equinix, Inc.(a)(b)	44,700	1,737,936	—	—	44,700	1,737,936
Google, Inc.(a)(b)	18,300	3,348,900	—	—	18,300	3,348,900
iVillage, Inc.(a)	200,000	949,000	—	—	200,000	949,000
VeriSign, Inc.(a)(b)	113,200	3,724,280	6,798	223,654	119,998	3,947,934
Yahoo!, Inc.(a)	186,100	7,001,082	18,437	693,600	204,537	7,694,682

		25,219,128		917,254		26,136,382

Pro Forma Portfolio of Investments for the OTC Fund Transaction

as of November 30, 2004

(unaudited) (continued)

					Pro Forma Combined
	Jennison Technology Fund		OTC Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value

IT Services 3.3%, 0.7%, 2.8%
CheckFree Corp.(a)(b)	94,600	3,504,930	—	—	94,600	3,504,930
CSG Systems International, Inc.(a)	87,600	1,591,692	—	—	87,600	1,591,692
Fiserv, Inc. (a)	—	—	6,901	265,758	6,901	265,758

		5,096,622		265,758		5,362,380

Machinery 0.0%, 1.1%, 0.2%
PACCAR, Inc.	—	—	5,459	426,348	5,459	426,348

Media 2.8%, 2.6%, 2.8%
Comcast Corp. (Class “A” Stock) (a)	—	—	26,780	804,471	26,780	804,471
DreamWorks Animation SKG, Inc.(a)(b)	2,000	73,920	—	—	2,000	73,920
EchoStar Communications Corp. (Class “A” Stock)	—	—	6,283	206,020	6,283	206,020
Sirius Satellite Radio, Inc.(a)(b)	582,600	3,868,464	—	—	582,600	3,868,464
XM Satellite Radio Holdings, Inc(a)(b)	13,400	494,594	—	—	13,400	494,594

		4,436,978		1,010,491		5,447,469

Medical Supplies & Equipment 0.0%, 0.4%, 0.1%
Patterson Companies, Inc. (a)	—	—	3,708	151,509	3,708	151,509

Oil & Gas 0.0%, 0.2%, 0.0%
Patterson UTI Energy, Inc.	—	—	4,841	96,820	4,841	96,820

Packaging & Containers 0.0%, 0.3%, 0.1%
Smurfit-Stone Container Corp. (a)	—	—	7,004	125,792	7,004	125,792

Pharmaceuticals 0.9%, 1.2%, 1.0%
Elan Corp. PLC ADR (Ireland)(a)(b)	52,100	1,375,440	—	—	52,100	1,375,440
Express Scrips, Inc.	—	—	1,957	140,826	1,957	140,826
Teva Pharmaceutical Industries Ltd. ADR (Israel)	—	—	12,669	345,610	12,669	345,610

		1,375,440		486,436		1,861,876

Retail 0.0%, 0.9%, 0.2%
Dollar Tree Stores, Inc. (a)	—	—	3,090	85,995	3,090	85,995
Kmart Holding Corp. (a)	—	—	2,678	275,379	2,678	275,379

		—		361,374		361,374

Semiconductors & Semiconductor Equipment 6.3%, 12.8%, 7.6%
Altera Corp.(a)(b)	66,700	1,512,756	14,729	334,054	81,429	1,846,810
Applied Materials, Inc. (a)	—	—	24,720	411,341	24,720	411,341
ATI Technologies, Inc. (a)	—	—	6,798	131,881	6,798	131,881

Pro Forma Portfolio of Investments for the OTC Fund Transaction

as of November 30, 2004

(unaudited) (continued)

					Pro Forma Combined
	Jennison Technology Fund		OTC Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value

Broadcom Corp. (Class “A” Stock) (a)	—	—	6,695	217,721	6,695	217,721
Intel Corp.	70,700	1,580,145	63,242	1,413,459	133,942	2,993,604
Intersil Corp. (Class “A” Stock)	—	—	4,326	69,649	4,326	69,649
KLA-Tencor Corp. (a)	—	—	6,695	301,677	6,695	301,677
Lam Research Corp. (a)	—	—	3,914	101,803	3,914	101,803
Linear Technology Corp.	—	—	11,536	440,214	11,536	440,214
Marvell Technology Group Ltd. (Bermuda)(a)	68,500	2,196,110	7,107	227,850	75,607	2,423,960
Maxim Integrated Products, Inc.(b)	87,900	3,600,384	12,772	523,141	100,672	4,123,525
Microchip Technology, Inc.	—	—	4,841	136,419	4,841	136,419
Novellus System, Inc. (a)	—	—	4,120	110,993	4,120	110,993
NVIDIA Corp. (a)	—	—	5,047	96,549	5,047	96,549
Qlogic Corp. (a)	—	—	2,678	92,096	2,678	92,096
Tessera Technologies, Inc.(a)	26,900	956,295	—	—	26,900	956,295
Xilinx, Inc.	—	—	12,978	405,173	12,978	405,173

		9,845,690		5,014,020		14,859,710

Software 19.7%, 17.3%, 19.2%
Adobe Systems, Inc.	51,800	3,137,008	6,592	399,212	58,392	3,536,220
Amdocs Ltd. PLC (United Kingdom)(a)(b)	245,100	6,335,835	—	—	245,100	6,335,835
BEA Systems, Inc. (a)	—	—	10,609	85,721	10,609	85,721
Business Objects SA ADR(a)(b)	65,100	1,515,528	—	—	65,100	1,515,528
Check Point Software Technologies Ltd. (Israel)(a)	—	—	7,210	171,165	7,210	171,165
Citrix Systems, Inc. (a)	—	—	5,665	133,751	5,665	133,751
Cognos, Inc. (Canada)(a)	100,800	3,970,512	—	—	100,800	3,970,512
Compuware Corp. (a)	—	—	6,695	38,630	6,695	38,630
Electronic Arts, Inc.(a)(b)	53,800	2,630,820	8,652	423,083	62,452	3,053,903
Intuit, Inc.(a)(b)	72,700	3,041,768	6,798	284,428	79,498	3,326,196
Mercury Interactive Corp.(a)(b)	44,500	2,029,645	2,575	117,446	47,075	2,147,091
Microsoft Corp.	53,200	1,426,292	105,369	2,824,942	158,569	4,251,234
NAVTEQ Corp.(a)	22,000	949,300	—	—	22,000	949,300
Oracle Corp. (a)	—	—	60,667	768,044	60,667	768,044
PeopleSoft Inc. (a)	—	—	14,626	345,320	14,626	345,320
Pixar, Inc. (a)	—	—	1,648	149,424	1,648	149,424
Salesforce.com, Inc.(a)(b)	72,400	1,264,104	—	—	72,400	1,264,104
SAP AG ADR (Germany)	61,100	2,718,950	—	—	61,100	2,718,950
Siebel Systems, Inc. (a)	—	—	16,686	168,195	16,686	168,195
Symantec, Corp. (a)	—	—	9,270	591,519	9,270	591,519
TIBCO Software, Inc.(a)	142,100	1,634,150	—	—	142,100	1,634,150
Veritas Software Corp. (a)	—	—	12,463	272,940	12,463	272,940

		30,653,912		6,773,820		37,427,732

Specialty Retail 0.0%, 2.6%, 0.5%
Bed, Bath & Beyond, Inc. (a)	—	—	11,433	456,497	11,433	456,497
Pet Smart, Inc.	—	—	4,017	137,663	4,017	137,663
Ross Stores, Inc.	—	—	4,120	110,828	4,120	110,828
Staples, Inc.	—	—	9,373	299,092	9,373	299,092

		—		1,004,080		1,004,080

Pro Forma Portfolio of Investments for the OTC Fund Transaction

as of November 30, 2004

(unaudited) (continued)

					Pro Forma Combined
	Jennison Technology Fund		OTC Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value

Telecommunications 0.0%, 0.3%, 0.1%
Level 3 Communications, Inc. (a)	—	—	18,952	65,384	18,952	65,384
Tellabs, Inc. (a)	—	—	6,695	57,242	6,695	57,242

		—		122,626		122,626

Textiles 0.0%, 0.7%, 0.1%
Cintas Corp.	—	—	5,768	257,945	5,768	257,945

Transportation 0.0%, 0.7%, 0.1%
C. H. Robinson Worldwide, Inc.	—	—	2,369	127,334	2,369	127,334
Expeditors International of Washington, Inc.	—	—	2,884	153,602	2,884	153,602

		—		280,936		280,936

Wireless Telecommunication Services 2.1%, 2.8%, 2.3%
Alamosa Holdings, Inc.(a)(b)	150,600	1,641,540	—	—	150,600	1,641,540
Nextel Partners, Inc., (Class “A” Stock)(a)(b)	93,300	1,687,797	39,140	1,113,924	132,440	2,801,721

		3,329,337		1,113,924		4,443,261

Total long-term investments (cost $132,272,018, $27,628,282, $177,112,694)		157,003,220		35,736,576		192,739,796

SHORT-TERM INVESTMENTS 44.4%, 5.0%, 36.4%

Money Market Mutual Fund 44.4%, 0.0%, 35.4%
Dryden Core Investment Fund - Taxable Money Market Series(c)	69,112,433	69,112,433	—	—	69,112,433	69,112,433

Registered Investment Companies 0.0%, 5.0%, 1.0%
BlackRock Provident Institutional Funds TempCash Portfolio (d)	—	—	989,309	989,309	989,309	989,309
BlackRock Provident Institutional Funds TempFund Portfolio (d)	—	—	989,308	989,308	989,308	989,308

		—		1,978,617		1,978,617

Total short-term investments (cost $69,112,433, $1,978,617, $72,050,641)		69,112,433		1,978,617		71,091,050

Pro Forma Portfolio of Investments for the OTC Fund Transaction

as of November 30, 2004

(unaudited) (continued)

					Pro Forma Combined
	Jennison Technology Fund		OTC Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value

Total Investments, Before Outstanding Options Written 145.3%, 96.1%, 135.3% (cost $201,384,451, $29,606,899, $249,163,335)		226,115,653		37,715,193		263,830,846

	Contracts		Contracts		Contracts
OUTSTANDING OPTIONS WRITTEN (0.8)%, 0.0%, (0.6)%

Call Options (0.8)%, 0.0%, (0.6)%
Apple Computer, Inc., expiring 01/22/05 @ $42.50	75	(191,250)	—	—	75	(191,250)
Chicago Mercantile Exchange, expiring 12/18/04 @ $155	45	(183,825)	—	—	45	(183,825)
Elan Corp. PLC, expiring 12/18/04 @ $30	131	(2,620)	—	—	131	(2,620)
Google, Inc., expiring 12/18/04 @ $120	103	(642,205)	—	—	103	(642,205)
Google, Inc., expiring 12/18/04 @ $140	23	(97,520)	—	—	23	(97,520)
Intuit, Inc., expiring 01/22/05 @ $45	34	(2,040)	—	—	34	(2,040)
Research In Motion Ltd., expiring 12/18/04 @ $75	52	(74,360)	—	—	52	(74,360)

Total outstanding options written (premium received $127,144, $0, $127,144)		(1,193,820)		—		(1,193,820)

Total Investments, Net of Outstanding Options Written 144.5%, 96.1%, 134.7% (cost $201,257,307, $29,606,899, $249,036,191)		224,921,833		37,715,193		262,637,026
Other assets (liabilities) in excess of other liabilities (assets) (44.5)%, 3.9%, (34.7)%		(69,239,736)		1,534,792		(67,704,944)

Net Assets 100%		$155,682,097		$39,249,985		$194,932,082

(a)  Non-income producing security.

(b) All or a portion of securities on loan.  Securities on loan have an aggregate market value of $65,487,512 for Jennison Technology Fund; cash collateral of $67,164,920 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(c)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)  Security available to institutional investors only.

(e)  Open futures contracts as of November 30, 2004 for Strategic Partners Managed OTC Fund were as follows:

Number of Contracts	Type	Expiration	Value at Trade Date	Value at 11/30/2004	Unrealized Appreciation
Long Position:
80	NASDAQ 100 Index Futures	Dec 04	$11,370,010	$12,584,000	$1,213,990
24	NASDAQ Mini 20 Index Futures	Dec 04	$664,909	$755,040	$90,131
					$1,304,121

ADR—American Depositary Receipt.

None of the investments are expected to be sold as a result of the OTC Fund Transaction.

Pro Forma Statement of Assets and Liabilities for the OTC Fund Transaction

as of November 30, 2004

(unaudited)

			PROFORMA
	Jennison		Jennison
	Technology Fund	OTC Fund	Technology Fund
Assets
Investments, at value (A) including securities on loan (C)	$226,115,653	$37,715,193	$263,830,846
Cash	—	1,336,108	1,336,108
Receivable for investments sold	1,108,830	—	1,108,830
Dividends receivable	205,188	335,385	540,573
Receivable for Fund shares sold	116,372	20,969	137,341
Prepaid expenses	3,179	28,118	31,297
Foreign tax reclaim receivable	223	—	223
Receivable from investment manager	—	73,089	73,089
Total assets	227,549,445	39,508,862	267,058,307

Liabilities
Payable to broker for collateral for securities on loan	67,164,920	—	67,164,920
Payable for investments purchased	1,822,973	—	1,822,973
Outstanding options written (B)	1,193,820	—	1,193,820
Payable to custodian	857,726	—	857,726
Payable for Fund shares reacquired	392,322	44,962	437,284
Accrued expenses	246,773	147,385	394,158
Management fee payable	94,549	—	94,549
Distribution fee payable	93,140	27,481	120,621
Payable to broker - variation margin	—	38,160	38,160
Deferred directors’ fees	1,125	889	2,014
Total liabilities	71,867,348	258,877	72,126,225

Net Assets	$155,682,097	$39,249,985	$194,932,082

Net assets were comprised of:
Common stock, at par	$230,970	$14,564	$245,534
Paid-in capital in excess of par	430,399,470	73,923,366	504,322,836
	430,630,440	73,937,930	504,568,370
Accumulated net investment loss	(1,125)	(486,039)	(487,164)
Accumulated net realized loss on investments	(298,611,744)	(43,614,325)	(342,226,069)
Net unrealized appreciation on investments	23,664,526	9,412,419	33,076,945
Net assets, November 30, 2004	$155,682,097	$39,249,985	$194,932,082

(A) Investments at cost	$201,384,451	$29,606,899	$230,991,350
(B) Premiums received for written options	$127,144	$—	$127,144
(C) Securities on loan at value	$65,487,512	$—	$65,487,512

Pro Forma Statement of Assets and Liabilities for the OTC Fund Transaction

as of November 30, 2004

(unaudited) (continued)

					Pro Forma Combined
	Jennison				Jennison
	Technology Fund	OTC Fund	Adjustments		Technology Fund
Net Asset Value
Class A
Net assets	$45,559,296	$1,544,676			$47,103,972
Shares of beneficial interest issued and outstanding	6,579,670	564,111	(340,892	)(a)	6,802,889
Net asset value and redemption price per share	$6.92	$2.74			$6.92
Maximum sales charge (5.5% of offering price)	0.40	0.16			0.40
Maximum offering price to public*	$7.32	$2.90			$7.32

Class B
Net assets	$77,752,079	$573,528			$78,325,607
Shares of beneficial interest issued and outstanding	11,698,471	213,984	(127,739	)(a)	11,784,716
Net asset value, offering price and redemption price per share	$6.65	$2.68			$6.65

Class C
Net assets	$26,004,126	$11,731,219			$37,735,345
Shares of beneficial interest issued and outstanding	3,912,537	4,377,177	(2,613,084	)(a)	5,676,630
Net asset value, offering price and redemption price per share	$6.65	$2.68			$6.65

Class L
Net assets	$—	$7,754,845			$7,754,845
Shares of beneficial interest issued and outstanding	—	2,844,973	(1,724,331	)(a)	1,120,642
Net asset value and redemption price per share	$—	$2.73			$6.92
Maximum sales charge (5.75% of offering price)	—	0.17			0.42
Maximum offering price to public	$—	$2.90			$7.34

Class M
Net assets	$—	$15,771,219			$15,771,219
Shares of beneficial interest issued and outstanding	—	5,867,933	(3,496,321	)(a)	2,371,612
Net asset value, offering price and redemption price per share	$—	$2.69			$6.65

Class X
Net assets	$—	$1,874,498			$1,874,498
Shares of beneficial interest issued and outstanding	—	697,494	(415,615	)(a)	281,879
Net asset value, offering price and redemption price per share	$—	$2.69			$6.65

Class Z
Net assets	$6,366,596	$—			$6,366,596
Shares of beneficial interest issued and outstanding	906,340	—			906,340
Net asset value, offering price and redemption price per share	$7.02	$—			$7.02

*                                         On sales of $25,000 or more, the offering price of Class A shares is reduced.

(a)                                  Reflects the change in shares of Strategic Partners Mutual Funds, Inc. — Managed OTC Fund upon conversion into Jennison Sector Funds, Inc. — Jennison Technology Fund.

Pro Forma Statement of Operations for the OTC Fund Transaction

For the Twelve Months Ended November 30, 2004

(unaudited)

					Pro Forma Combined
	Jennison				Jennison
	Technology Fund	OTC Fund	ADJUSTMENTS		Technology Fund
Net Investment Loss
Income
Dividends	$419,398	$424,986	$—		$844,384
Interest	—	68	—		68
Income from securities loaned, net	202,371	11,346	—		213,717
Less: Foreign withholding taxes	(3,958)	(412)	—		(4,370)
Total income	617,811	435,988	—		1,053,799

Expenses
Management fee	1,214,509	342,740	(40,387	)(a)	1,516,862
Distribution fee—Class A	116,502	1,349	—		117,851
Distribution fee—Class B	809,411	1,664	—		811,075
Distribution fee—Class C	276,550	121,830	—		398,380
Distribution fee—Class L	—	44,159	—		44,159
Distribution fee—Class M	—	166,889	—		166,889
Distribution fee—Class X	—	19,170	—		19,170
Transfer agent’s fees and expenses	709,000	279,365	(138,365	)(b)	850,000
Administration and accounting fees	—	52,806	(52,806	)(b)	—
Custodian’s fees and expenses	154,000	13,757	17,243	)(b)	185,000
Registration fees	45,000	49,401	(40,401	)(b)	54,000
Audit and Legal fees	18,000	39,669	(25,669	)(b)	32,000
Directors’ fees	11,000	9,465	(7,465	)(b)	13,000
Interest expense	—	102	(102	)(b)	—
Miscellaneous	9,302	35,353	(3,500	)(b)	41,155
Total expenses	3,363,274	1,177,719	(291,452)		4,249,541
Less: Advisory fee waivers and expense reimbursements	—	(318,526)	318,526	(c)	—
Net expenses	3,363,274	859,193	27,074		4,249,541

Net investment loss	(2,745,463)	(423,205)	(27,074)		(3,195,742)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	5,631,572	(2,524,434)	—		3,107,138
Futures	—	218,069	—		218,069
Written options transactions	38,622	—	—		38,622
Foreign currency transactions	—	—	—		—
	5,670,194	(2,306,365)	—		3,363,829

Net change in unrealized appreciation/depreciation on:
Investments	(28,196)	5,245,854	—		5,217,658
Futures	—	630,310	—		630,310
Written options	(1,069,777)	—	—		(1,069,777)
Foreign currency	—	—	—		—
	(1,097,973)	5,876,164	—		4,778,191
Net gain (loss) on investments	4,572,221	3,569,799	—		8,142,020
Net Increase (Decrease) In Net Assets Resulting From Operations	$1,826,758	$3,146,594	$(27,074)		$4,946,278

(a) Reflects adjustments to advisory fees and distribution fees based on the surviving Fund’s fee schedule.

(b) Reflects the elimination of duplicate services or fees.

(c) Reflects the elimination of advisory fee waivers and expense reimbursements.

Notes to Pro-Forma Financial Statements for the OTC Fund Transaction

(unaudited)

1.              Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at November 30, 2004 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended November 30, 2004, reflect the accounts of Jennison Technology Fund and Strategic Partners Managed OTC Fund, each a “Fund.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Strategic Partners Managed OTC Fund in exchange for shares in Jennison Technology Fund.  The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.              Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, L, M, and X shares of Jennison Technology Fund, which would have been issued on November 30, 2004, in connection with the proposed reorganization.  Shareholders of Strategic Partners Managed OTC Fund would become shareholders of Jennison Technology Fund, receiving shares of Jennison Technology Fund equal to the value of their holdings in Strategic Partners Managed OTC Fund. The amount of additional shares assumed to be issued has been calculated based on the November 30, 2004 total net assets of Strategic Partners Managed OTC Fund and the net asset value per share of Jennison Technology Fund, as follows:

Jennison Technology Fund Additional Total Shares Issued		OTC Fund Net Assets 11/30/04	Jennison Technology Fund Net Asset Value Per Share 11/30/04
Class A	223,219	$1,544,676	$6.92
Class B	86,245	$573,528	$6.65
Class C	1,764,093	$11,731,219	$6.65
Class L	1,120,642	$7,754,845	$6.92
Class M	2,371,612	$15,771,219	$6.65
Class X	281,879	$1,874,498	$6.65

3.            Pro Forma Operations – The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Jennison Technology Fund at the combined level of average net assets for the year ended November 30, 2004.

4.              Security Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the co-managers, in consultation with the subadviser; believe the primary market to be over-the-counter are valued by an independent agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with procedures approved by the Board of Directors. Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

The Funds valuation policies are substantially identical and there are no differences in the terms of how each Fund values its portfolio securities.

5.              Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

6.              Taxes – For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Strategic Partners Managed OTC Fund had a capital loss carry forward of $34,991,087 and Jennison Technology Fund had a capital loss carry forward of approximately $298,212,000 as of October 31, 2004 and November 30, 2004, respectively. The future utilization of the acquired or the Jennison Technology Fund capital loss carry forwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Proforma Portfolio of Investments for the Transactions

as of November 30, 2004

(unaudited)

			SP				Pro Forma Combined
	Jennison Technology Fund		Technology Fund		Managed OTC Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value

LONG-TERM INVESTMENTS 100.9%, 96.5%, 91.1%, 98.6%
COMMON STOCKS

Advertising 0.0%, 0.0%, 0.2%, 0.0%
Lamar Advertising Co. (a)	—	—	—	—	2,369	$93,433	2,369	$93,433

Airlines 0.0%, 0.0%, 0.2%, 0.0%
Ryanair Holdings PLC (a)	—	—	—	—	1,751	68,552	1,751	68,552

Biotechnology 0.0%, 3.7%, 8.1%, 1.8%
Amgen, Inc. (a)	—	—	7,300	$438,292	16,583	995,644	23,883	1,433,936
Biogen Idec, Inc.	—	—	—	—	10,403	610,448	10,403	610,448
Cephalon, Inc. (a)	—	—	—	—	1,442	68,538	1,442	68,538
Chiron Corp. (a)	—	—	—	—	7,416	241,539	7,416	241,539
Genentech, Inc. (a)	—	—	8,200	395,650	—	—	8,200	395,650
Genzyme Corp. (a)	—	—	—	—	8,034	449,984	8,034	449,984
Gilead Sciences, Inc.	—	—	—	—	11,948	411,728	11,948	411,728
Invitrogen, Corp. (a)	—	—	—	—	1,442	87,241	1,442	87,241
Medimmune, Inc. (a)	—	—	—	—	7,519	200,005	7,519	200,005
Millennium Pharmaceuticals, Inc. (a)	—	—	—	—	9,373	118,287	9,373	118,287
		—		833,942		3,183,414		4,017,356

Capital Markets 2.0%, 0.0%, 0.0%, 1.4%
Ameritrade Holding Corp.(a)(b)	218,400	$3,042,312	—	—	—	—	218,400	3,042,312

Chemicals 0.0%, 0.0%, 0.3%, 0.0%
Sigma Adrich Corp.	—	—	—	—	1,854	110,739	1,854	110,739

Commercial Services & Supplies 4.7%, 5.4%, 2.4%, 4.3%
Automatic Data Processing, Inc.	—	—	14,200	646,526	—	—	14,200	646,526
Apollo Group, Inc. (Class “A” Stock) (a)	—	—	7,000	557,900	5,356	426,873	12,356	984,773
Career Education Corp. (a)	—	—	—	—	2,884	112,188	2,884	112,188
CoStar Group, Inc.(a)	49,100	2,150,580	—	—	—	—	49,100	2,150,580
First Health Group Corp. (a)	—	—	—	—	2,678	47,722	2,678	47,722
Monster Worldwide, Inc.(a)(b)	167,700	4,727,463	—	—	—	—	167,700	4,727,463
Paychex, Inc.	12,500	414,500	—	—	10,094	334,717	22,594	749,217
		7,292,543		1,204,426		921,500		9,418,469

Communications Equipment 11.4%, 20.1%, 11.7%, 12.3%
3Com Corp.(a)	384,900	1,708,956	—	—	—	—	384,900	1,708,956
ADC Telecommunications, Inc.(a)	406,100	954,335	—	—	—	—	406,100	954,335
ADTRAN, Inc.	—	—	10,500	235,305	—	—	10,500	235,305
Avaya, Inc. (a)	—	—	36,500	599,330	—	—	36,500	599,330
Cisco Systems, Inc.(a)	76,800	1,436,928	36,500	682,915	67,980	1,271,906	181,280	3,391,749
Comverse Technology, Inc.(a)(b)	156,300	3,324,501	12,300	261,621	5,768	122,685	174,368	3,708,807
Corning, Inc.(a)(b)	64,100	806,378	55,000	691,900	—	—	119,100	1,498,278
ECI Telecom Ltd.(a)	277,500	2,303,250	—	—	—	—	277,500	2,303,250
JDS Uniphase Corp. (a)	—	—	—	—	46,041	145,950	46,041	145,950
Juniper Networks, Inc.(a)(b)	75,500	2,078,515	22,900	630,437	9,888	272,217	108,288	2,981,169
Motorola, Inc.	—	—	33,100	637,506	—	—	33,100	637,506
QUALCOMM, Inc.	68,600	2,855,132	17,800	740,836	55,311	2,302,045	141,711	5,898,013
Research In Motion Ltd. (Canada)(a)(b)	25,000	2,224,250			5,253	467,359	30,253	2,691,609
		17,692,245		4,479,850		4,582,162		26,754,257

Pro Forma Portfolio of Investments for the Transactions

as of November 30, 2004

(unaudited) (continued)

			SP				Pro Forma Combined
	Jennison Technology Fund		Technology Fund		Managed OTC Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Computers & Peripherals 10.3%, 10.2%, 7.1%, 9.7%
Apple Computer, Inc.(a)(b)	55,100	3,694,455	—	—	15,244	1,022,110	70,344	4,716,565
Brocade Communications Systems, Inc.(a)	220,600	1,528,758	—	—	—	—	220,600	1,528,758
Dell, Inc. (a)	—	—	25,400	1,029,208	25,853	1,047,564	51,253	2,076,772
Diebold, Inc.(b)	71,200	3,787,840	—	—	—	—	71,200	3,787,840
EMC Corp. (a)	—	—	32,100	430,782	—	—	32,100	430,782
International Business Machines Corp.	32,000	3,015,680	—	—	—	—	32,000	3,015,680
Lexmark International, Inc.(a)(b)	16,500	1,400,850	—	—	—	—	16,500	1,400,850
Network Appliance, Inc. (a)	—	—	27,100	817,336	10,506	316,861	37,606	1,134,197
NCR Corp.(a)	42,900	2,562,417	—	—	—	—	42,900	2,562,417
Sandisk Corp. (a)	—	—	—	—	4,223	95,355	4,223	95,355
Sun Microsystems, Inc. (a)	—	—	—	—	40,891	226,945	40,891	226,945
Synopsys Inc. (a)	—	—	—	—	4,017	70,820	4,017	70,820
		15,990,000		2,277,326		2,779,655		21,046,981

Distribution/Wholesale 0.0%, 0.0%, 0.7%, 0.1%
CDW Corp.	—	—	—	—	2,472	162,459	2,472	162,459
Fastenal Co.	—	—	—	—	2,060	125,990	2,060	125,990
		—		—		288,449		288,449

Diversified Financial Services 1.3%, 0.0%, 0.0%, 1.0%
Chicago Mercantile Exchange	10,600	2,074,526	—	—	—	—	10,600	2,074,526

Diversified Telecomminication Services 0.0%, 1.9%, 0.0%, 1.0%
Verizon Communications, Inc.	—	—	10,500	432,915	—	—	10,500	432,915

Electronic Equipment & Instruments 5.9%, 0.0%, 0.5%, 4.4%
Agilent Technologies, Inc.(a)	59,446	1,360,719	—	—	—	—	59,446	1,360,719
American Power Conversion Corp.	—	—	—	—	5,665	119,758	5,665	119,758
Amphenol Corp., Class A(a)	42,600	1,495,686	—	—	—	—	42,600	1,495,686
Molex, Inc.(b)	47,800	1,317,846	—	—	2,781	76,672	50,581	1,394,518
Symbol Technologies, Inc.	163,600	2,480,176	—	—	—	—	163,600	2,480,176
Trimble Navigation Ltd.(a)	82,800	2,613,996	—	—	—	—	82,800	2,613,996
		9,268,423		—		196,430		9,464,853

Electronics 0.0%, 0.0%, 1.6%, 0.3%
Flextronics International Ltd. (a)	—	—	—	—	16,995	243,879	16,995	243,879
Garmin Ltd.	—	—	—	—	2,781	161,910	2,781	161,910
Gentex Corp.	—	—	—	—	2,266	73,237	2,266	73,237
Sanmina Corp. (a)	—	—	—	—	15,656	138,242	15,656	138,242
		—		—		617,268		617,268

Food & Staples Retailing 0.0%, 0.0%, 1.2%, 0.2%
Costco Wholesale, Inc.	—	—	—	—	6,798	330,383	6,798	330,383
Whole Foods Market, Inc.	—	—	—	—	1,751	158,938	1,751	158,938
		—		—		489,321		489,321

Pro Forma Portfolio of Investments for the Transactions

as of November 30, 2004

(unaudited) (continued)

			SP				Pro Forma Combined
	Jennison Technology Fund		Technology Fund		Managed OTC Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Healthcare Equipment & Supplies 2.6%, 3.0%, 1.7%, 2.5%
Biomet, Inc.	—	—	—	—	9,682	463,478	9,682	463,478
DENTSPLY International, Inc.	—	—	—	—	2,163	113,795	2,163	113,795
Given Imaging Ltd.(a)(b)	25,900	862,729	—	—	—	—	25,900	862,729
Henry Schein, Inc. (a)	—	—	—	—	1,133	73,849	1,133	73,849
Waters Corp.(a)(b)	68,000	3,172,880	—	—	—	—	68,000	3,172,880
Zimmer Holdings, Inc. (a)	—	—	8,100	660,960	—	—	8,100	660,960
		4,035,609		660,960		651,122		5,347,691

Healthcare Providers & Services 4.7%, 0.0%, 0.3%, 3.4%
Cerner Corp.(a)(b)	77,200	4,069,984	—	—	—	—	77,200	4,069,984
Lincare Holdings, Inc. (a)	—	—	—	—	2,678	103,344	2,678	103,344
WebMD Corp.(a)(b)	441,200	3,198,700	—	—	—	—	441,200	3,198,700
		7,268,684		—		103,344		7,372,028

Hotels Restaurants & Leisure 0.0%, 0.0%, 2.2%, 0.4%
Starbucks Corp. (a)	—	—	—	—	15,553	875,011	15,553	875,011

Household Durables 1.1%, 0.0%, 0.0%, 0.8%
Harman International Industries, Inc.(b)	13,900	1,707,615	—	—	—	—	13,900	1,707,615

Internet & Catalog Retail 5.6%, 4.3%, 6.0%, 5.5%
Amazon.com, Inc. (a)	—	—	—	—	7,622	302,441	7,622	302,441
Audible, Inc.(a)	60,000	1,677,600	—	—	—	—	60,000	1,677,600
eBay, Inc.(a)	42,700	4,801,615	8,600	967,070	13,905	1,563,617	65,205	7,332,302
IAC/InterActiveCorp(a)(b)	88,900	2,194,941	—	—	20,291	500,985	109,191	2,695,926
		8,674,156		967,070		2,367,043		12,008,269

Internet Software & Services 16.2%, 5.7%, 2.3%, 12.6%
Akamai Technologies, Inc.(a)	275,000	3,561,250	—	—	—	—	275,000	3,561,250
Ask Jeeves, Inc.(a)(b)	189,500	4,896,680	—	—	—	—	189,500	4,896,680
Equinix, Inc.(a)(b)	44,700	1,737,936	—	—	—	—	44,700	1,737,936
Google, Inc.(a)(b)	18,300	3,348,900	—	—	—	—	18,300	3,348,900
iVillage, Inc.(a)	200,000	949,000	—	—	—	—	200,000	949,000
VeriSign, Inc.(a)(b)	113,200	3,724,280	14,000	460,600	6,798	223,654	133,998	4,408,534
Yahoo!, Inc.(a)	186,100	7,001,082	21,500	808,830	18,437	693,600	226,037	8,503,512
		25,219,128		1,269,430		917,254		27,405,812

IT Services 3.3%, 2.0%, 0.7%, 2.7%
Accenture Ltd. (Class “A” Stock)(Bermuda)(a)	—	—	17,400	451,356	—	—	17,400	451,356
CheckFree Corp.(a)(b)	94,600	3,504,930	—	—	—	—	94,600	3,504,930
CSG Systems International, Inc.(a)	87,600	1,591,692	—	—	—	—	87,600	1,591,692
Fiserv, Inc. (a)	—	—	—	—	6,901	265,758	6,901	265,758
		5,096,622		451,356		265,758		5,813,736

Machinery 0.0%, 0.0%, 1.1%, 0.2%
PACCAR, Inc.	—	—	—	—	5,459	426,348	5,459	426,348

Pro Forma Portfolio of Investments for the Transactions

as of November 30, 2004

(unaudited) (continued)

			SP				Pro Forma Combined
	Jennison Technology Fund		Tech Fund		OTC Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Media 2.8%, 0.0%, 2.6%, 2.5%
Comcast Corp. (Class “A” Stock) (a)	—	—	—	—	26,780	804,471	26,780	804,471
DreamWorks Animation SKG, Inc.(a)(b)	2,000	73,920	—	—	—	—	2,000	73,920
EchoStar Communications Corp. (Class “A” Stock)	—	—	—	—	6,283	206,020	6,283	206,020
Sirius Satellite Radio, Inc.(a)(b)	582,600	3,868,464	—	—	—	—	582,600	3,868,464
XM Satellite Radio Holdings, Inc(a)(b)	13,400	494,594	—	—	—	—	13,400	494,594
		4,436,978		—		1,010,491		5,447,469

Medical Supplies & Equipment 0.0%, 0.0%, 0.4%, 0.1%
Patterson Companies, Inc. (a)	—	—	—	—	3,708	151,509	3,708	151,509

Oil & Gas 0.0%, 0.0%, 0.2%, 0.0%
Patterson UTI Energy, Inc.	—	—	—	—	4,841	96,820	4,841	96,820

Packaging & Containers 0.0%, 0.0%, 0.3%, 0.1%
Smurfit-Stone Container Corp. (a)	—	—	—	—	7,004	125,792	7,004	125,792

Pharmaceuticals 0.9%, 2.1%, 1.2%, 1.1%
Elan Corp. PLC ADR (Ireland)(a)(b)	52,100	1,375,440	—	—	—	—	52,100	1,375,440
Express Scrips, Inc.	—	—	—	—	1,957	140,826	1,957	140,826
Teva Pharmaceutical Industries Ltd. ADR (Israel)	—	—	17,500	477,400	12,669	345,610	30,169	823,010
		1,375,440		477,400		486,436		2,339,276

Retail 0.0%, 0.0%, 0.9%, 0.2%
Dollar Tree Stores, Inc. (a)	—	—	—	—	3,090	85,995	3,090	85,995
Kmart Holding Corp. (a)	—	—	—	—	2,678	275,379	2,678	275,379
		—		—		361,374		361,374

Semiconductors & Semiconductor Equipment 6.3%, 15.8%, 12.8%, 8.5%
Altera Corp.(a)(b)	66,700	1,512,756	—	—	14,729	334,054	81,429	1,846,810
Applied Materials, Inc. (a)	—	—	—	—	24,720	411,341	24,720	411,341
ATI Technologies, Inc. (a)	—	—	—	—	6,798	131,881	6,798	131,881
Broadcom Corp. (Class “A” Stock) (a)	—	—	—	—	6,695	217,721	6,695	217,721
Intel Corp.	70,700	1,580,145	17,900	400,065	63,242	1,413,459	151,842	3,393,669
Intersil Corp. (Class “A” Stock)	—	—	—	—	4,326	69,649	4,326	69,649
KLA-Tencor Corp. (a)	—	—	—	—	6,695	301,677	6,695	301,677
Lam Research Corp. (a)	—	—	—	—	3,914	101,803	3,914	101,803
Linear Technology Corp.	—	—	14,200	541,872	11,536	440,214	25,736	982,086
Marvell Technology Group Ltd. (Bermuda)(a)	68,500	2,196,110	—	—	7,107	227,850	75,607	2,423,960
Maxim Integrated Products, Inc.(b)	87,900	3,600,384	—	—	12,772	523,141	100,672	4,123,525
Microchip Technology, Inc.	—	—	19,300	543,874	4,841	136,419	24,141	680,293
Novellus System, Inc. (a)	—	—	—	—	4,120	110,993	4,120	110,993
NVIDIA Corp. (a)	—	—	—	—	5,047	96,549	5,047	96,549
Qlogic Corp. (a)	—	—	—	—	2,678	92,096	2,678	92,096
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	—	—	77,401	616,886	—		77,401	616,886
Tessera Technologies, Inc.(a)	26,900	956,295	—	—	—	—	26,900	956,295
Texas Intruments, Inc.	—	—	13,800	333,684	—	—	13,800	333,684
United Microelectronics Corp. (a)	—	—	130,036	455,126	—	—	130,036	455,126
Xilinx, Inc.	—	—	20,100	627,522	12,978	405,173	33,078	1,032,695
		9,845,690		3,519,029		5,014,020		18,378,739

Pro Forma Portfolio of Investments for the Transactions

as of November 30, 2004

(unaudited) (continued)

			SP				Pro Forma Combined
	Jennison Technology Fund		Technology Fund		Managed OTC Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Software 19.7%, 22.3%, 17.3%, 19.5%
Adobe Systems, Inc.	51,800	3,137,008	11,000	666,160	6,592	399,212	69,392	4,202,380
Amdocs Ltd. PLC (United Kingdom)(a)(b)	245,100	6,335,835	24,000	620,400	—	—	269,100	6,956,235
BEA Systems, Inc. (a)	—	—	—	—	10,609	85,721	10,609	85,721
Business Objects SA ADR(a)(b)	65,100	1,515,528	—	—	—	—	65,100	1,515,528
Check Point Software Technologies Ltd. (Israel)(a)	—	—	17,400	413,076	7,210	171,165	24,610	584,241
Citrix Systems, Inc. (a)	—	—	—	—	5,665	133,751	5,665	133,751
Cognos, Inc. (Canada)(a)	100,800	3,970,512	9,500	374,205	—	—	110,300	4,344,717
Compuware Corp. (a)	—	—	—	—	6,695	38,630	6,695	38,630
Electronic Arts, Inc.(a)(b)	53,800	2,630,820	—	—	8,652	423,083	62,452	3,053,903
Intuit, Inc.(a)(b)	72,700	3,041,768	—	—	6,798	284,428	79,498	3,326,196
Mercury Interactive Corp.(a)(b)	44,500	2,029,645	7,700	351,197	2,575	117,446	54,775	2,498,288
Microsoft Corp.	53,200	1,426,292	27,300	731,913	105,369	2,824,942	185,869	4,983,147
NAVTEQ Corp.(a)	22,000	949,300	—	—	—	—	22,000	949,300
Oracle Corp. (a)	—	—	33,900	429,174	60,667	768,044	94,567	1,197,218
PeopleSoft Inc. (a)	—	—	—	—	14,626	345,320	14,626	345,320
Pixar, Inc. (a)	—	—	—	—	1,648	149,424	1,648	149,424
Salesforce.com, Inc.(a)(b)	72,400	1,264,104	—	—	—	—	72,400	1,264,104
SAP AG ADR (Germany)	61,100	2,718,950	13,200	587,400	—	—	74,300	3,306,350
Siebel Systems, Inc. (a)	—	—	—	—	16,686	168,195	16,686	168,195
Symantec, Corp. (a)	—	—	12,500	797,625	9,270	591,519	21,770	1,389,144
TIBCO Software, Inc.(a)	142,100	1,634,150	—	—	—	—	142,100	1,634,150
Veritas Software Corp. (a)	—	—	—	—	12,463	272,940	12,463	272,940
		30,653,912		4,971,150		6,773,820		42,398,882

Specialty Retail 0.0%, 0.0%, 2.6%, 0.5%
Bed, Bath & Beyond, Inc. (a)	—	—	—	—	11,433	456,497	11,433	456,497
Pet Smart, Inc.	—	—	—	—	4,017	137,663	4,017	137,663
Ross Stores, Inc.	—	—	—	—	4,120	110,828	4,120	110,828
Staples, Inc.	—	—	—	—	9,373	299,092	9,373	299,092
		—		—		1,004,080		1,004,080

Telecommunications 0.0%, 0.0%, 0.3%, 0.1%
Level 3 Communications, Inc. (a)	—	—	—	—	18,952	65,384	18,952	65,384
Tellabs, Inc. (a)	—	—	—	—	6,695	57,242	6,695	57,242
		—		—		122,626		122,626

Textiles 0.0%, 0.0%, 0.7%, 0.1%
Cintas Corp.	—	—	—	—	5,768	257,945	5,768	257,945

Transportation 0.0%, 0.0%, 0.7%, 0.1%
C. H. Robinson Worldwide, Inc.	—	—	—	—	2,369	127,334	2,369	127,334
Expeditors International of Washington, Inc.	—	—	—	—	2,884	153,602	2,884	153,602
		—		—		280,936		280,936

Wireless Telecommunication Services 2.1%, 0.0%, 2.8%, 2.0%
Alamosa Holdings, Inc.(a)(b)	150,600	1,641,540	—	—	—	—	150,600	1,641,540
Nextel Partners, Inc., (Class “A” Stock)(a)(b)	93,300	1,687,797	—	—	39,140	1,113,924	132,440	2,801,721
		3,329,337		—		1,113,924		4,443,261

Total long-term investments (cost $132,272,018, $17,212,394, $27,628,282, $177,112,694)		157,003,220		21,544,854		35,736,576		214,284,650

Pro Forma Portfolio of Investments for the Transactions

as of November 30, 2004

(unaudited) (continued)

			SP				Pro Forma Combined
	Jennison Technology Fund		Tech Fund		Managed OTC Fund		Jennison Technology Fund
Description	Shares	Value	Shares	Value	Shares	Value	Shares	Value

SHORT-TERM INVESTMENTS 44.4%, 4.3%, 5.0%, 33.2%

Money Market Mutual Fund 44.4%, 0.0%, 0.0%, 31.8%
Dryden Core Investment Fund - Taxable Money Market Series(c)	69,112,433	69,112,433	—	—	—	—	69,112,433	69,112,433

Registered Investment Companies 0.0%, 4.3%, 5.0%, 1.4%
BlackRock Provident Institutional Funds TempCash Portfolio (d)	—	—	959,591	959,591	989,309	989,309	1,948,900	1,948,900
BlackRock Provident Institutional Funds TempFund Portfolio (d)	—	—	—	—	989,308	989,308	989,308	989,308
		—		959,591		1,978,617		2,938,208

Total short-term investments (cost $69,112,433, $959,591, $1,978,617, $72,050,641)		69,112,433		959,591		1,978,617		72,050,641

Total Investments, Before Outstanding Options Written 145.3%, 100.8%, 96.1%, 131.8% (cost $201,384,451, $18,171,985, $29,606,899, $249,163,335)		226,115,653		22,504,445		37,715,193		286,335,291

OUTSTANDING OPTIONS WRITTEN (0.8)%, 0.0%, 0.0%, (0.6)%

Call Options (0.8)%, 0.0%, 0.0%, (0.6)%
Apple Computer, Inc., expiring 01/22/05 @ $42.50	75	(191,250)	—	—	—	—	75	(191,250)
Chicago Mercantile Exchange, expiring 12/18/04 @ $155	45	(183,825)	—	—	—	—	45	(183,825)
Elan Corp. PLC, expiring 12/18/04 @ $30	131	(2,620)	—	—	—	—	131	(2,620)
Google, Inc., expiring 12/18/04 @ $120	103	(642,205)	—	—	—	—	103	(642,205)
Google, Inc., expiring 12/18/04 @ $140	23	(97,520)	—	—	—	—	23	(97,520)
Intuit, Inc., expiring 01/22/05 @ $45	34	(2,040)	—	—	—	—	34	(2,040)
Research In Motion Ltd., expiring 12/18/04 @ $75	52	(74,360)	—	—	—	—	52	(74,360)

Total outstanding options written (premium received $127,144 $0, $0, $127,144)		(1,193,820)		—		—		(1,193,820)

Total Investments, Net of Outstanding Options Written 144.5%, 100.8%, 96.1%, 131.2% (cost $201,257,307, $18,171,985, $29,606,899, $249,036,191)		224,921,833		22,504,445		37,715,193		285,141,471
Other assets (liabilities) in excess of other liabilities (assets) (44.5)%, (0.8)%, 3.9%, (31.2)%		(69,239,736)		(168,268)		1,534,792		(67,873,212)

Net Assets 100%		$155,682,097		$22,336,177		$39,249,985		$217,268,259

(a)   Non-income producing security.

(b)   All or a portion of securities on loan. Securities on loan have an aggregate market value of $65,487,512 for Jennison Technology Fund; cash collateral of $67,164,920 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(c)   Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)   Security available to institutional investors only.

(e)   Open futures contracts as of November 30, 2004 for Strategic Partners Managed OTC Fund were as follows:

Number of Contracts	Type	Expiration	Value at Trade Date	Value at 11/30/2004	Unrealized Appreciation
Long Position:
80	NASDAQ 100 Index Futures	Dec 04	$11,370,010	$12,584,000	$1,213,990
24	NASDAQ Mini 20 Index Futures	Dec 04	$664,909	$755,040	$90,131
					$1,304,121

ADR—American Depositary Receipt.

None of the investments are expected to be sold as a result of the Transactions.

Pro Forma Statement of Assets and Liabilities for the Transactions

as of November 30, 2004

(unaudited)

				Pro Forma Combined
	Jennison Sector			Jennison Sector
	Funds, Inc. —	Strategic Partners	Strategic Partners	Funds, Inc. —
	Jennison	Mutual Funds, Inc. —	Mutual Funds, Inc. —	Jennison
	Technology Fund	Technology Fund	Managed OTC Fund	Technology Fund
Assets
Investments, at value (A) including securities on loan (C)	$226,115,653	$22,504,445	$37,715,193	$286,335,291
Cash	—	—	1,336,108	1,336,108
Receivable for investments sold	1,108,830	—	—	1,108,830
Dividends receivable	205,188	88,711	335,385	629,284
Receivable for Fund shares sold	116,372	1,581	20,969	138,922
Prepaid expenses	3,179	25,849	28,118	57,146
Foreign tax reclaim receivable	223	—	—	223
Receivable from investment manager	—	60,091	73,089	133,180
Total assets	227,549,445	22,680,677	39,508,862	289,738,984

Liabilities
Payable to broker for collateral for securities on loan	67,164,920	—	—	67,164,920
Payable for investments purchased	1,822,973	79,725	—	1,902,698
Outstanding options written (B)	1,193,820	—	—	1,193,820
Payable to custodian	857,726	71,310	—	929,036
Payable for Fund shares reacquired	392,322	55,672	44,962	492,956
Accrued expenses	246,773	121,803	147,385	515,961
Management fee payable	94,549	—	—	94,549
Distribution fee payable	93,140	15,166	27,481	135,787
Payable to broker - variation margin	—	—	38,160	38,160
Deferred directors’ fees	1,125	824	889	2,838
Total liabilities	71,867,348	344,500	258,877	72,470,725

Net Assets	$155,682,097	$22,336,177	$39,249,985	$217,268,259

Net assets were comprised of:
Common stock, at par	$230,970	$8,135	$14,564	$253,669
Paid-in capital in excess of par	430,399,470	60,967,371	73,923,366	565,290,207
	430,630,440	60,975,506	73,937,930	565,543,876
Accumulated net investment loss	(1,125)	(422,335)	(486,039)	(909,499)
Accumulated net realized loss on investments	(298,611,744)	(42,549,454)	(43,614,325)	(384,775,523)
Net unrealized appreciation on investments	23,664,526	4,332,460	9,412,419	37,409,405
Net assets, November 30, 2004	$155,682,097	$22,336,177	$39,249,985	$217,268,259

(A) Investments at cost	$201,384,451	$18,171,985	$29,606,899	$249,163,335
(B) Premiums received for written options	$127,144	$—	$—	$127,144
(C) Securities on loan at value	$65,487,512	$—	$—	$65,487,512

Pro Forma Statement of Assets and Liabilities for the Transactions

as of November 30, 2004

(unaudited) (continued)

						Pro Forma Combined
	Jennison Sector					Jennison Sector
	Funds, Inc. —	Strategic Partners	Strategic Partners			Funds, Inc. —
	Jennison	Mutual Funds, Inc. —	Mutual Funds, Inc. —			Jennison
	Technology Fund	Technology Fund	Managed OTC Fund	Adjustments		Technology Fund
Net Asset Value
Class A
Net assets	$45,559,296	$2,261,461	$1,544,676			$49,365,433
Shares of beneficial interest issued and outstanding	6,579,670	805,370	564,111	(819,461	)(a)	7,129,690
Net asset value and redemption price per share	$6.92	$2.81	$2.74			$6.92
Maximum sales charge (5.5% of offering price)	0.40	0.16	0.16			0.40
Maximum offering price to public*	$7.32	$2.97	$2.90			$7.32

Class B
Net assets	$77,752,079	$186,144	$573,528			$78,511,751
Shares of beneficial interest issued and outstanding	11,698,471	68,553	213,984	(168,301	)(a)	11,812,707
Net asset value, offering price and redemption price per share	$6.65	$2.72	$2.68			$6.65

Class C
Net assets	$26,004,126	$5,538,407	$11,731,219			$43,273,752
Shares of beneficial interest issued and outstanding	3,912,537	2,029,478	4,377,177	(3,809,719	)(a)	6,509,473
Net asset value, offering price and redemption price per share	$6.65	$2.73	$2.68			$6.65

Class L
Net assets	$—	$4,339,294	$7,754,845			$12,094,139
Shares of beneficial interest issued and outstanding	—	1,551,037	2,844,973	(2,648,302	)(a)	1,747,708
Net asset value and redemption price per share	$—	$2.80	$2.73			$6.92
Maximum sales charge (5.75% of offering price)	—	0.17	0.17			0.42
Maximum offering price to public	$—	$2.97	$2.90			$7.34

Class M
Net assets	$—	$8,346,899	$15,771,219			$24,118,118
Shares of beneficial interest issued and outstanding	—	3,071,775	5,867,933	(5,312,923	)(a)	3,626,785
Net asset value, offering price and redemption price per share	$—	$2.72	$2.69			$6.65

Class X
Net assets	$—	$1,663,972	$1,874,498			$3,538,470
Shares of beneficial interest issued and outstanding	—	608,364	697,494	(773,757	)(a)	532,101
Net asset value, offering price and redemption price per share	$—	$2.74	$2.69			$6.65

Class Z
Net assets	$6,366,596	$—	$—			$6,366,596
Shares of beneficial interest issued and outstanding	906,340	—	—			906,340
Net asset value, offering price and redemption price per share	$7.02	$—	$—			$7.02

*                 On sale of $25,000 or more the offering price of Class A shares is reduced.

(a)   Reflects the change in shares of Strategic Partners Mutual Funds, Inc. — Technology Fund and Strategic Partners Mutual Funds, Inc. — managed OTC Fund upon conversion into Jennison Sector Funds, Inc. — Jennison Technology Fund.

Pro Forma Statement of Operations for the Transactions

For the Twelve Months Ended November 30, 2004

(unaudited)

						Pro Forma Combined
	Jennison					Jennison
Net Investment Loss	Technology Fund	SP Tech Fund	OTC Fund	ADJUSTMENTS		Technology Fund
Income
Dividends	$419,398	$144,071	$424,986	$—		$988,455
Interest	—	252	68	—		320
Income from securities loaned, net	202,371	7,265	11,346	—		220,982
Less: Foreign withholding taxes	(3,958)	(4,223)	(412)	—		(8,593)
Total income	617,811	147,365	435,988	—		1,201,164

Expenses
Management fee	1,214,509	234,092	342,740	(98,948	)(a)	1,692,393
Distribution fee—Class A	116,502	1,729	1,349	—		119,580
Distribution fee—Class B	809,411	593	1,664	—		811,668
Distribution fee—Class C	276,550	59,439	121,830	—		457,819
Distribution fee—Class L	—	30,394	44,159	—		74,553
Distribution fee—Class M	—	90,033	166,889	—		256,922
Distribution fee—Class X	—	16,404	19,170	—		35,574
Transfer agent’s fees and expenses	709,000	210,008	279,365	(266,373	)(b)	932,000
Administration and accounting fees	—	55,062	52,806	(107,868	)(b)	—
Custodian’s fees and expenses	154,000	23,272	13,757	10,971	(b)	202,000
Registration fees	45,000	48,393	49,401	(83,794	)(b)	59,000
Audit fee and Legal fees	18,000	34,130	39,669	(52,799	)(b)	39,000
Directors’ fees	11,000	11,429	9,465	(17,894	)(b)	14,000
Interest expense	—	—	102	(102	)(b)	—
Miscellaneous	9,302	48,600	35,353	(31,025	)(b)	62,230
Total expenses	3,363,274	863,578	1,177,719	(647,832)		4,756,739
Less: Advisory fee waivers and expense reimbursements	—	(337,257)	(318,526)	655,783	(c)	—
Net expenses	3,363,274	526,321	859,193	7,951		4,756,739

Net investment loss	(2,745,463)	(378,956)	(423,205)	(7,951)		(3,555,575)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	5,631,572	1,406,889	(2,524,434)	—		4,514,027
Futures	—	—	218,069	—		218,069
Written options transactions	38,622	3,231	—	—		41,853
Foreign currency transactions	—	(1,138)	—	—		(1,138)
	5,670,194	1,408,982	(2,306,365)	—		4,772,811

Net change in unrealized appreciation/depreciation on:
Investments	(28,196)	(1,669,669)	5,245,854	—		3,547,989
Futures	—	—	630,310	—		630,310
Written options	(1,069,777)	—	—	—		(1,069,777)
Foreign currency	—	—	—	—		—
	(1,097,973)	(1,669,669)	5,876,164	—		3,108,522
Net gain (loss) on investments	4,572,221	(260,687)	3,569,799	—		7,881,333
Net Increase (Decrease) In Net Assets Resulting From Operations	$1,826,758	$(639,643)	$3,146,594	$(7,951)		$4,325,758

(a)   Reflects adjustments to advisory fees and distribution fees based on the surviving fund’s fee schedule.

(b)   Reflects the elimination of duplicate services or fees.

(c)   Reflects the elimination of advisory fee waivers and expense reimbursements.

Notes to Pro-Forma Financial Statements for the Transactions

(unaudited)

1.              Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at November 30, 2004 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the twelve months ended November 30, 2004, reflect the accounts of Jennison Technology Fund, Strategic Partners Technology Fund and Strategic Partners Managed OTC Fund, each a “Fund.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Strategic Partners Technology Fund and Strategic Partners Managed OTC Fund in exchange for shares in Jennison Technology Fund.  The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.              Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, L, M, and X shares of Jennison Technology Fund, which would have been issued on November 30, 2004, in connection with the proposed reorganization.  Shareholders of Strategic Partners Technology Fund and Strategic Partners Managed OTC Fund would become shareholders of Jennison Technology Fund, receiving shares of Jennison Technology Fund equal to the value of their holdings in Strategic Partners Technology Fund and Strategic Partners Managed OTC Fund. The amount of additional shares assumed to be issued has been calculated based on the November 30, 2004 total net assets of both Strategic Partners Technology Fund and Strategic Partners Managed OTC Fund and the net asset value per share of Jennison Technology Fund, as follows:

Jennison Technology Fund Additional Total Shares Issued		SP Technology Fund and SP Managed OTC Fund Net Assets 11/30/04	Jennison Technology Fund Net Asset Value Per Share 11/30/04
Class A	550,020	$3,806,137	$6.92
Class B	114,236	$759,672	$6.65
Class C	2,596,936	$17,269,626	$6.65
Class L	1,747,708	$12,094,139	$6.92
Class M	3,626,785	$24,118,118	$6.65
Class X	532,101	$3,538,470	$6.65

3.            Pro Forma Operations – The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Jennison Technology Fund at the combined level of average net assets for the year ended November 30, 2004.

4.              Security Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the co-managers, in consultation with the subadviser; believe the primary market to be over-the-counter are valued by an independent agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with procedures approved by the Board of Directors. Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation. Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

The Funds valuation policies are substantially identical and there are no differences in the terms of how each fund values its portfolio securities.

5.              Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

6.              Taxes – For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Strategic Partners Technology Fund had a capital loss carry forward of $41,918,718 and Strategic Partners Managed OTC Fund had a capital loss carry forward of $34,991,087 as of October 31, 2004.  Jennison Technology Fund had a capital loss carry forward of approximately $298,212,000 as of November 30, 2004. The future utilization of the acquired or the Jennison Technology Fund capital loss carry forwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

PART C

OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and the Maryland General Corporation Law (the MGCL), and pursuant to Article V of Jennison Sector Funds’ Amended and Restated By-Laws (Exhibit (2)(c) to the Registration Statement), Jennison Sector Funds shall indemnify present and former officers and directors (and persons who serve or served as the officer or director of certain other enterprises at the Jennison Sector Funds’ request), and, to the extent authorized by the Jennison Sector Funds’ Board, employees and agents, against judgments, fines, settlements and expenses, and may advance expenses to such parties, to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of the MGCL permits indemnification of directors, officers, employees and agents who are made a party (or threatened to be made a party) to any proceeding by reason of their service in such capacity, unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The MGCL does not permit indemnification in respect of any proceeding by or in the right of the Jennison Sector Funds in which a person is found liable to Jennison Sector Funds or, for proceedings brought against Jennison Sector Funds, except in limited circumstances. A Maryland corporation may be required to reimburse officers and directors for reasonable expenses incurred in the successful defense of a proceeding to which such director or officer is a party by reason of his or her service in such capacity. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits (7)(b) to (7)(e) to the Registration Statement), the Distributor of the Jennison Sector Funds may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Pursuant to Article VI of Jennison Sector Funds’ charter, Exhibit (1)(B) to the Registration Statement, directors and officers of Jennison Sector Funds shall not be liable to its shareholders for monetary damages for breach of fiduciary duty as officers or directors to the extent permitted by law (including the MGCL and the 1940 Act). Under Maryland law, such limitation on liability will not apply to liability resulting from: (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of Jennison Sector Funds pursuant to the foregoing provisions or otherwise, Jennison Sector Funds has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Jennison Sector Funds of expenses incurred or paid by a director, officer or controlling person of Jennison Sector Funds in connection with the successful defense of any action, suit or proceeding) is asserted against Jennison Sector Funds by such director, officer or controlling person in connection with the shares being registered, Jennison Sector Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Jennison Sector Funds has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Jennison Sector Funds against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the amended Management Agreement and each other Management Agreement (Exhibits (6)(f) to (6)(i) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits (6)(a) to (6)(d) and (6)(j) to (6)(k) to the Registration Statement) limit the liability of Prudential Investments LLC (PI), Prudential Investment Management, Inc. (PIM) and Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Jennison Sector Funds hereby undertakes that it will apply the indemnification provisions of its Amended and Restated By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 16.  EXHIBITS

Exhibits:

(1)	(A)

Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

	(B)	Articles of Restatement, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

	(C)	Articles Supplementary, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1996.

(D)

Articles Supplementary, incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(E)

Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on April 30, 1999.

	(F)	Articles Supplementary, incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on April 30, 1999.

(G)

Articles Supplementary dated July 17, 2003, incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on February 2, 2004.

(2)	(A)	Amended By-Laws, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 9, 2001.

(B)

Amended and Restated By-Laws dated July 17, 2003, incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on February 2, 2004.

(C)

Amended and Restated By-Laws dated November 16, 2004, incorporated by reference to Exhibit (b)(3) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 22, 2004.

(3)	copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of the registrant; Not Applicable.

(4)	(A)

The Form of Plan of Reorganization for the reorganization of Strategic Partners Technology Fund and the Jennison Technology Fund is included in this registration statement as Exhibit A to the Prospectus/Proxy Statement relating to the reorganization.

	(B)	The Form of Plan of Reorganization of Strategic Partners Managed OTC Fund is included in this registration statement as Exhibit A to the Prospectus/Proxy Statement relating to the reorganization.

(5)

Specimen Stock Certificate issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

(6)	(A)

Subadvisory Agreement for Jennison Technology Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(B)

Subadvisory Agreement for Jennison Technology Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC, incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

	(C)	(i)

Amended and Restated Management Agreement for Jennison Technology Fund, incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 29, 2002.

(ii)

New Fee Schedules as of May 25, 2004, incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 18, 2005.

(7)	(A)

Selected Dealer Agreement, incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.

(B)

Distribution Agreement for Jennison Technology Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(8)

copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a format document;

Not Applicable.

(9)	(A)

Custodian Agreement between Jennison Sector Funds and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

(B)

Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(C)

Amendment to Custodian Contract, incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-15166) filed via EDGAR on July 31, 2001 of Prudential Natural Resources Fund, Inc.

(D)

Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-15166) of Prudential Natural Resources Fund, Inc. filed via EDGAR on July 30, 2002.

(10)	(A)

Distribution and Service Plan for Class A shares of Jennison Technology Fund, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(B)

Distribution and Service Plan for Class B shares of Jennison Technology Fund, incorporated by reference to Exhibit (m)(8) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(C)

Distribution and Service Plan for Class C shares of Jennison Technology Fund, incorporated by reference to Exhibit (m)(12) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(D)

Rule 12b-1 Fee Waiver for Class A Shares, incorporated by reference to Exhibit (m)(13) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 22, 2004.

(E)

Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 9, 1999.

(F)

Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 23, 2003.

(G)

Amended and Restated Rule 18f-3 Plan dated January 23, 2004, incorporated by reference to Exhibit (n)(3) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on February 2, 2004.

(H)

Amended and Restated Rule 18-3 Plan dated March 11, 2004, incorporated by reference to Exhibit (n)(4) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 22, 2004.

(11)	Opinion and consent of DLA Piper Rudnick Gray Cary US LLP as to the legality of the securities being registered is attached hereto as Exhibit 10.

(12)	An opinion and consent of Counsel Supporting Tax Matters and Consequences to Shareholders. (To be filed by subsequent amendment.)

(13)	(A)

Transfer Agency and Service Agreement between Jennison Sector Fund and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March  4, 1997.

(B)

Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2000.

(C)

Amendment to Transfer Agency Agreement dated September 4, 2002, incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on February 2, 2004.

(14)	Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the 1933 Act;

	(A)	Consent of KPMG LLP, independent registered public accounting firm, for the registrant attached hereto.

	(B)	Consent of KPMG LLP, independent public accounting firm, for Strategic Partners Mutual Funds, Inc., on behalf of Strategic Partners Technology Fund attached hereto.

	(C)	Consent of KPMG LLP, independent public accounting firm, for Strategic Partners Mutual Funds, Inc., on behalf of Strategic Partners Managed OTC Fund attached hereto.

(15)	All financial statements omitted pursuant to Items 14(a)(1);

Not Applicable

(16)	Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

	(A)	Powers of Attorney dated March 2, 2005, previously filed with the Registrant’s Registration statement on Form N-14 on May 25, 2005.

	(B)	Power of Attorney dated March 2, 2005, previously filed with the Registrant’s Registration statement on Form N-14 on May 25, 2005.

(17)	Any additional exhibits which the registrant may wish to file.

	(A)	Form of voting instruction card for shareholders of Strategic Partners Technology Fund is attached as Exhibit (16)(A).

	(B)	Form of voting instruction card for shareholders of Stretegic Partners Managed OTC Fund is attached as Exhibit 16(B).

	(C)	Form of proxy solicitation material being sent to shareholders previously filed with Strategic Partners Mutual Funds, Inc. Registration Statement on Form N-14 on April 26, 2005.

ITEM 17.  UNDERTAKINGS

(1)  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)  The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 27 day of May, 2005.

JENNISON SECTOR FUNDS, INC.

By:	/s/ Deborah A. Docs
Deborah A. Docs

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

*
Linda W. Bynoe

*	Director
David E.A. Carson

*	Director
Robert G. LaBlanc

*	Director
Robert F. Gunia

*	Director
Douglas H. McCorkindale

*	Director
Richard A. Redeker

*	Director
Judy A. Rice

*	Director
Robin B. Smith

*	Director
Stephen G. Stoneburn

*	Director
Clay T. Whitehead

*	Treasurer and Principal Financial and Accounting
Grace C. Torres	Officer

*By:	/s/	DEBORAH A. DOCS
Deborah A. Docs			May 27 , 2005
Attorney-in-Fact

JENNISON SECTOR FUNDS, INC.

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
(1)(A)	Articles of Amendment to Articles of Incorporation of the Registrant	*
(1)(B)	Articles of Restatement of the Registrant	*
(1)(C)	Articles Supplementary of the Registrant	*
(1)(D)	Articles Supplementary of the Registrant	*
(1)(E)	Articles of Amendment to Articles of Incorporation of the Registrant	*
(1)(F)	Articles Supplementary of the Registrant	*
(1)(G)	Articles Supplementary of the Registrant, dated July 17, 2003	*
(2)(A)	Amended By-Laws of the Registrant	*
(2)(B)	Amended and Restated By-Laws dated July 17, 2003 of the Registrant	*
(2)(C)	Amended and Restated By-Laws dated November 16, 2004 of the Registrant	*
(4)(A)	Plan of Reorganization for Strategic Partners Technology Fund	*
(4)(B)	Plan of Reorganization for Strategic Partners Managed OTC Fund	*
(5)	Specimen Stock Certificate
(6)(A)	Subadvisory Agreement for Jennison Technology Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation	*
(6)(B)	Subadvisory Agreement for Jennison Technology Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC	*
(6)(c)(i)	Amended and Restated Management Agreement for Jennison Technology Fund	*
(6)(c)(ii)	New Fee Schedules as of May 25, 2004	*
(7)(A)	Selected Dealer Agreement	*
(7)(B)	Distribution Agreement for Jennison Technology Fund with Prudential Investment Management Services LLC	*
(9)(A)	Custodian Agreement between the Registrant and State Street Bank and Trust Company	*
(9)(B)	Amendment to Custodian Contract	*
(9)(C)	Amendment to Custodian Contract	*
(9)(D)	Amendment to Custodian Contract	*
(10)(A)	Distribution and Service Plan For Class A shares	*
(10)(B)	Distribution and Service Plan For Class B shares	*
(10)(C)	Distribution and Service Plan For Class C shares	*
(10)(D)	Rule 12b-1 Fee Waiver for Class A shares	*
(10)(E)	Amended and Restated 18f-3 Plan	*
(10)(F)	Amended and Restated 18f-3 Plan	*
(10)(G)	Amended and Restated 18f-3 Plan	*
(10)(H)	Amended and Restated 18f-3 Plan	*
(11)	Opinion and consent of DLA Piper Rudnick Gray Cary US LLP	Attached
(12)	Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders	To be filed by subsequent amendment.
(13)(A)	Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services Inc.	*
(13)(B)	Amendment to Transfer Agency Agreement	*
(13)(C)	Amendment to Transfer Agency and Service Agreement	*
(14)(A)	Consent of independent registered public accounting firm, KPMG LLP	Attached
(14)(B)	Consent of independent registered public accounting firm, KPMG LLP	Attached
(14)(C)	Consent of independent registered public accounting firm, KPMG LLP	Attached
(16)(A)	Power of Attorney	*
(16)(B)	Power of Attorney	*
(17)(A)	Form of voting instruction card for shareholders of Stategic Partners Technology Fund	Attached
(17)(B)	Form of voting instruction card for shareholders of Strategic Partners Managed OTC Fund	Attached
(17)(C)	Form of proxy solicitation material being sent to shareholders	*